 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4052

CitiFunds Trust III
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
c/o Citigroup Asset Management
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31,
Date of reporting period: August 31, 2005

ITEM 1.     REPORT TO STOCKHOLDERS.

     The Annual Report to Stockholders is filed herewith.

EXPERIENCE

Citi[SM] Cash Reserves

ANNUAL REPORT

AUGUST 31, 2005

citigroup
asset management

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CitiSM Cash Reserves

A n n u a l  R e p o r t  •  A u g u s t  31,  2 0 0 5

R. JAY GERKEN, CFA
 Chairman, President and
Chief Executive Officer

Letter from the Chairman

Dear Shareholder,

The U.S. economy overcame several obstacles during the reporting period and continued to expand at a brisk pace. Rising interest rates, record high oil prices and geopolitical issues threatened to send the economy into a “soft patch.” In addition, the devastation caused by Hurricane Katrina led to fears of a possible recession. However, when all was said and done, fourth quarter 2004 and first quarter 2005 gross domestic product (“GDP”)i growth was 3.8% and for the second quarter GDP growth was 3.3%, another solid advance. This marked nine consecutive quarters when GDP grew 3.0% or more.

     As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. After raising interest rates in June and August 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times. All told, the Fed’s ten rate hikes have brought the target for the federal funds rate from 1.00% to 3.50%. Following the end of the Fund’s reporting period, at its September meeting, the Fed once again raised the target rate by 0.25% to 3.75%.

     During much of the reporting period, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 1.50% and the yield on the 10-year Treasury was 4.13%. When the reporting period ended, the federal funds rate had risen to 3.50% and the 10-year yield had fallen to 4.02%. Given the rise in short-term interest rates, the yields available from money market instruments rose steadily over the fiscal year.

CitiSM Cash Reserves 2005 Annual Report	1

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, Citi Fund Management Inc. (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Board of Trustees has approved a new investment management contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to shareholders for their approval.

     Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

2	CitiSM Cash Reserves 2005 Annual Report

     Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

     As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 23, 2005

CitiSM Cash Reserves 2005 Annual Report	3

Manager Overview

KEVIN KENNEDY
 Portfolio Manager

Q. What were the overall market conditions during the Fund’s reporting period?

A.   Over the reporting period the U.S. economy expanded at a moderate pace. While economic growth slowed in the final quarter of 2004, consumer and investment demand remained firm. With a solid base to build upon, GDP grew 3.5% in the first half of 2005 and is expected to grow at a similar pace in the second half of this year. Consumer spending proved resilient, despite the run up in energy prices, as households benefited from income gains and improvements in the labor market. The housing market also continued its healthy pace with the availability of innovative mortgage products, low interest rates and strong demand. The corporate environment remained healthy for the most part, as earnings were robust and balance sheets strong, all of which should support investment spending. Manufacturing, however, has struggled through most of the period, particularly the auto sector which lately was hampered by structural as well as inventory problems. Inflation concerns, which were more prevalent earlier this year, have recently re-emerged; in part as energy prices have risen. Oil prices trended higher during much of this fiscal year, even before Hurricane Katrina, and could continue to be a drag on U.S. economic growth as higher energy prices work their way into the prices of other goods. Furthermore, the damage wrought by Hurricane Katrina will most likely make upcoming economic data difficult to interpret.

     In response to the fundamental strength of the domestic economy, as well as concern for potential inflation risks, the Fed continued to raise short-term interest rates. The Fed increased the federal funds rate eight times during the reporting period, bringing the rate to 3.50%. The tightening cycle is now over one year old and the Fed has given every indication they will continue to gradually raise rates. At the current pace, the federal funds rate would be 4.25% at year-end and would be approaching a range that market participants would perhaps view as neutral. Following the end of the Fund’s reporting period, at its September meeting, the Fed once again raised its target rate by 0.25% to 3.75%.

Performance Review

As of August 31, 2005, the seven-day current yield for Class N shares of CitiSM Cash Reserves was 2.91% and its seven-day effective yield, which reflects compounding, was 2.95%.1

     Both yields include a voluntary waiver of the management fee. This waiver may be reduced or terminated at any time. If the full management fee had been included, the seven-day current yield would have been 2.75% and the seven-day effective yield would have been 2.79%.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

4	CitiSM Cash Reserves 2005 Annual Report

CitiSM Cash Reserves Yields as of August 31, 2005 (unaudited)

Seven-day current yield[2]	2.91%

Seven-day effective yield[2]	2.95%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Both yields reflect fee waivers which are voluntary and may be reduced or terminated at any time. Absent such waivers, the seven-day current yield would have been 2.75% and the seven-day effective yield would have been 2.79%.

     An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What were the most significant factors affecting the Fund’s performance?

     What were the leading contributors to performance?

A. Over the first half of the reporting period we maintained a more cautious maturity stance as we anticipated the Fed would continue to raise the federal funds rate. In the latter part of the period we extended the Fund’s average maturity. This was based on our belief that the money market yield curve more accurately reflected the necessary Fed tightening that was needed to advance monetary policy from an accommodative towards a neutral stance.

     What were the leading detractors from performance?

A. Through the reporting period we maintained a high quality, diversified portfolio supported by thorough credit analysis. We did not invest in any securities that were detrimental to the performance of the Fund.

Q. Were there any significant changes made to the Fund during the reporting period?

A. Throughout the fiscal year we were less reliant on floating rate securities. We utilized U.S. government agencies and longer dated bank obligations to extend the average maturity of the Fund.

     Thank you for your investment in CitiSM Cash Reserves. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kevin Kennedy
Portfolio Manager

September 23, 2005

[2]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

CitiSM Cash Reserves 2005 Annual Report	5

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

6	CitiSM Cash Reserves 2005 Annual Report

Fund Facts

Fund Objective

To provide its shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital.

Investment Manager	Distributions

Citi Fund Management Inc.	Declared daily, paid monthly

Commencement of Operations	Benchmark*

August 31, 1984	• iMoneyNet, Inc. 1st Tier Taxable
Money Market Funds Average
Net Assets as of 8/31/05

$1,632.3 million

*	The iMoneyNet, Inc. Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives. Citi is a service mark of Citicorp.

Citi is a service mark of Citicorp.

CitiSM Cash Reserves 2005 Annual Report	7

Portfolio at a Glance (unaudited)

Liquid Reserves Portfolio

Investment Breakdown

As a Percent of Total Investments

Commercial Paper
46.4%
Certificates of Deposit (Yankee)
24.5%
U.S. Government Agency Obligations
6.7%
Time Deposits
5.8%
Medium-Term Notes
5.0%
Asset-Backed Securities
3.0%
Promissory Notes
2.5%
Bank Notes
2.0%
Certificates of Deposit (Euro)
2.0%
Corporate Bonds & Notes
1.7%
Certificates of Deposit (Domestic)
0.3%
Master Note
0.1%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
August 31, 2005

8	CitiSM Cash Reserves 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution/service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on March 1, 2005 and held for the six months ended August 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Citi Cash Reserves	1.24%	$1,000.00	$1,012.40	0.70%	$3.55

(1)	For the six months ended August 31, 2005.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers. Past performance is no guarantee of future results. In the absence of fee waivers, the total return would have been lower.

(3)

Expenses (net of voluntary fee waivers) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

CitiSM Cash Reserves 2005 Annual Report	9

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Citi Cash Reserves	5.00%	$1,000.00	$1,021.68	0.70%	$3.57

(1)	For the six months ended August 31, 2005.

(2)

Expenses (net of voluntary fee waivers) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10	CitiSM Cash Reserves 2005 Annual Report

Fund Performance (unaudited)

Total Returns

All Periods Ended August 31, 2005	One Year	Five Years*	Ten Years*

Citi Cash Reserves Class N	1.94%	2.00%	3.54%

iMoneyNet, Inc. 1st Tier Taxable Money Market Funds Average	1.75	1.89	3.50

* Average Annual Total Return

7-Day Yields(1)

Annualized Current	2.91%

Effective	2.95

(1)

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment.
The Effective 7-Day Yield is calculated similarly, but when annualized the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield may be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note: A money market fund’s yield more closely reflects the current earnings of the fund than does the total return.

Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Mutual fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of distributions, including return of capital, if any. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund’s returns and yields would have been lower.

Historical Performance (unaudited)

Comparison of 7-Day Yields for Citi Cash Reserves Class N vs. iMoneyNet, Inc. 1st Tier Taxable Money Market Funds Average

As illustrated, Citi Cash Reserves Class N generally provided an annualized seven-day yield comparable to the iMoneyNet, Inc. 1st Tier Taxable Money Market Funds Average, as published in iMoneyNet, Inc. Money Fund Report™, for the one-year period.

CitiSM Cash Reserves 2005 Annual Report	11

Statement of Assets and Liabilities (August 31, 2005)

ASSETS:
Investment in Liquid Reserves Portfolio, at value	$1,636,433,620
Receivable for Fund shares sold	30,908
Prepaid expenses	58,122

Total Assets	1,636,522,650

LIABILITIES:
Dividends payable	3,112,247
Management fee payable	431,960
Distribution/Service fee payable	345,758
Payable for Fund shares repurchased	151,561
Transfer agent fees payable	58,800
Trustees’ fees payable	28,688
Accrued expenses	104,882

Total Liabilities	4,233,896

Total Net Assets	$1,632,288,754

NET ASSETS:
Par value (Note 3)	$16,323
Paid-in capital in excess of par value	1,632,272,431

Total Net Assets	$1,632,288,754

Shares Outstanding	1,632,288,754

Net Asset Value, Offering Price and Redemption Price Per Share	$1.00

See Notes to Financial Statements.

12	CitiSM Cash Reserves 2005 Annual Report

Statement of Operations (For the year ended August 31, 2005)

INVESTMENT INCOME:
Income from Liquid Reserves Portfolio	$45,118,069
Allocated expenses (net of fee waiver) from Liquid Reserves Portfolio	(1,726,654)

Total Investment Income	43,391,415

EXPENSES:
Management fee (Note 2)	6,894,925
Distribution/Service fee (Note 2)	4,309,328
Transfer agent fees	297,549
Shareholder reports	160,747
Legal fees	71,973
Registration fees	39,671
Insurance	37,223
Trustees’ fees	27,342
Custody and fund accounting fees	17,313
Audit and tax	9,533
Miscellaneous expenses	12,277

Total Expenses	11,877,881
Less: Management fee waiver (Note 2)	(1,512,537)

Net Expenses	10,365,344

Net Investment Income	33,026,071

Net Realized Gain on Investments From Liquid Reserves Portfolio	2,675

Increase in Net Assets From Operations	$33,028,746

See Notes to Financial Statements.

CitiSM Cash Reserves 2005 Annual Report	13

Statements of Changes in Net Assets (For the years ended August 31,)
	2005	2004

OPERATIONS:
Net investment income	$33,026,071	$9,032,052
Net realized gain	2,675	159,911

Increase in Net Assets From Operations	33,028,746	9,191,963

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 and 4):
Net investment income	(33,026,071)	(9,032,052)
Net realized gain	(2,675)	(159,911)

Decrease in Net Assets From Distributions to Shareholders	(33,028,746)	(9,191,963)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	2,648,659,004	2,237,744,930
Reinvestment of distributions	6,702,431	1,887,105
Cost of shares repurchased	(2,781,416,791)	(2,480,551,716)

Decrease in Net Assets From Fund Share Transactions	(126,055,356)	(240,919,681)

NET ASSETS:
Beginning of year	1,758,344,110	1,999,263,791

End of year	$1,632,288,754	$1,758,344,110

See Notes to Financial Statements.

14	CitiSM Cash Reserves 2005 Annual Report

Financial Highlights
For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Income From Operations:
Net investment income and net realized gain	0.019	0.005	0.008	0.017	0.050

Distributions From:
Net investment income and net realized gain	(0.019)	(0.005)	(0.008)	(0.017)	(0.050)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(1)	1.94%	0.49%	0.79%	1.75%	5.07%

Net Assets, End of Year (millions)	$1,632	$1,758	$1,999	$2,403	$2,720

Ratios to Average Net Assets:
Gross expenses(2)	0.86%	0.85%	0.85%	0.88%	0.95%
Net expenses(2)(3)(4)	0.70	0.70	0.70	0.70	0.70
Net investment income(2)(4)	1.91	0.48	0.80	1.75	4.93

(1)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(2)	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.70%.

(4)	The Fund’s Manager and the Manager of the Liquid Reserves Portfolio waived a portion of their fees. Such waivers are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

CitiSM Cash Reserves 2005 Annual Report	15

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Citi Cash Reserves (the “Fund”) is a separate diversified series of CitiFunds Trust III (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Liquid Reserves Portfolio (the “Portfolio”), a management investment company for which Citi Fund Management Inc. (the “Manager”) serves as Investment Manager. The value of such investment reflects the Fund’s proportionate interest (3.67% at August 31, 2005) in the net assets of the Portfolio. Citigroup Global Markets Inc. (“CGM”) is the Fund’s Distributor (the “Distributor”). Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acts as the Fund’s transfer agent.

     The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      (a) Investment Valuation. Valuation of securities by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

     (b) Investment Income. The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

     (c) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

     (d) Method of Allocation. All the net investment income and realized gain (loss) of the Portfolio are allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

     (e) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day, as of 4:00 p.m. Eastern Time to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

     (f ) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

16	CitiSM Cash Reserves 2005 Annual Report

Notes to Financial Statements (continued)

      (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the year ended August 31, 2005, the Fund had no reclassifications.

2. Management Agreement and Other Transactions with Affiliates

The management fees are computed at an annual rate of 0.40% of the Fund’s average daily net assets. The management fees paid to the Manager, as compensation for overall investment management services amounted to $6,894,925, of which $1,512,537 was voluntarily waived for the year ended August 31, 2005. Such waiver is voluntary and can be terminated at any time at the discretion of the Manager. The Manager serves as the Manager for the Portfolio, and receives management fees, before any waivers, at an annual rate of 0.15% of the Portfolio’s average daily net assets.

     Effective October 1, 2005, the Fund’s investment management fee, which is calculated daily and payable monthly, will be reduced from 0.40% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Investment
Management
Average Daily Net Assets	Fee Rate

First $1 billion	0.300%
Next $1 billion	0.275
Next $3 billion	0.250
Next $5 billion	0.225
Over $10 billion	0.200

     The Fund adopted a Service Plan pursuant to Rule l2b-1 under the 1940 Act, as amended. The Service Plan allows the Fund to pay a monthly fee not to exceed 0.25% of the average daily net assets represented by Class N shares. The distribution fees amounted to $4,309,328 for the year ended August 31, 2005. These fees may be used to make payments to the Distributor and to Service Agents or others as compensation for the sale of Fund shares or for advertising, marketing or other promotional activity, and for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund may also make payments to the Distributor and others for providing personal service or the maintenance of shareholder accounts.

     The Trust pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain of the officers and a Trustee of the Trust are officers and a director of the Manager or its affiliates.

     The Trustees of the Fund have adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years

CitiSM Cash Reserves 2005 Annual Report	17

Notes to Financial Statements (continued)

when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Three former Trustees are currently receiving payments under the Plan. In addition two other former Trustees received a lump sum payment under the Plan. The Fund’s allocable share of the liability at August 31, 2005 was $26,835.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share).

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and share repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distribution:

Record Date
Payable Date	Amount

Daily
9/30/2005	$0.0025

     The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2005	2004

Ordinary income	$33,028,746	$9,191,963

     As of August 31, 2005, there were no significant differences between book and tax components of net assets.

5. Change in Independent Registered Public Accounting Firm (unaudited)

PricewaterhouseCoopers LLP resigned as the independent registered public accounting firm for the Fund effective June 22, 2005. The Fund’s Audit Committee approved the engagement of KPMG LLP as the Fund’s new independent registered public accounting firm for the fiscal year ending August 31, 2005. A majority of the Fund’s Board of Trustees, including a majority of the independent Trustees, approved the appointment of KPMG LLP.

     The reports of PricewaterhouseCoopers LLP on the Fund’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund’s two most recent fiscal years and any subsequent interim period on any matter of accounting

18	CitiSM Cash Reserves 2005 Annual Report

Notes to Financial Statements (continued)

principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

6. Regulatory Matters and Related Litigation

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

     The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the

CitiSM Cash Reserves 2005 Annual Report	19

Notes to Financial Statements (continued)

order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. The Fund did not implement the contractual arrangement described above and will not receive any payments.

     Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

7. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, Citi Fund Management Inc. (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the 1940 Act, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Trust’s Board of Trustees has approved a new investment management contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to the shareholders of the Fund for their approval

20	CitiSM Cash Reserves 2005 Annual Report

Notes to Financial Statements (continued)

8. Subsequent Event

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Citi Fund Management Inc. (“CFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

     On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed CFM that the staff is considering recommending that the Commission institute administrative proceedings against CFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from CFM.

     Although there can be no assurance, CFM believes that this matter is not likely to have a material adverse effect on the Fund or CFM’s ability to perform investment advisory services relating to the Fund.

     The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

CitiSM Cash Reserves 2005 Annual Report	21

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Citi Cash Reserves:

We have audited the accompanying statement of assets and liabilities of Citi Cash Reserves, a series of CitiFunds Trust III as of August 31, 2005, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2004 and the financial highlights for each of the years in the four-year period then ended were audited by other independent registered public accountants whose report thereon, dated October 24, 2004, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Cash Reserves of CitiFunds Trust III as of August 31, 2005, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with U.S. generally accepted accounting principle.

New York, New York
October 21, 2005

22	CitiSM Cash Reserves 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Citi Cash Reserves (the “Fund”), a series of CitiFunds Trust III, including the Fund’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor, as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The Board noted that the Fund invests all of its assets in Liquid Reserves Portfolio, a so-called Master Fund (the “Master Fund”), whose investment objectives and policies are the same as those of the Fund (this investment structure is commonly referred to as a master-feeder structure). The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

     The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-today portfolio management of the Master Fund. The Board also considered the degree to

CitiSM Cash Reserves 2005 Annual Report	23

Board Approval of Management Agreement (unaudited) (continued)

which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

     The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

     The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

     The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail funds classified as “money market funds” by Lipper, showed that, among other data, the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended March 31, 2005 was better than the median. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice.

     Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The expense comparisons compared the Fund to funds similar in size to the Master Fund, and the Board noted that the Fund’s assets represent a small portion of the Master Fund’s assets. The Board also noted that the Fund’s expense information reflected both management fees and total expenses payable by the Fund as well

24	CitiSM Cash Reserves 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

as management fees and total expenses payable by the Master Fund. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

     Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributor and how the amounts received by the distributor are paid.

     The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail no-load funds (including the Fund) classified as “money market funds” and chosen to be comparable by Lipper, showed that the Fund’s Contractual Management Fee and Actual Management Fee (which reflects a fee waiver) were higher than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was also higher than the median of its Expense Group. The Board took into account that the Manager had agreed to reduce the Contractual Management Fee and to institute fee breakpoints, effective October 1, 2005, which would result in a reduction in the Fund’s overall effective Contractual Management Fee rate. The Board noted that the Manager also had agreed to continue its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than both the current and proposed contractual rates.

     Taking all of the above into consideration, the Board determined that the Management Fee payable by the Fund was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered significant but not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund.

CitiSM Cash Reserves 2005 Annual Report	25

Board Approval of Management Agreement (unaudited) (continued)

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow.

     The Board noted that the Manager had agreed to institute breakpoints in the management fee effective October 1, 2005, and that the Fund’s asset level would exceed the proposed breakpoints and, as a result, the Fund and its shareholders would realize the benefit of a lower total expense ratio than if no breakpoints had been in place. The Board also noted that as the Fund’s assets have increased over time, fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board determined that the management fee structure, including the proposed breakpoints was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

     In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

     In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the proposed continuance of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

26	CitiSM Cash Reserves 2005 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of Citi Cash Reserves (the “Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken Citigroup Asset Management (“CAM”) 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Executive Vice President and Chief Operations Officer, DigiGym Systems (on-line personal training systems) (since 2001); Consultant Catalyst (Consulting) (since 1984); Chief Executive Officer, Motorcity USA (motorsport racing) (Since 2004)	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Donald M. Carlton c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International LLC (engineering) (from 1996 to 1998), Member of the Management Committee, Signature Science (research and development) (since 2000)	32

Director, Tempe-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. technology) (since 1994); former Director, Valero Energy (petroleum refining) (since 2003)

A. Benton Cocanougher c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former SpecialAdvisor to the President, Texas A&M University (from 2002- 2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001)	32	None

CitiSM Cash Reserves 2005 Annual Report	27

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Non-Interested Trustees:
Mark T. Finn c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001

Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment advisory and consulting firm) (since 1988); former Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1988 to 2001); former General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (from 1996 to 2001); former President, Secretary and Owner, Phoenix Trading Co. (commodity trading advisory firm) (from 1997 to 2000)

				37	Former President and Director, Delta Financial, Inc. (investment advisory firm) (from 1983 to 1999)

Stephen Randolph Gross c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, PC (accounting and consulting firm (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); former Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003); former Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); former Partner, Capital Investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); former Sercretary, Carint N.A. (manufacturing) (from 1998 to 2002)	37

Director, Andersen Calhoun (assisted living) (since 1987); former Director, Yu Save, Inc. (internet company) (from 1998 to 2000); former Director, Hotpalm.com, Inc. (wireless applications) from 1998 to 2000); former Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); former Director ebank.com, Inc. (from 1997 to 2004)

28	CitiSM Cash Reserves 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Non-Interested Trustees:
Diana R. Harrington c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College(since 1993)	37	None

Susan B. Kerley c/o R. Jay Gerken CAM 399 Park Avenue New York, NY10022 Birth Year: 1951	Trustee	Since 1992	Consultant, Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex)

Alan G. Merten c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996).	32	Director, Xybernaut Corporation (information technology) (since 2004); Director, Digital Net Holdings, Inc. (since 2003); Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Professor of Finance, University of Houston (from 1977 to 2002); Independent Consultant (since 1984).	32	None

Interested Trustee:
R. Jay Gerken, CFA** CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chairman, President, and Chief Executive Officer	Since 2002	Managing Director of CGM; Chairman, President, Chief Executive Officer and Director SBFM, and CFM; President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); formerly Portfolio Manager of Smith Barney Allocation Series, Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	171	N/A

CitiSM Cash Reserves 2005 Annual Report	29

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Officers:
Andrew B. Shoup CAM 125 Broad Street New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)

				N/A	N/A

Frances M. Guggino CAM 125 Broad Street New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer Controller	Since 2004 2002- 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup	N/A	N/A

Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer	Since 2002

Director of CGM (since 2000); Director of Compliance, North America (since 2000); Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer of Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc.; formerly Chief Compliance Officer of TIA (from 2002 to 2005)

				N/A	N/A

	Chief Compliance Officer	Since 2004

Wendy S. Setnicka CAM 125 Broad Street New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM; (since 2003); Controller of certain mutual funds associated with Citigroup;Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (from 1998 to 2002)	N/A	N/A

30	CitiSM Cash Reserves 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Officers:
Robert I. Frenkel CAM 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary Chief Legal Officer	Since 2002 Since 2003

Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup Inc.

				N/A	N/A

*	Mr. Gerken is a Trustee who is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Manager and certain of its affiliates.

CitiSM Cash Reserves 2005 Annual Report	31

Schedule of Investments (August 31, 2005)

LIQUID RESERVES PORTFOLIO

Face Amount	Security	Value

Asset-Backed Securities – 3.0%
$500,000,000	Blue Heron Funding I Ltd., 3.618% due 10/14/05 (a)(b)	$500,000,000
355,000,000	Blue Heron Funding IV Ltd., 3.639% due 12/16/05 (a)(b)	355,000,000
500,000,000	Restructured Asset Certificates with Enhanced Returns (RACERS) Trust, Series 2004-6-MM, 3.609% due 2/22/06 (a)(b)	500,000,000

	Total Asset-Backed Securities	1,355,000,000

Bank Notes – 2.0%
	Bank of America NA:
500,000,000	3.230% due 9/12/05	500,000,000
377,600,000	3.430% due 11/22/05	377,600,000

	Total Bank Notes	877,600,000

Certificate of Deposit (Domestic) – 0.3%
125,000,000	Wells Fargo Bank NA, 4.130% due 7/24/06	124,864,008

Certificates of Deposit (Euro) – 2.0%
570,000,000	Calyon, 3.455% due 12/30/05	570,009,156
310,000,000	Credit Suisse New York, 3.490% due 9/6/05	310,000,000

	Total Certificates of Deposit (Euro)	880,009,156

Certificates of Deposit (Yankee) – 24.5%
	Barclays Bank PLC NY:
673,750,000	3.525% due 9/9/05	673,750,000
450,000,000	3.190% due 9/19/05	450,000,000
148,000,000	3.700% due 11/8/05	148,000,000
640,000,000	3.720% due 11/10/05	640,000,000
	BNP Paribas NY Branch:
497,100,000	3.420% due 11/14/05	497,100,000
300,000,000	3.460% due 12/30/05	300,000,000
150,000,000	4.100% due 5/24/06	150,000,000
206,000,000	4.130% due 5/25/06	206,000,000
	Calyon NY:
400,000,000	3.290% due 10/5/05	400,000,000
350,000,000	4.100% due 5/24/06	350,000,000
110,000,000	Credit Suisse First Boston NY, 3.045% due 11/21/05	110,004,765
1,175,000,000	Credit Suisse New York, 3.530% due 9/9/05	1,175,000,000
	Depfa Bank PLC NY:
200,000,000	3.315% due 9/30/05	200,000,000
200,000,000	3.415% due 11/10/05	200,000,000
200,000,000	3.415% due 11/14/05	200,000,000
197,000,000	3.430% due 12/1/05	197,000,000
150,000,000	4.220% due 8/11/06	150,000,000

See Notes to Financial Statements.

32	Liquid Reserves Portfolio 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Security	Value

Certificates of Deposit (Yankee) – 24.5% (continued)
	Deutsche Bank NY:
$490,000,000	3.525% due 9/20/05	$490,000,000
100,000,000	4.100% due 5/22/06	100,000,000
262,000,000	4.250% due 8/9/06	262,000,000
175,000,000	4.235% due 8/10/06	175,000,000
200,000,000	4.225% due 8/11/06	200,000,000
243,000,000	4.230% due 8/11/06	243,000,000
490,000,000	Dresdner Bank NY, 3.520% due 9/19/05	490,000,000
	Fortis Bank NY:
740,000,000	3.490% due 9/6/05	740,000,000
500,000,000	3.520% due 9/9/05	500,000,000
140,000,000	3.520% due 9/12/05	140,000,000
500,000,000	3.310% due 10/7/05	500,000,000
100,000,000	Royal Bank Scotland NY, 4.130% due 7/24/06	99,908,985
643,000,000	Svenska Handelsbanken NY, 3.405% due 9/9/05	643,000,000
	Toronto Dominion Bank NY:
200,000,000	3.440% due 12/23/05	200,041,655
142,000,000	3.600% due 6/7/06	142,000,000

	Total Certificates of Deposit (Yankee)	10,971,805,405

Commercial Paper – 46.4%
347,450,000	Amstel Funding Corp., 3.450% due 9/30/05 (a)	346,484,379
110,000,000	Amsterdam Funding Corp., 3.550% due 9/28/05 (a)	109,707,125
	Atlantis One Funding Corp.:
406,826,000	3.180% due 9/19/05 (a)	406,179,147
100,000,000	3.370% due 11/18/05 (a)	99,269,833
	Bank of America Corp.:
250,000,000	3.270% due 10/3/05	249,273,333
275,000,000	3.620% due 10/31/05	273,340,833
	Beethoven Funding Corp.:
255,597,000	3.540% due 9/8/05	255,421,064
263,910,000	3.530% due 9/13/05 (a)	263,599,466
100,602,000	3.680% due 10/20/05 (a)	100,098,096
	Brahms Funding Corp.:
99,067,000	3.550% due 9/8/05	98,998,616
152,618,000	3.600% due 9/20/05 (a)	152,328,026
200,000,000	Carmel Mountain Funding Trust, 3.520% due 9/20/05 (a)	199,628,444
	Chesham Finance LLC:
100,000,000	3.600% due 9/1/05	100,000,000
300,000,000	3.530% due 9/8/05	299,794,083
300,000,000	3.530% due 9/9/05 (a)	299,764,667
275,000,000	3.530% due 9/12/05 (a)	274,703,382
500,000,000	3.570% due 9/22/05 (a)	498,958,750

See Notes to Financial Statements.

Liquid Reserves Portfolio 2005 Annual Report	33

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Security	Value

Commercial Paper – 46.4% (continued)
$125,000,000	Cheyne Finance LLC, 3.621% due 5/25/06 (a)(b)	$124,981,735
	Cimarron CDO Ltd.:
460,286,000	3.650% due 9/26/05 (a)	459,119,303
163,315,000	3.670% due 9/30/05 (a)	162,832,177
	Concord Minutemen Capital Co.:
103,335,000	3.100% due 9/7/05	103,281,610
133,155,000	3.130% due 9/8/05	133,073,960
260,525,000	3.600% due 9/13/05 (a)	260,212,370
259,981,000	3.350% due 10/20/05 (a)	258,795,559
	Crown Point Capital Co.:
98,124,000	3.130% due 9/8/05	98,064,281
112,650,000	Series A, 3.880% due 2/7/06 (a)	110,719,555
	Curzon Funding LLC:
168,000,000	3.370% due 11/9/05 (a)	166,914,860
100,000,000	3.360% due 11/16/05 (a)	99,290,667
250,000,000	3.890% due 2/9/06 (a)	245,650,764
	Davis Square Funding IV Corp.:
242,000,000	3.460% due 9/27/05 (a)	241,395,269
248,000,000	3.650% due 10/11/05 (a)	246,994,222
454,500,000	Dresdner US Finance, 3.520% due 9/20/05	453,655,640
250,000,000	Duke Funding, High Grade I Ltd., 2.842% due 9/6/05	249,999,306
	Ebury Finance LLC:
100,000,000	3.530% due 9/1/05	100,000,000
450,000,000	3.410% due 9/6/05	449,786,875
250,000,000	3.550% due 9/20/05 (a)	249,531,597
247,700,000	3.570% due 9/26/05 (a)	247,085,910
375,000,000	3.680% due 10/25/05 (a)	372,930,000
261,000,000	3.589% due 12/20/05 (a)(b)	260,999,348
139,433,000	Edison Asset Securitization LLC, 3.360% due 11/14/05(a)	138,469,983
	Fenway Funding LLC:
170,000,000	3.550% due 9/7/05	169,899,417
200,000,000	3.560% due 9/8/05	199,861,556
246,419,000	3.560% due 9/12/05 (a)	246,150,951
141,645,000	3.570% due 9/14/05	141,462,396
200,710,000	3.650% due 9/26/05 (a)	200,201,256
338,600,000	Ford Credit Floorplan Master Owner Trust, Motown Notes, Series 2002-1A,
	3.550% due 9/13/05 (a)	338,199,323
250,825,000	Foxboro Funding, 3.650% due 9/26/05 (a)	250,189,228
	General Electric Capital Corp.:
500,000,000	3.280% due 10/11/05	498,177,778
238,205,000	3.400% due 11/28/05	236,225,252

See Notes to Financial Statements.

34	Liquid Reserves Portfolio 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Security	Value

Commercial Paper – 46.4% (continued)
	Georgetown Funding Co.:
$227,000,000	3.440% due 9/1/05	$227,000,000
559,276,000	3.450% due 9/7/05	558,954,416
336,746,000	3.480% due 9/16/05 (a)	336,257,718
300,000,000	3.640% due 10/6/05 (a)	298,938,333
421,893,000	3.680% due 10/20/05 (a)	419,779,785
200,000,000	3.710% due 10/27/05 (a)	198,845,778
	Giro Balanced Funding Corp.:
121,661,000	3.540% due 9/9/05 (a)	121,565,293
98,320,000	3.530% due 9/12/05 (a)	98,213,951
332,149,000	3.550% due 9/15/05 (a)	331,690,450
453,629,000	Giro Multi-Funding Corp., 3.560% due 9/20/05 (a)	452,776,682
	Harwood Street Funding II:
178,212,000	3.570% due 9/19/05 (a)	177,893,892
235,970,000	3.570% due 9/15/05 (a)	235,642,395
98,600,000	HSBC USA Inc., 3.550% due 9/30/05	98,318,031
280,099,000	Legacy Capital LLC, 3.360% due 11/16/05 (a)	278,112,164
55,000,000	Liberty Harbour CDO Inc., 3.660% due 10/5/05 (a)	54,809,883
	Main Street Warehouse Funding:
100,000,000	3.550% due 9/1/05	100,000,000
95,000,000	3.550% due 9/2/05	94,990,632
150,000,000	3.550% due 9/6/05	149,926,042
200,000,000	3.560% due 9/7/05	199,881,333
90,000,000	3.570% due 9/8/05	89,937,525
200,000,000	3.570% due 9/9/05 (a)	199,841,333
197,500,000	3.580 % due 9/16/05 (a)	197,205,396
100,000,000	3.660% due 9/26/05 (a)	99,745,833
148,750,000	3.530% due 9/2/05	148,735,414
150,000,000	3.560% due 9/12/05 (a)	149,836,833
	Master Funding LLC:
100,000,000	3.580% due 10/18/05 (a)	99,532,611
100,000,000	Series B, 3.470% due 9/19/05 (a)	99,826,500
	Mica Funding LLC:
139,745,000	3.540% due 9/6/05	139,676,292
100,000,000	3.530% due 9/12/05 (a)	99,892,139
450,000,000	3.600% due 9/19/05 (a)	449,190,000
227,750,000	3.450% due 9/20/05 (a)	227,335,305
180,000,000	Park Granada LLC, 3.510% due 9/2/05	179,982,450
	Picaros Funding LLC:
100,000,000	3.600% due 9/26/05 (a)	99,750,000
247,000,000	3.300% due 10/14/05 (a)	246,026,408
200,000,000	3.400% due 12/20/05 (a)	197,922,222

See Notes to Financial Statements.

Liquid Reserves Portfolio 2005 Annual Report	35

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Security	Value

Commercial Paper – 46.4% (continued)
	Sigma Finance Inc.:
$100,000,000	3.350% due 11/17/05 (a)	$99,283,472
100,000,000	3.370% due 11/21/05 (a)	99,241,750
150,000,000	3.480% due 12/12/05 (a)	148,521,000
100,000,000	3.890% due 2/13/06 (a)	98,217,083
142,500,000	Societe Generale North America, 3.350% due 11/15/05	141,505,469
	Stanfield Victoria Funding LLC:
100,000,000	3.579% due 11/14/05 (a)(b)	99,997,944
100,000,000	3.360% due 11/18/05 (a)	99,272,000
	Strand Capital LLC:
100,000,000	3.560% due 9/15/05 (a)	99,861,556
100,000,000	3.550% due 10/11/05 (a)	99,605,556
150,000,000	3.570% due 10/17/05 (a)	149,315,750
110,000,000	3.710% due 11/1/05 (a)	109,308,497
	Stratford Receivables Co., LLC:
101,821,000	3.545% due 9/12/05 (a)	101,710,708
220,661,000	3.570% due 9/16/05 (a)	220,332,767
349,755,000	Surrey Funding Corp., Credit Enhanced by Barclays Bank PLC,
	3.367% due 11/3/05	347,694,070
164,642,000	Tasman Funding Inc., 3.530% due 9/7/05	164,545,136

	Total Commercial Paper	20,778,147,189

Corporate Bonds & Notes – 1.7%
400,000,000	Credit Suisse First Boston New York, 3.570% due 7/19/06 (b)	400,000,000
135,000,000	Harrier Finance Funding LLC, Medium-Term Notes,
	3.541% due 10/17/05 (a)(b)	134,994,056
120,000,000	Premier Asset Collateralized Entity LLC, 3.601% due 7/25/06 (a)(b)	119,967,748
102,784,000	SMM Trust 2004-M, 3.550% due 1/10/06 (a)(b)	102,784,000

	Total Corporate Bonds & Notes	757,745,804

Master Note – 0.1%
50,000,000	Merrill Lynch & Co. Inc., 3.693% due 9/1/05 (b)	50,000,000

Medium-Term Notes – 5.0%
100,000,000	Links Finance LLC, 3.550% due 4/25/06 (a)	100,000,000
385,000,000	Merrill Lynch & Co. Inc., 3.570% due 8/3/06 (b)	385,000,000
105,000,000	Premier Asset Collateralized LLC, 3.531% due 3/15/06 (a)(b)	104,988,781
	Sigma Finance Inc.:
300,000,000	3.521% due 9/14/05 (a)(b)	299,995,714
250,000,000	3.591% due 1/23/06 (a)(b)	249,970,572
100,000,000	3.560% due 4/25/06 (a)	100,000,000
225,000,000	3.612% due 6/9/06 (a)	225,000,000

See Notes to Financial Statements.

36	Liquid Reserves Portfolio 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Security	Value

Medium – Term Notes – 5.0% (continued)
	Stanfield Victoria Funding LLC:
$100,000,000	3.531% due 9/15/05 (a)(b)	$99,998,466
97,000,000	3.601% due 9/26/05 (a)(b)	96,997,272
100,000,000	3.601% due 10/3/05 (a)(b)	99,996,512
100,000,000	3.601% due 10/25/05 (a)(b)	99,994,068
100,000,000	3.484% due 1/3/06 (a)(b)	99,991,730
100,000,000	3.575% due 4/24/06 (a)	99,990,554
100,000,000	3.526% due 6/15/06 (a)(b)	99,980,450
100,000,000	3.591% due 6/26/06 (a)(b)	99,976,096

	Total Medium-Term Notes	2,261,880,215

Promissory Note – 2.4%
1,100,000,000	Goldman Sachs Group Inc., 3.700% due 1/24/06 (a)(b)	1,100,000,000

Time Deposits – 5.8%
350,000,000	JP Morgan Chase Bank, 3.594% due 9/1/05	350,000,000
199,693,000	Royal Bank of Canada Toronto, 3.610% due 9/1/05	199,693,000
373,463,000	Societe Generale NY, 3.580% due 9/1/05	373,463,000
350,000,000	State Street Cayman Islands, 3.580% due 9/1/05	350,000,000
500,000,000	UBS AG Cayman Islands, 3.600% due 9/1/05	500,000,000
845,000,000	UBS AG Stamford CT, 3.525% due 9/20/05	845,000,000

	Total Time Deposits	2,618,156,000

U.S. Government Agency Obligations – 6.7%
	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes:
100,000,000	3.310% due 11/15/05	99,310,417
133,369,000	3.420% due 12/6/05	132,152,675
100,000,000	3.440% due 2/27/06	98,289,556
245,000,000	3.510% due 3/27/06	240,055,287
100,000,000	3.400% due 4/18/06	97,837,222
215,818,000	3.440% due 5/10/06	210,641,725
98,000,000	3.573% due 6/27/06	95,091,777
100,000,000	3.585% due 6/27/06	97,022,458
75,156,000	3.700% due 6/27/06	72,846,414
89,861,000	3.745% due 7/5/06	86,991,152
80,000,000	3.760% due 7/5/06	77,434,844
77,000,000	3.810% due 7/5/06	74,498,206
125,000,000	3.955% due 7/31/06	120,427,031
110,500,000	3.961% due 8/4/06	106,402,731
	Federal National Mortgage Association (FNMA):
290,000,000	3.715% due 5/22/06 (b)	289,874,252
150,000,000	2.500% due 6/15/06	148,603,566

See Notes to Financial Statements.

Liquid Reserves Portfolio 2005 Annual Report	37

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Security	Value

U.S. Government Agency Obligations – 6.7% (continued)
	Discount Notes:
$100,000,000	3.420% due 12/7/05	$99,078,500
141,535,000	3.840% due 2/8/06	139,119,469
200,000,000	3.415% due 2/24/06	196,660,889
83,952,000	3.420% due 2/24/06	82,548,323
50,000,000	3.640% due 6/30/06	48,473,222
119,833,000	3.665% due 6/30/06	116,148,701
95,500,000	3.710% due 6/30/06	92,527,775
166,271,000	3.955% due 7/28/06	160,242,983

	Total U.S. Government Agency Obligations	2,982,279,175

	TOTAL INVESTMENTS – 99.9% (Cost – $44,757,486,952#)	44,757,486,952
	Other Assets in Excess of Liabilities – 0.1%	31,337,812

	TOTAL NET ASSETS – 100.0%	$44,788,824,764

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.  This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees unless otherwise noted.

(b)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2005. Maturity dates shown are those of the next interest rate reset or actual maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

38	Liquid Reserves Portfolio 2005 Annual Report

Liquid Reserves Portfolio
Statement of Assets and Liabilities (August 31, 2005)

ASSETS:
Investments, at amortized cost	$44,757,486,952
Cash	643
Interest receivable	91,182,822

Total Assets	44,848,670,417

LIABILITIES:
Payable for securities purchased	54,809,883
Management fee payable	2,976,564
Trustees’ fees payable	105,787
Accrued expenses	1,953,419

Total Liabilities	59,845,653

Total Net Assets	$44,788,824,764

REPRESENTED BY:
Paid in capital	$44,788,824,764

See Notes to Financial Statements.

Liquid Reserves Portfolio 2005 Annual Report	39

Liquid Reserves Portfolio
Statement of Operations (For the year ended August 31, 2005)

INVESTMENT INCOME:
Interest (Note 1)	$1,142,209,971

EXPENSES:
Management fee (Note 2)	64,084,305
Custody and fund accounting fees	8,437,622
Trustees’ fees	544,425
Legal fees	235,734
Audit and tax	27,008
Shareholder reports	8,458
Miscellaneous expenses	58,114

Total Expenses	73,395,666
Less: Management fee waiver (Note 2)	(30,729,764)
Fees paid indirectly (Note 1d)	(20)

Net Expenses	42,665,882

Net Investment Income	1,099,544,089
Net Realized Gain on investments	78,302

Increase in Net Assets From Operations	$1,099,622,391

See Notes to Financial Statements.

40	Liquid Reserves Portfolio 2005 Annual Report

Liquid Reserves Portfolio
Statements of Changes in Net Assets (For the years ended August 31,)

	2005	2004

OPERATIONS:
Net investment income	$1,099,544,089	$398,629,252
Net realized gain	78,302	3,202,155

Increase in Net Assets From Operations	1,099,622,391	401,831,407

CAPITAL TRANSACTIONS:
Proceeds from contributions	100,595,035,548	86,116,419,663
Value of withdrawals	(94,492,475,937)	(88,378,702,148)

Increase (Decrease) in Net Assets From
Capital Transactions	6,102,559,611	(2,262,282,485)

Increase (Decrease) in Net Assets	7,202,182,002	(1,860,451,078)
NET ASSETS:
Beginning of year	37,586,642,762	39,447,093,840

End of year	$44,788,824,764	$37,586,642,762

See Notes to Financial Statements.

Liquid Reserves Portfolio 2005 Annual Report	41

Liquid Reserves Portfolio
Financial Highlights

Years Ended August 31,	2005	2004	2003	2002	2001

Total Return(1)	2.54%	1.09%	1.49%	2.36%	N/A

Net Assets,
End of Year (millions)	$44,789	$37,587	$39,447	$45,007	$32,073

Ratios to Average Net Assets:
Gross expenses	0.17%	0.17%	0.17%	0.19%	0.22%
Net expenses(2)(3)	0.10	0.10	0.10	0.10	0.10
Net investment income(3)	2.57	1.09	1.39	2.29	5.27

(1)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Portfolio will not exceed 0.10%.

(3)	The Portfolio’s Manager waived a portion of its management fee. This waiver is voluntary and may be reduced or terminated at anytime.

See Notes to Financial Statements.

42	Liquid Reserves Portfolio 2005 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Liquid Reserves Portfolio, (the “Portfolio”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Citi Fund Management Inc. (the “Manager”) acts as the Investment Manager. At August 31, 2005, all investors in the Portfolio were funds advised by the Manager and or its affiliates.

     The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

      (b) Interest Income and Expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the Manager.

     (c) Income Taxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

     (d) Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses in the Statement of Operations.

2. Management Agreement and Other Transactions with Affiliates

The Manager is responsible for overall management of the Portfolio’s business affairs, and has a Management Agreement with the Portfolio. The Manager or an affiliate also provides certain administrative services to the Portfolio. These administrative services include providing general office facilities and supervising the overall administration of the Portfolio.

     The management fees paid to the Manager are accrued daily and payable monthly. The management fee is computed at an annual rate of 0.15% of the Portfolio’s average daily net

Liquid Reserves Portfolio 2005 Annual Report	43

Notes to Financial Statements (continued)

assets. The management fee amounted to $64,084,305 of which $30,729,764 was voluntarily waived for the year ended August 31, 2005. Such waiver is voluntary and can be terminated at any time at the discretion of the Manager.

     The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Portfolio from the Manager or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Manager or its affiliates.

     The Trustees of the Portfolio have adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Portfolio, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Three former Trustees are currently receiving payments under the Plan. In addition two other former Trustees received a lump sum payment under the Plan. The Portfolio’s allocable share of the liability at August 31, 2005 was $101,787.

3. Investments

Purchases, maturities and sales of money market instruments aggregated $1,110,212,287,604 and $1,103,657,982,992, respectively, for the year ended August 31, 2005.

4. Federal Income Tax Basis of Investment Securities

The cost of investment securities owned at August 31, 2005, for federal income tax purposes, amounted to $44,757,486,952.

5. Change in Independent Registered Public Accounting Firm (unaudited)

PricewaterhouseCoopers LLP resigned as the independent registered public accounting firm for the Portfolio effective June 22, 2005. The Portfolio’s Audit Committee approved the engagement of KPMG LLP as the Portfolio’s new independent registered public accounting firm for the fiscal year ending August 31, 2005. A majority of the Portfolio’s Board of Trustees, including a majority of the independent Trustees, approved the appointment of KPMG LLP.

     The reports of PricewaterhouseCoopers LLP on the Portfolio’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Portfolio’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which,

44	Liquid Reserves Portfolio 2005 Annual Report

Notes to Financial Statements (continued)

if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

6. Regulatory Matters and Related Litigation

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

     The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in

Liquid Reserves Portfolio 2005 Annual Report	45

Notes to Financial Statements (continued)

August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. The Portfolio did not implement the contractual arrangement described above and will not receive any payments.

     Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

7. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, Citi Fund Management Inc. (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Portfolio.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Portfolio and the Manager. Therefore, the Trust’s Board of Trustees has approved a new investment management contract between the Portfolio and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to the shareholders of the Portfolio for their approval.

8. Subsequent Event

The Portfolio has received information from Citigroup Asset Management (“CAM”) concerning Citi Fund Management Inc. (“CFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

46	Liquid Reserves Portfolio 2005 Annual Report

Notes to Financial Statements (continued)

     On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed CFM that the staff is considering recommending that the Commission institute administrative proceedings against CFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from CFM.

     Although there can be no assurance, CFM believes that this matter is not likely to have a material adverse effect on the Portfolio or CFM’s ability to perform investment advisory services relating to the Portfolio.

     The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

Liquid Reserves Portfolio 2005 Annual Report	47

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
Liquid Reserves Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Liquid Reserves Portfolio as of August 31, 2005, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2004 and the financial highlights for each of the years in the four-year period then ended was audited by other independent registered public accountants whose report thereon, dated October 24, 2004, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

          We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liquid Reserves Portfolio as of August 31, 2005, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York October 21, 2005

48	Liquid Reserves Portfolio 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Liquid Reserves Portfolio (the “Portfolio”), including the Portfolio’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Portfolio’s manager (the “Manager”) to assist them in their consideration of the Portfolio’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager, as well as the advisory and placement arrangements for the Portfolio and advisory and distribution arrangements for the other funds overseen by the Board, certain portions of which are discussed below. The Board noted that the Portfolio’s U.S. shareholders are Citi Institutional Liquid Reserves, Citi Premium Liquid Reserves and Citi Cash Reserves, so-called Feeder Funds (the “Feeder Funds”), whose investment objectives and policies are the same as those of the Portfolio (this investment structure is commonly referred to as a master-feeder structure). The presentation made to the Board encompassed the Portfolio and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement

In approving the Management Agreement, the Portfolio’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by the Manager under the Management Agreement during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Portfolio’s affairs and the Manager’s role in coordinating the activities of the Portfolio’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the Portfolio’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Portfolio’s senior personnel and the portfolio management team primarily responsible for the day-

Liquid Reserves Portfolio 2005 Annual Report	49

Board Approval of Management Agreement (unaudited) (continued)

to-day portfolio management of the Portfolio. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

          The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

          The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Portfolio Performance

The Board received and considered performance information for the Portfolio as well as for groups of funds (the “Performance Universes”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. This information was included within performance information presented for each Feeder Fund. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Portfolio with the funds included in the relevant Performance Universe. The Board noted that each Feeder Fund’s performance was the same as the performance of the Portfolio (except for the effect of fees at the Feeder Fund level), and therefore relevant to the Board’s conclusions regarding the Portfolio’s performance. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Portfolio’s performance against its benchmark(s).

          With respect to each Feeder Fund, the information comparing such Feeder Fund’s performance to that of its Performance Universe, consisting of all funds classified as “institutional money market funds” by Lipper, or all retail funds classified as “money market funds” by Lipper as applicable showed, among other data, that such Feeder Fund’s performance for the 1-, 3- and 5-year (and 10-year, in the case of Citi Premium Liquid Reserves and Citi Cash Reserves) periods ended March 31, 2005 was better than the median.

          Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio’s performance was satisfactory.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Portfolio to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Portfolio and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice.

50	Liquid Reserves Portfolio 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

          Additionally, the Board received and considered information comparing each Feeder Fund’s Contractual Management Fees and Actual Management Fee and each Feeder Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The expense comparisons compared each Feeder Fund to funds similar in size to the Portfolio, and the Board noted that the assets of Citi Premium Liquid Reserves and Citi Cash Reserves each represent a small portion of the Portfolio’s assets, while the assets of Citi Institutional Liquid Reserves represent a large portion of the Portfolio’s assets. The Board noted that each Feeder Fund’s expense information reflected both management fees and total expenses payable by such Feeder Fund as well as management fees and total expenses payable by the Portfolio, and was therefore relevant to the Board’s conclusions regarding the Portfolio’s expenses. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Portfolio including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Portfolio and to these other clients, noting that the Portfolio is provided with administrative services, office facilities, Portfolio officers (including the Portfolio’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Portfolio by other Portfolio providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

          Management also discussed with the Board the Portfolio’s placement arrangements. The Board noted that beneficial interests in the Portfolio are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended, and that the exclusive placement agent for the Portfolio is Citigroup Global Markets Inc., which receives no compensation for serving in that capacity.

          With respect to Feeder Fund Citi Institutional Liquid Reserves, the information comparing such Feeder Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of the funds classified as “institutional money market funds” and chosen to be comparable to such Feeder Fund by Lipper, showed that such Feeder Fund’s Contractual Management Fee was slightly above the median of management fees paid by the other funds in the Expense Group and that the Actual Management Fee, which reflects a fee waiver, was better than the median of its Expense Group. The Board noted that such Feeder Fund’s actual total expense ratio was better than the median of its Expense Group. The Board noted that the Manager was continuing its voluntary waiver of the Portfolio’s management fee until further notice, resulting in the same net effective fee as currently in place for the Portfolio.

          Taking all of the above into consideration, the Board determined that the Management Fee payable by the Portfolio was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Management Agreement.

Liquid Reserves Portfolio 2005 Annual Report	51

Board Approval of Management Agreement (unaudited) (continued)

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Portfolio. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered significant but not excessive in light of the nature, extent and quality of the services provided to the Portfolio, Portfolio performance and the type of fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Portfolio’s assets grow.

          The Board noted that with respect to Citi Institutional Liquid Reserves and Citi Cash Reserves, the Manager had agreed to institute breakpoints in each Feeder Fund’s management fee effective October 1, 2005, that each Feeder Fund’s asset level would exceed the proposed breakpoints and, as a result, each such Feeder Fund and its shareholders would realize the benefit of a lower total expense ratio than if no breakpoints had been in place.

          The Board noted that with respect to Citi Premium Liquid Reserves, the Feeder Fund’s Contractual Management Fee (which reflects the Portfolio’s management fee) is above the average of its Expense Group and such Contractual Management Fee is above the asset-weighted average of other comparable funds across a majority of asset levels as set forth in the information provided by Lipper. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

          The Board also noted that as the Portfolio’s assets have increased over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board determined that such management fee structure was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders.

          In light of the costs of providing investment management and other services to the Portfolio and the Manager’s ongoing commitment to the Portfolio, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

          In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

          No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

52	Liquid Reserves Portfolio 2005 Annual Report

Additional Information (unaudited)

Information about the Trustees and Officers of the Portfolio can be found on pages 27 through 31 of this report.

Liquid Reserves Portfolio 2005 Annual Report	53

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CitiSM Cash Reserves

TRUSTEES
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
R. Jay Gerken, CFA*
Chairman
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

OFFICERS*
R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Frances M. Guggino
Chief Financial Officer
and Treasurer

Andrew Beagley
Chief Compliance Officer
and Chief Anti-Money
Laundering Compliance
Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT MANAGER
(OF LIQUID RESERVES
PORTFOLIO)
Citi Fund Management Inc.
100 First Stamford Place
Stamford, CT 06902

DISTRIBUTOR
Citigroup Global Markets Inc.

TRANSFER AGENT
Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, NY 10004

SUB-TRANSFER AGENT
PFPC Inc.
P.O. Box 9699
Providence, RI 02940-9699

SUB-TRANSFER AGENT
AND CUSTODIAN
State Street Bank and Trust
Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110

* Affiliated Person of Investment Manager

This report is submitted for the general information of the shareholders of Citi Cash Reserves.

©2005 Citicorp
Citigroup Global Markets Inc.

CFA/RCR/805 05-9184

citigroup asset management

CitiFunds Trust III
Citi℠ Cash Reserves

The Fund is a separate investment fund of CitiFunds Trust III, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on the fund's website at www.citigroupam.com and (3) on the SEC's website at www.sec.gov.

EXPERIENCE

Citi℠ U.S. Treasury Reserves

ANNUAL REPORT

AUGUST 31, 2005

citigroup
asset management

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CitiSM U.S. Treasury Reserves

  A n n u a l  R e p o r t  •  A u g u s t  31,  2 0 0 5

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

The U.S. economy overcame several obstacles during the reporting period and continued to expand at a brisk pace. Rising interest rates, record high oil prices and geopolitical issues threatened to send the economy into a “soft patch.” In addition, the devastation caused by Hurricane Katrina led to fears of a possible recession. However, when all was said and done, fourth quarter 2004 and first quarter 2005 gross domestic product (“GDP”)i growth was 3.8% and the second quarter GDP growth was 3.3%, another solid advance. This marked nine consecutive quarters when GDP grew 3.0% or more.

     As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. After raising interest rates in June and August 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times. All told, the Fed’s ten rate hikes have brought the target for the federal funds rate from 1.00% to 3.50%. Following the end of the Fund’s reporting period, at its September meeting, the Fed once again raised the target rate by 0.25% to 3.75%.

     During much of the reporting period, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 1.50% and the yield on the 10-year Treasury was 4.13%. When the reporting period ended, the federal funds rate had risen to 3.50% and the 10-year yield had fallen to 4.02%. Given the rise in short-term interest rates, the yields available from money market instruments rose steadily over the fiscal year.

CitiSM U.S. Treasury Reserves 2005 Annual Report	1

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, Citi Fund Management Inc. (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Board of Trustees has approved a new investment management contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to shareholders for their approval.

     Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

2	CitiSM U.S. Treasury Reserves 2005 Annual Report

     Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

     As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 23, 2005

CitiSM U.S. Treasury Reserves 2005 Annual Report	3

Manager Overview

KEVIN KENNEDY
Portfolio Manager

Q. What were the overall market conditions during the Fund’s reporting period?

A. Over the reporting period the U.S. economy expanded at a moderate pace. While economic growth slowed in the final quarter of 2004, consumer and investment demand remained firm. With a solid base to build upon, GDP grew 3.5% in the first half of 2005 and is expected to grow at a similar pace in the second half of this year. Consumer spending proved resilient, despite the run up in energy prices, as households benefited from income gains and improvements in the labor market. The housing market also continued its healthy pace with the availability of innovative mortgage products, low interest rates and strong demand. The corporate environment remained healthy for the most part, as earnings were robust and balance sheets strong, all of which should support investment spending. Manufacturing, however, has struggled through most of the period, particularly the auto sector which lately was hampered by structural as well as inventory problems. Inflation concerns, which were more prevalent earlier this year, have recently re-emerged; in part as energy prices have risen. Oil prices trended higher during much of this fiscal year, even before Hurricane Katrina, and could continue to be a drag on U.S. economic growth as higher energy prices work their way into the prices of other goods. Furthermore, the damage wrought by Hurricane Katrina will most likely make upcoming economic data difficult to interpret.

     In response to the fundamental strength of the domestic economy, as well as concern for potential inflation risks, the Fed continued to raise short-term interest rates. The Fed increased the federal funds rate eight times during the reporting period, bringing the rate to 3.50%. The tightening cycle is now over one year old and the Fed has given every indication they will continue to gradually raise rates. At the current pace, the federal funds rate would be 4.25% at year-end and would be approaching a range that market participants would perhaps view as neutral. Following the end of the Fund’s reporting period, at its September meeting, the Fed once again raised the target rate by 0.25% to 3.75%.

Performance Review

As of August 31, 2005, the seven-day current yield for CitiSM U.S. Treasury Reserves was 2.53% and its seven-day effective yield, which reflects compounding, was 2.56%1.

     Both yields include a voluntary waiver of the management fee. This waiver may be reduced or terminated at any time. If the full management fee had been included, the seven-day current yield would have been 2.32% and the seven-day effective yield would have been 2.35%.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

4	CitiSM U.S. Treasury Reserves 2005 Annual Report

CitiSM U.S. Treasury Reserves Yields as of August 31, 2005 (unaudited)

Seven-day current yieldiv	2.53%

Seven-day effective yieldiv	2.56%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Both yields reflect fee waivers which are voluntary, and may be reduced or terminated at any time. Absent such waivers, the seven-day current yield would have been 2.32% and the seven-day effective yield would have been 2.35%.

     An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q.  What were the most significant factors affecting the Fund’s performance?
      What were the leading contributors to performance?

A. Throughout the reporting period we analyzed the current interest rate environment along with the technical aspects of the U.S. Treasury bill market to properly position the Fund.

     What were the leading detractors from performance?

A. There were no significant detractors from the Fund’s performance over the fiscal year.

Q. Were there any significant changes made to the Fund during the reporting period?

A.  There were no significant changes to the Fund. However, we did purchase U.S. Treasury coupon securities during periods when the Treasury bill supply was low.

     Thank you for your investment in CitiSM U.S. Treasury Reserves. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kevin Kennedy Portfolio Manager

September 23, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

CitiSM U.S. Treasury Reserves 2005 Annual Report	5

Fund Facts

Fund Objective

To provide its shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with the preservation of capital.

Investment Manager	Distributions

Citi Fund Management Inc.	Declared daily, paid monthly

Commencement of Operations	Benchmark*

May 3, 1991	• iMoneyNet, Inc.
100% U.S. Treasury Rated
Net Assets as of 8/31/05	Money Market Funds Average

$258.1 million

*	The iMoneyNet, Inc. Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

Citi is a service mark of Citicorp.

6	CitiSM U.S. Treasury Reserves 2005 Annual Report

Portfolio at a Glance (unaudited)

U.S. Treasury Reserves Portfolio

Investment Breakdown

As a Percent of Total Investments

U.S. Treasury Bills
100.0%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
August 31, 2005

CitiSM U.S. Treasury Reserves 2005 Annual Report	7

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution/service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on March 1, 2005 and held for the six months ended August 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Citi U.S. Treasury Reserves	1.08%	$1,000.00	$1,010.80	0.70%	$3.55

(1)	For the six months ended August 31, 2005.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waiver. Past performance is no guarantee of future results. In the absence of voluntary fee waiver, the total return would have been lower.

(3)

Expenses (net of voluntary fee waivers) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	CitiSM U.S. Treasury Reserves 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Citi U.S. Treasury Reserves	5.00%	$1,000.00	$1,021.68	0.70%	$3.57

(1)	For the six months ended August 31, 2005.

(2)

Expenses (net of voluntary fee waivers) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

CitiSM U.S. Treasury Reserves 2005 Annual Report	9

Fund Performance (unaudited)

Total Returns

All Periods Ended August 31, 2005	One Year	Five Years*	Ten Years*

Citi U.S. Treasury Reserves Class N	1.65%	1.72%	3.14%

iMoneyNet, Inc. 100% U.S. Treasury Rated Money
Market Funds Average	1.72	1.81	3.27

* Average Annual Total Return

7-Day Yields(1)

Annualized Current	2.53%

Effective	2.56

(1)

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during the seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The Effective 7-Day Yield is calculated similarly, but when annualized the income earned by the investment during the seven-day period is assumed to be reinvested. The effective yield may be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note: A money market fund’s yield more closely reflects the current earnings of the fund than does the total return.

Although money market funds seek to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Mutual fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of distributions, including returns of capital, if any. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund’s returns and yields would have been lower.

Historical Performance (unaudited)

Comparison of 7-Day Yields for Citi U.S. Treasury Reserves Class N vs. iMoneyNet, Inc. 100% U.S. Treasury Rated Money Market Funds Average

As illustrated, Citi U.S. Treasury Reserves Class N generally provided an annualized seven-day yield comparable to the iMoneyNet, Inc. 100% U.S. Treasury Rated Money Market Funds Average, as published in iMoneyNet, Inc. Money Fund ReportTM, for the one-year period.

10	CitiSM U.S. Treasury Reserves 2005 Annual Report

Statement of Assets and Liabilities (August 31, 2005)

ASSETS:
Investment in U.S. Treasury Reserves Portfolio, at value	$258,794,817
Prepaid expenses	12,295

Total Assets	258,807,112

LIABILITIES:
Dividends payable	413,507
Management fee payable	82,829
Distribution/Service fee payable	51,768
Payable for Fund shares repurchased	30,710
Transfer agent fees payable	23,000
Trustees’ fees payable	11,176
Accrued expenses	51,832

Total Liabilities	664,822

Total Net Assets	$258,142,290

NET ASSETS:
Par value (Note 3)	$2,581
Paid-in capital in excess of par value	258,139,709

Total Net Assets	$258,142,290

Shares Outstanding	258,142,290

Net Asset Value	$1.00

See Notes to Financial Statements.

CitiSM U.S. Treasury Reserves 2005 Annual Report	11

Statement of Operations (For the year ended August 31, 2005)

INVESTMENT INCOME:
Income from U.S. Treasury Reserves Portfolio	$6,350,931
Allocated expenses (net of fee waiver) from U.S. Treasury Reserves Portfolio	(273,323)

Total Investment Income	6,077,608

EXPENSES:
Management fee (Note 2)	1,093,230
Distribution/Service fee (Note 2)	683,269
Transfer agent fees	62,901
Legal fees	43,402
Shareholder reports	32,920
Custody and fund accounting fees	19,077
Audit and tax	16,000
Registration fees	12,577
Trustees’ fees	7,468
Insurance	1,672
Miscellaneous expenses	24,713

Total Expenses	1,997,229
Less: Management fee waiver (Note 2)	(352,230)

Net Expenses	1,644,999

Net Investment Income	4,432,609

Net Realized Gain on Investments From U.S. Treasury Reserves Portfolio	4,714

Increase in Net Assets From Operations	$4,437,323

See Notes to Financial Statements.

12	CitiSM U.S. Treasury Reserves 2005 Annual Report

Statements of Changes in Net Assets (For the years ended August 31,)

	2005	2004

OPERATIONS:
Net investment income	$4,432,609	$878,178
Net realized gain	4,714	33,110

Increase in Net Assets From Operations	4,437,323	911,288

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(4,432,609)	(878,178)
Net realized gain	(4,819)	(33,058)

Decrease in Net Assets From Distributions to Shareholders	(4,437,428)	(911,236)

FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,187,499,323	974,193,167
Reinvestment of distributions	851,646	178,577
Cost of shares repurchased	(2,263,290,592)	(952,847,060)

Increase (Decrease) in Net Assets From Fund Share Transactions	(74,939,623)	21,524,684

Increase (Decrease) in Net Assets	(74,939,728)	21,524,736

NET ASSETS:
Beginning of year	333,082,018	311,557,282

End of year	$258,142,290	$333,082,018

See Notes to Financial Statements.

CitiSM U.S. Treasury Reserves 2005 Annual Report	13

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Class N	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Income From Operations:
Net investment income and net realized gain	0.016	0.003	0.006	0.014	0.045

Less Distributions From:
Net investment income and net realized gain	(0.016)	(0.003)	(0.006)	(0.014)	(0.045)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(1)	1.65%	0.32%	0.63%	1.45%	4.62%

Net Assets, End of Year (000s)	$258,142	$333,082	$311,557	$396,382	$348,313

Ratios to Average Net Assets:
Gross expenses(2)	0.91%	0.91%	0.90%	0.92%	1.01%
Net expenses(2) (3) (4)	0.70	0.70	0.68	0.70	0.70
Net investment income(2)	1.62	0.31	0.64	1.41	4.50

(1)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(2)	Includes the Fund’s share of U.S. Treasury Reserves Portfolio’s allocated expenses.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.70%, which may be terminated at any time.

(4)	The Fund’s Manager and the Manager of the U.S. Treasury Reserves Portfolio waived a portion of their management fees. Such waivers are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

14	CitiSM U.S. Treasury Reserves 2005 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Citi U.S. Treasury Reserves (the “Fund”) is a separate diversified series of CitiFunds Trust III (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in U.S. Treasury Reserves Portfolio (the “Portfolio”), an open-end, diversified management investment company for which Citi Fund Management Inc. (the “Manager”) serves as Investment Manager. The value of such investment reflects the Fund’s proportionate interest (21.2% at August 31, 2005) in the net assets of the Portfolio. Citigroup Global Markets Inc. (“CGM”) is the Fund’s Distributor (the “Distributor”). Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acts as the Fund’s transfer agent.

          The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Valuation of securities by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

          (b) Investment Income. The Fund earns income, net of Portfolio expense, daily based on its investment in the Portfolio.

          (c) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

          (d) Method of Allocation. All the net investment income of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

          (e) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day, as of 2:00 p.m. Eastern Time, to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

          (f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders

CitiSM U.S. Treasury Reserves 2005 Annual Report	15

Notes to Financial Statements (continued)

each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

     (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the year ended August 31, 2005, the Fund had no reclassifications.

2. Management Agreement and Other Transactions with Affiliates

The management fees are computed at an annual rate of 0.40% of the Fund’s average daily net assets. The management fees paid to the Manager, as compensation for overall investment management services amounted to $1,093,230, of which $352,230 was voluntarily waived for the year ended August 31, 2005. Such waiver is voluntary and may be terminated at any time at the discretion of the Manager. The Manager also serves as the Manager of the Portfolio and receives management fees, before waivers at an annual rate of 0.15% of the Portfolio’s average daily net assets.

     Effective October 1, 2005, the Fund’s management fee, which is calculated daily and payable monthly, will be revised to a fee calculated in accordance with the following breakpoint schedule:

Average Daily Net Assets	Portfolio	Fund	Total

First $1 BB	0.15%	0.300%	0.450%

Next $1 BB	0.15	0.275	0.425

Next $3 BB	0.15	0.250	0.400

Next $5 BB	0.15	0.225	0.375

Over $10 BB	0.15	0.200	0.350

     The Fund adopted a Service Plan pursuant to Rule l2b-1 under the 1940 Act, as amended. The Service Plan allows the Fund to pay a monthly fee at an annual rate not to exceed 0.25% of the average daily net assets. The distribution/service fees amounted to $683,269, for the year ended August 31, 2005. These fees may be used to make payments to the Distributor and to Service Agents or others as compensation for the sale of Fund shares or for advertising, marketing or other promotional activity, and for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund may also make payments to the Distributor and others for providing personal service or the maintenance of shareholder accounts.

     The Trust pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain of the officers and a Trustee of the Trust are officers and a director of the Manager or its affiliates.

     The Trustees of the Fund have adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or

16	CitiSM U.S. Treasury Reserves 2005 Annual Report

Notes to Financial Statements (continued)

any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Three former Trustees are currently receiving payments under the Plan. In addition two other former Trustees received a lump sum payment under the Plan. The Fund’s allocable share of the liability at August 31, 2005 was $8,122.

3.  Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share).

     Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and share repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4.  Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date
Payable Date	Class N

Daily
9/30/2005	$0.0023

The tax character of distributions paid during the fiscal years ended August 31,were as follows:

	2005	2004

Ordinary income	$4,437,428	$911,236

     As of August 31, 2005, there were no significant differences between book and tax components of net assets.

5.  Regulatory Matters and Related Litigation

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

     The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit

CitiSM U.S. Treasury Reserves 2005 Annual Report	17

Notes to Financial Statements (continued)

that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

     The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of such payment.

     Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such

18	CitiSM U.S. Treasury Reserves 2005 Annual Report

Notes to Financial Statements (continued)

contracts, and an award of attorneys’ fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

6.  Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, Citi Fund Management Inc. (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the 1940 Act, consummation of the transaction will result in the automatic termination of the Fund’s investment management with the Manager. Therefore, the Fund’s Board has approved a new investment management contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to the shareholders of the Fund for their approval.

7.   Subsequent Event

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Citi Fund Management Inc. (“CFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

     On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed CFM that the staff is considering recommending that the Commission institute administrative proceedings against CFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from CFM.

     Although there can be no assurance, CFM believes that this matter is not likely to have a material adverse effect on the Fund or CFM’s ability to perform investment advisory services relating to the Fund.

     The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

CitiSM U.S. Treasury Reserves 2005 Annual Report	19

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Citi U.S. Treasury Reserves:

We have audited the accompanying statement of assets and liabilities of Citi U.S. Treasury Reserves of CitiFunds Trust III as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi U.S. Treasury Reserves of CitiFunds Trust III as of August 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 21, 2005

20	CitiSM U.S. Treasury Reserves 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Citi U.S. Treasury Reserves (the “Fund”), a series of CitiFunds Trust III, including the Fund’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor, as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The Board noted that the Fund invests all of its assets in U.S. Treasury Reserves Portfolio, a so-called Master Fund (the “Master Fund”), whose investment objectives and policies are the same as those of the Fund (this investment structure is commonly referred to as a master-feeder structure). The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

     The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-today portfolio management of the Master Fund. The Board also considered the degree to

CitiSM U.S. Treasury Reserves 2005 Annual Report	21

Board Approval of Management Agreement (unaudited) (continued)

which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

     The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

     The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

     The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail funds classified as “U.S. Treasury money market funds” by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5-, and 10-year periods ended March 31, 2005 was lower than the median. The Board took into account the Manager’s discussion of the Fund’s performance. The Manager noted that the Fund was invested with the objective of providing liquidity and income consistent with the preservation of capital. Based on their review, which included careful consideration of all of the factors noted above, the Board will continue to evaluate the Fund’s performance and investment strategies and any actions taken by the Manager to improve performance.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice.

     Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The expense comparisons compared the Fund to funds similar in size to the Master Fund, and the Board noted that the Fund’s assets represent a small

22	CitiSM U.S. Treasury Reserves 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

portion of the Master Fund’s assets. The Board also noted that the Fund’s expense information reflected both management fees and total expenses payable by the Fund as well as management fees and total expenses payable by the Master Fund. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

     Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributor and how the amounts received by the distributor are paid.

     The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail no-load funds (including the Fund) classified as “US treasury money market funds” and chosen to be comparable to the Fund by Lipper, showed that the Contractual Management Fee was higher than the median of its Expense Group and the Fund’s Actual Management Fee, which reflects a fee waiver, is below the median of its Expense Group. The Board noted that the Fund’s actual total expense ratio was higher than the median of its Expense Group. The Board also took into account that the Manager had agreed to reduce the Contractual Management Fee at the Master Fund level and to institute fee breakpoints, effective October 1, 2005, which would result in a reduction in the Fund’s overall effective Contractual Management Fee rate. The Board noted that the Manager also had agreed to continue its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than both the current and proposed contractual rates.

     Taking all of the above into consideration, the Board determined that the Management Fee payable by the Fund was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund.

CitiSM U.S. Treasury Reserves 2005 Annual Report	23

Board Approval of Management Agreement (unaudited) (continued)

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow.

     The Board noted that the Manager had agreed to institute breakpoints the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing economies of scale or other efficiencies that might accrue from increases in the Fund’s assets levels. The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board also noted that as the Fund’s assets increase over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board determined that the management fee structure, including the proposed breakpoints, was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

     In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

     In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the proposed continuance of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

24	CitiSM U.S. Treasury Reserves 2005 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Citi U.S. Treasury Reserves (the “Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken Citigroup Asset Management (“CAM”) 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Executive Vice President and Chief Operations Officer, DigiGym Systems (on-line personal training systems) (since 2001); Consultant Catalyst (Consulting) (since 1984); Chief Executive Officer, Motorcity USA (motorsport racing) (Since 2004)	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Donald M. Carlton c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International LLC (engineering) (from 1996 to 1998), Member of the Management Committee, Signature Science (research and development) (since 2000)	32

Director, Tempe-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. technology) (since 1994); former Director, Valero Energy (petroleum refining) (since 2003)

A. Benton Cocanougher c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former SpecialAdvisor to the President, Texas A&M University (from 2002- 2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001)	32	None

CitiSM U.S. Treasury Reserves 2005 Annual Report	25

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Non-Interested Trustees:
Mark T. Finn c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001

Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment advisory and consulting firm) (since 1988); former Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1988 to 2001); former General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (from 1996 to 2001); former President, Secretary and Owner, Phoenix Trading Co. (commodity trading advisory firm) (from 1997 to 2000)

				37	Former President and Director, Delta Financial, Inc. (investment advisory firm) (from 1983 to 1999)

Stephen Randolph Gross c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, PC (accounting and consulting firm (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); former Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003); former Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); former Partner, Capital Investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); former Sercretary, Carint N.A. (manufacturing) (from 1998 to 2002)	37

Director, Andersen Calhoun (assisted living) (since 1987); former Director, Yu Save, Inc. (internet company) (from 1998 to 2000); former Director, Hotpalm.com, Inc. (wireless applications) from 1998 to 2000); former Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); former Director ebank.com, Inc. (from 1997 to 2004)

26	CitiSM U.S. Treasury Reserves 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Non-Interested Trustees:
Diana R. Harrington c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1993)	37	None

Susan B. Kerley c/o R. Jay Gerken CAM 399 Park Avenue New York, NY10022 Birth Year: 1951	Trustee	Since 1992	Consultant, Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex)

Alan G. Merten c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996).	32	Director, Xybernaut Corporation (information technology) (since 2004); Director, Digital Net Holdings, Inc. (since 2003); Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Professor of Finance, University of Houston (from 1977 to 2002); Independent Consultant (since 1984).	32	None

Interested Trustee:
R. Jay Gerken, CFA** CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chairman, President, and Chief Executive Officer	Since 2002	Managing Director of CGM; Chairman, President, Chief Executive Officer and Director SBFM, and CFM; President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); formerly Portfolio Manager of Smith Barney Allocation Series, Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	171	N/A

CitiSM U.S. Treasury Reserves 2005 Annual Report	27

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Officers:
Andrew B. Shoup CAM 125 Broad Street New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)

				N/A	N/A

Frances M. Guggino CAM 125 Broad Street New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer Controller	Since 2004 2002- 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup	N/A	N/A

Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti- Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004

Director of CGM (since 2000); Director of Compliance, North America (since 2000); Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer of Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc.; formerly Chief Compliance Officer of TIA (from 2002 to 2005)

				N/A	N/A

Wendy S. Setnicka CAM 125 Broad Street New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM; (since 2003); Controller of certain mutual funds associated with Citigroup;Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (from 1998 to 2002)	N/A	N/A

28	CitiSM U.S. Treasury Reserves 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Officers:
Robert I. Frenkel CAM 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary Chief Legal Officer	Since 2002 Since 2003

Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup Inc.

				N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is a Trustee who is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Manager and certain of its affiliates.

CitiSM U.S. Treasury Reserves 2005 Annual Report	29

Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended August 31, 2005 was attributable to Federal obligations.

     The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

     Please retain this information for your records.

30	CitiSM U.S. Treasury Reserves 2005 Annual Report

Schedule of Investments (August 31, 2005)

U.S. TREASURY RESERVES PORTFOLIO

Face Amount	Security	Value

U.S. Treasury Bills – 105.6%
	U.S. Treasury Bills:
$28,719,000	2.920% 9/1/05	$28,719,000
29,706,000	3.170% 9/1/05	29,706,000
50,000,000	2.935% 9/8/05	49,971,465
25,000,000	2.940% 9/8/05	24,985,708
25,000,000	2.945% 9/8/05	24,985,684
50,000,000	2.980% 9/8/05	49,971,028
28,325,000	3.305% 9/8/05	28,306,797
717,000	3.350% 9/8/05	716,533
37,413,000	2.958% 9/15/05	37,369,955
50,000,000	2.970% 9/15/05	49,942,250
32,661,000	3.230% 9/15/05	32,619,974
9,619,000	3.240% 9/15/05	9,606,880
50,000,000	3.475% 9/15/05	49,932,431
50,000,000	2.950% 9/22/05	49,913,958
50,000,000	3.015% 9/22/05	49,912,063
25,000,000	3.175% 9/22/05	24,953,698
26,047,000	3.290% 9/22/05	25,997,011
100,000,000	3.152% 9/29/05	99,754,844
75,000,000	3.267% 9/29/05	74,809,396
18,545,000	3.385% 9/29/05	18,496,175
50,000,000	3.005% 10/6/05	49,853,924
25,000,000	3.070% 10/13/05	24,910,458
26,035,000	3.170% 10/13/05	25,938,714
25,000,000	3.300% 10/20/05	24,887,708
25,000,000	3.320% 10/27/05	24,870,889
40,000,000	3.370% 11/3/05	39,764,100
25,000,000	3.400% 11/3/05	24,851,250
50,000,000	3.420% 11/10/05	49,667,500
50,000,000	3.430% 11/17/05	49,633,181
25,000,000	3.417% 11/25/05	24,798,273
25,000,000	3.455% 11/25/05	24,796,059
25,000,000	3.048% 12/1/05	24,807,352
25,000,000	3.160% 12/22/05	24,754,222
65,000,000	3.275% 1/5/06	64,254,938
50,000,000	3.655% 2/23/06	49,111,632

	TOTAL INVESTMENTS – 105.6% (Cost – $1,287,571,050#)	1,287,571,050
	Liabilities in Excess of Other Assets – (5.6)%	(68,666,727)

	TOTAL NET ASSETS – 100.0%	$1,218,904,323

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

U.S. Treasury Reserves Portfolio 2005 Annual Report	31

U.S. Treasury Reserves Portfolio

Statement of Assets and Liabilities (August 31, 2005)

ASSETS:
Investments, at amortized cost	$1,287,571,050
Cash	692

Total Assets	1,287,571,742

LIABILITIES:
Payable for securities purchased	68,428,606
Management fee payable	89,095
Trustees’ fees payable	15,280
Accrued expenses and other liabilities	134,438

Total Liabilities	68,667,419

Total Net Assets	$1,218,904,323

REPRESENTED BY:
Paid-in capital	$1,218,904,323

See Notes to Financial Statements.

32	U.S. Treasury Reserves Portfolio 2005 Annual Report

U.S. Treasury Reserves Portfolio

Statement of Operations (For the year ended August 31, 2005)

INVESTMENT INCOME:
Interest	$40,236,328

EXPENSES:
Management fee (Note 2)	2,665,468
Custody and fund accounting fees	324,059
Legal fees	96,423
Trustees’ fees	26,114
Shareholder reports	23,719
Audit and tax	18,283
Miscellaneous expenses	35,881

Total Expenses	3,189,947
Less: Management fee waiver (Note 2)	(1,417,655)
Fees paid indirectly (Note 1)	(519)

Net Expenses	1,771,773

Net Investment Income	38,464,555

Net Realized Gain on Investments	36,701

Increase in Net Assets From Operations	$38,501,256

See Notes to Financial Statements.

U.S. Treasury Reserves Portfolio 2005 Annual Report	33

U.S. Treasury Reserves Portfolio

Statements of Changes in Net Assets (For the years ended August 31,)

	2005	2004

OPERATIONS:
Net investment income	$38,464,555	$14,355,012
Net realized gain	36,701	184,470

Increase in Net Assets From Operations	38,501,256	14,539,482

CAPITAL TRANSACTIONS:
Proceeds from contributions	7,293,938,848	5,330,944,721
Value of withdrawals	(7,676,247,187)	(5,241,122,172)

Increase (Decrease) in Net Assets From Capital Transactions	(382,308,339)	89,822,549

Increase (Decrease) in Net Assets	(343,807,083)	104,362,031
NET ASSETS:
Beginning of year	1,562,711,406	1,458,349,375

End of year	$1,218,904,323	$1,562,711,406

See Notes to Financial Statements.

34	U.S. Treasury Reserves Portfolio 2005 Annual Report

U.S. Treasury Reserves Portfolio

Financial Highlights

For the years ended August 31,	2005	2004	2003	2002	2001

Total Return(1)	2.25%	0.92%	1.20%	2.06%	5.24%

Net Assets, End of Year (000s)	$1,218,904	$1,562,711	$1,458,349	$1,953,165	$1,387,171

Ratios to Average Net Assets:
Gross expenses	0.18%	0.18%	0.18%	0.20%	0.23%
Net expenses(2) (3)	0.10	0.10	0.10	0.10	0.10
Net investment income	2.16	0.91	1.22	2.00	5.13

(1)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(2)	The Portfolio’s manager voluntarily waived a portion of its management fees which may be terminated at any time.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Portfolio will not exceed 0.10%, which may be terminated at any time.

See Notes to Financial Statements.

U.S. Treasury Reserves Portfolio 2005 Annual Report	35

U.S. Treasury Reserves Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

U.S. Treasury Reserves Portfolio (the “Portfolio”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Citi Fund Management Inc. (the “Manager”) acts as the Investment Manager. At August 31, 2005, all investors in the Portfolio are funds advised by the Manager and/or its affiliates.

     The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

     (b) Interest Income and Expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount) adjusted for amortization of premium on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the Manager.

     (c) Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses in the Statement of Operations.

     (d) Income Taxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

     (e) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

36	U.S. Treasury Reserves Portfolio 2005 Annual Report

Notes to Financial Statements (continued)

2. Management Agreement and Other Transactions with Affiliates

The Manager is responsible for overall management of the Portfolio’s business affairs, and has a Management Agreement with the Portfolio. The Manager or an affiliate also provides certain administrative services to the Portfolio. These administrative services include providing general office facilities and supervising the overall administration of the Portfolio.

     The management fees paid to the Manager are accrued daily and payable monthly. The management fee is computed at an annual rate of 0.15% of the Portfolio’s average daily net assets. The management fee amounted to $2,665,468 of which $1,417,655 was voluntarily waived for the year ended August 31, 2005. Such waiver is voluntary and can be terminated at any time at the discretion of the Manager.

     The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Portfolio from the Manager or its affiliates. Certain officers and a Trustee of the Portfolio are officers and a director of the Manager or its affiliates.

     The Trustees of the Portfolio have adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Portfolio, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Portfolio or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Three former Trustees are currently receiving payments under the Plan. In addition two other former Trustees received a lump sum payment under the Plan. The Portfolio’s allocable share of the liability at August 31, 2005 was $14,471.

3. Investments

Purchases, maturities and sales of money market instruments aggregated $21,251,374,946 and $21,564,996,893, respectively, for the year ended August 31, 2005.

4.  Federal Income Tax Basis of Investment Securities

The cost of investment securities owned at August 31, 2005, for federal income tax purposes, amounted to $1,287,571,050.

5.  Regulatory Matters and Related Litigation

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

     The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM

U.S. Treasury Reserves Portfolio 2005 Annual Report	37

Notes to Financial Statements (continued)

and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Portfolio.

     The Portfolio did not implement the contractual arrangement described above and therefore will not receive any portion of such payment.

38	U.S. Treasury Reserves Portfolio 2005 Annual Report

Notes to Financial Statements (continued)

     Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

6. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, Citi Fund Management Inc. (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Portfolio.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the 1940 Act, consummation of the transaction will result in the automatic termination of the Portfolio’s investment management agreement with the Manager. Therefore, the Board of Trustees has approved a new investment management contract between the Portfolio and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to the shareholders of the Portfolio for their approval.

7. Subsequent Event

The Portfolio has received information from Citigroup Asset Management (“CAM”) concerning Citi Fund Management Inc. (“CFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

     On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed CFM that the staff is considering recommending that the Commission institute administrative proceedings against CFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to

U.S. Treasury Reserves Portfolio 2005 Annual Report	39

Notes to Financial Statements (continued)

shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from CFM.

     Although there can be no assurance, CFM believes that this matter is not likely to have a material adverse effect on the Portfolio or CFM’s ability to perform investment advisory services relating to the Portfolio.

     The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

40	U.S. Treasury Reserves Portfolio 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
U.S. Treasury Reserves Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Treasury Reserves Portfolio as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Treasury Reserves Portfolio as of August 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 21, 2005

U.S. Treasury Reserves Portfolio 2005 Annual Report	41

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of U.S. Treasury Reserves Portfolio (the “Portfolio”), including the Portfolio’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Portfolio’s manager (the “Manager”) to assist them in their consideration of the Portfolio’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager, as well as the advisory and placement arrangements for the Portfolio and advisory and distribution arrangements for the other funds overseen by the Board, certain portions of which are discussed below. The Board noted that the Portfolio’s U.S. shareholders are Citi Institutional U.S. Treasury Reserves, Citi Premium U.S. Treasury Reserves and Citi U.S. Treasury Reserves, so-called Feeder Funds (the “Feeder Funds”), whose investment objectives and policies are the same as those of the Portfolio (this investment structure is commonly referred to as a master-feeder structure). The presentation made to the Board encompassed the Portfolio and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement

In approving the Management Agreement, the Portfolio’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by the Manager under the Management Agreement during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Portfolio’s affairs and the Manager’s role in coordinating the activities of the Portfolio’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the Portfolio’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

     The Board reviewed the qualifications, backgrounds and responsibilities of the Portfolio’s senior personnel and the portfolio management team primarily responsible for the day-to-

42	U.S. Treasury Reserves Portfolio 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

day portfolio management of the Portfolio. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

     The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

     The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Portfolio Performance

The Board received and considered performance information for the Portfolio as well as for groups of funds (the “Performance Universes”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. This information was included within performance information presented for each Feeder Fund. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Portfolio with the funds included in the relevant Performance Universe. The Board noted that each Feeder Fund’s performance was the same as the performance of the Portfolio (except for the effect of fees at the Feeder Fund level), and therefore relevant to the Board’s conclusions regarding the Portfolio’s performance. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Portfolio’s performance against its benchmark(s).

     With respect to Feeder Funds Citi Institutional U.S. Treasury Reserves and Citi Premium U.S. Treasury Reserves, the information comparing such Feeder Fund’s performance to that of its Performance Universe, consisting of all funds classified as “institutional U.S. treasury money market funds” or “U.S. treasury money market funds” by Lipper, as applicable showed, among other data, that such Feeder Fund’s performance for the 1-, 3-and 5- year periods (and the 10-year period, for Citi Premium U.S. Treasury Reserves) ended March 31, 2005 was better than the median while the performance of Citi Institutional U.S. Treasury Reserves for the 10-year period ended March 31, 2005 was within the median range.

     With respect to Feeder Fund Citi U.S. Treasury Reserves, the information comparing such Feeder Fund’s performance to that of its Performance Universe, consisting of all retail funds classified as “U.S. Treasury money market funds” by Lipper, showed, among other data, that such Feeder Fund’s performance for the 1-, 3-, 5-, and 10-year periods ended March 31, 2005 was lower than the median. The Board took into account the Manager’s discussion of such Feeder Fund’s performance.

     Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio’s performance was satisfactory.

U.S. Treasury Reserves Portfolio 2005 Annual Report	43

Board Approval of Management Agreement (unaudited) (continued)

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Portfolio to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Portfolio and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice.

     Additionally, the Board received and considered information comparing each Feeder Fund’s Contractual Management Fees and Actual Management Fee and each Feeder Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The expense comparisons compared each Feeder Fund to funds similar in size to the Portfolio, and the Board noted that the assets of Citi Institutional U.S. Treasury Reserves represent a large portion of the Portfolio’s assets, while the assets of each of Citi Premium U.S. Treasury Reserves and Citi U.S. Treasury Reserves represent a small portion of the Portfolio’s assets. The Board noted that each Feeder Fund’s expense information reflected both management fees and total expenses payable by such Feeder Fund as well as management fees and total expenses payable by the Portfolio, and was therefore relevant to the Board’s conclusions regarding the Portfolio’s expenses. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Portfolio including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Portfolio and to these other clients, noting that the Portfolio is provided with administrative services, office facilities, Portfolio officers (including the Portfolio’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Portfolio by other Portfolio providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

     Management also discussed with the Board the Portfolio’s placement arrangements. The Board noted that beneficial interests in the Portfolio are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended, and that the exclusive placement agent for the Portfolio is Citigroup Global Markets Inc., which receives no compensation for serving in that capacity.

     With respect to Feeder Fund Citi Institutional U.S. Treasury Reserves, whose assets represents a large portion of the Portfolio’s assets, the information comparing such Feeder Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of the funds (including such Feeder Fund) classified as “institutional U.S. Treasury money market funds” and chosen to be comparable to such Feeder Fund by Lipper, showed that such Feeder Fund’s Contractual Management Fee and Actual Management Fee (which reflects a fee waiver) were better than the median of its

44	U.S. Treasury Reserves Portfolio 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Expense Group. The Board noted that such Feeder Fund’s actual total expense ratio was at the median range of its Expense Group. The Board took into account that the Manager had agreed to institute fee breakpoints, effective October 1, 2005. The Board noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than both the current and proposed contractual rates.

     Taking all of the above into consideration, the Board determined that the Management Fee payable by the Portfolio was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Portfolio. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered significant but not excessive in light of the nature, extent and quality of the services provided to the Portfolio and the type of fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Portfolio ‘s assets grow.

     The Board noted that, with respect to Citi Institutional U.S. Treasury Reserves, the Manager had agreed to institute breakpoints in the management fee effective October 1, 2005, that the Feeder Fund’s asset level would exceed the proposed breakpoints and, as a result, such Feeder Fund and its shareholders would realize the benefit of a lower total expense ratio than if no breakpoints had been in place.

     The Board noted that, with respect to Citi Premium U.S. Treasury Reserves, the Feeder Fund’s Contractual Management Fee (which also reflects the Portfolio’s management fee) is below the average of its Expense Group and below the asset-weighted average of other comparable funds across all asset levels as set forth in the information provided by Lipper. The Board also noted that the Feeder Fund’s Actual Management Fee (which also reflects the Portfolio’s management fee) was below the median of its Expense Group and that the Manager was continuing its voluntary expense waiver.

     The Board noted that, with respect to Citi U.S. Treasury Reserves, the Manager had agreed to institute breakpoints in the management fee effective October 1, 2005, that, accordingly, reflects the potential for reducing the Contractual Management Fee as the Portfolio grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing economies of scale or other efficiencies that might accrue from increases in the Feeder Fund’s assets levels. The Board noted that the Feeder Fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

U.S. Treasury Reserves Portfolio 2005 Annual Report	45

Board Approval of Management Agreement (unaudited) (continued)

     The Board also noted that as the Portfolio’s assets increase over time, it may realize other economies of scale as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board determined that the management fee structure including the proposed breakpoints was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders.

     In light of the costs of providing investment management and other services to the Portfolio and the Manager’s ongoing commitment to the Portfolio, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

     In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

46	U.S. Treasury Reserves Portfolio 2005 Annual Report

Additional Information (unaudited)

Information about the Trustees and Officers of the Portfolio can be found on pages 25 through 29 of this report.

U.S. Treasury Reserves Portfolio 2005 Annual Report	47

(This page intentionally left blank.)

CitiSM U.S. Treasury Reserves

TRUSTEES
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
R. Jay Gerken, CFA*
Chairman
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

OFFICERS*
R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President
and Chief Administrative Officer

Frances M. Guggino
Chief Financial Officer and
Treasurer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Wendy Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

 *Affiliated Person of Investment Manager

INVESTMENT MANAGER
(OF U.S. TREASURY
RESERVES PORTFOLIO)
Citi Fund Management Inc.
100 First Stamford Place
Stamford, CT 06902
DISTRIBUTOR
Citigroup Global Markets Inc.

TRANSFER AGENT
Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, NY 10004

SUB-TRANSFER AGENT
PFPC Inc.
P.O. Box 9699
Providence, RI 02940-9699

SUB-TRANSFER AGENT
AND CUSTODIAN
State Street Bank and Trust
     Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110

This report is submitted for the general information of the shareholders of Citi U.S. Treasury Reserves.

CitiFunds Trust III
Citi[SM] U.S. Treasury Reserves

The Fund is a separate investment fund of the CitiFunds Trust III, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on the Fund's website at www.citigroupam.com and (3) on the SEC'S website at www.sec.gov.

©2005 Citicorp
Citigroup Global Markets Inc.

CFA/RUS/805 05-9187

citigroup asset management

EXPERIENCE

Citi[SM] Tax Free Reserves

ANNUAL REPORT

AUGUST 31, 2005

citigroup asset management

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CitiSM Tax Free Reserves

A n n u a l  Re p o r t  •  A u g u s t  3 1,  2 0 0 5

What’s Inside	Letter from the Chairman	1
	Manager Overview	4
	Fund Facts	6
	Portfolio at a Glance - Tax Free Reserves Portfolio	7
	Fund Expenses	8
	Fund Performance	10
	Historical Performance	10
	Citi Tax Free Reserves
	Statement of Assets and Liabilities	11
	Statement of Operations	12
	Statements of Changes in Net Assets	13
	Financial Highlights	14
	Notes to Financial Statements	15
Fund Objective To provide its shareholders with high levels of current income which is exempt from Federal income taxes*; preservation of capital and liquidity.	Report of Independent Registered Public Accounting Firm	21
	Board Approval of Management Agreement	22
	Additional Information	26
	Important Tax Information	31
	Tax Free Reserves Portfolio
	Schedule of Investments	32
	Statement of Assets and Liabilities	48
	Statement of Operations	49
	Statements of Changes in Net Assets	50
	Financial Highlights	51
* A portion of the income may be subject to the Federal Alternative Minimum Tax (AMT). Consult your personal tax adviser.	Notes to Financial Statements	52
	Report of Independent Registered Public Accounting Firm	56
	Board Approval of Management Agreement	57
	Additional Information	62

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

The U.S. economy overcame several obstacles during the reporting period and continued to expand at a brisk pace. Rising interest rates, record high oil prices, and geopolitical issues threatened to send the economy into a “soft patch.” In addition, the devastation caused by Hurricane Katrina led to fears of a possible recession. However, when all was said and done, fourth quarter 2004 and first quarter 2005 gross domestic product (“GDP”)i growth was 3.8% and for second quarter GDP growth was 3.3%, another solid advance. This marked nine consecutive quarters when GDP grew 3.0% or more.

     As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. After raising interest rates in June and August 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times. All told, the Fed’s ten rate hikes have brought the target for the federal funds rate from 1.00% to 3.50%. Following the end of the Fund’s reporting period, at its September meeting, the Fed once again raised the target rate by 0.25% to 3.75%.

     During much of the reporting period, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 1.50% and the yield on the 10-year Treasury was 4.13%. When the reporting period ended, the federal funds rate had risen to 3.50% and the 10-year yield had fallen to 4.02%. Given the rise in short-term interest rates, the yields available from money market instruments rose steadily over the fiscal year.

CitiSM Tax Free Reserves 2005 Annual Report	1

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, Citi Fund Management Inc. (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Board of Trustees has approved a new investment management contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to shareholders for their approval.

     Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

2	CitiSM Tax Free Reserves 2005 Annual Report

     Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

     As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 21, 2005

CitiSM Tax Free Reserves 2005 Annual Report	3

Manager Overview

CHARLES K. BARDES Portfolio Manager	Q.	What were the overall market conditions during the Fund’s reporting period?

A. With the U.S. economy expanding at a brisk pace, the Fed continued to raise short-term interest rates in an attempt to keep inflation at bay. From June 2004 through the end of August 2005, the Fed raised rates on ten occasions, bringing the federal funds rate from 1.00% to 3.50%. Part of the Fed’s inflationary concerns over the period were due to a potential “bubble” in the real estate market as well as record high oil prices. This more than offset fears of a slowing economy due to the devastation from Hurricane Katrina.

     Over the period, the yields available from tax-free money market instruments steadily rose in conjunction with the Fed’s rate hikes. Overall, strong demand in the municipal bond market kept credit spreads relatively tight and opportunities to generate incremental yield fairly limited.

Performance Review

As of August 31, 2005, the seven-day current yield for CitiSM Tax Free Reserves was 1.85% and its seven-day effective yield, which reflects compounding, was 1.87%.1

          Both yields include a voluntary waiver of a portion of the management fee. This waiver may be reduced or terminated at any time. If the full management fee had been included, the seven-day current yield would have been 1.66% and the seven-day effective yield would have been 1.68%.

CitiSM Tax Free Reserves Yields as of August 31, 2005 (unaudited)
Seven-day current yield[1]	1.85%

Seven-day effective yield[1]	1.87%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Both yields reflect fee waivers which may be reduced or terminated at any time. Absent such waivers, the seven-day current yield would have been 1.66% and the seven-day effective yield would have been 1.68%.

          An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

4	CitiSM Tax Free Reserves 2005 Annual Report

to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q.      What were the most significant factors affecting the Fund’s Performance?

          What were the leading contributors to performance?

A.       As a tax-free money market fund, our primary goals are to seek tax-free current income and preservation of capital. As such, we continued to emphasize high quality securities that we believed would help us meet our investment objectives.

          Given the rising interest rate environment and our belief that the Fed would continue to raise rates, the Fund’s weighted average maturity (“WAM”) was largely neutral to that of its benchmark over the fiscal year. We believed this was a prudent approach, as it allowed us to capture higher yields when the Fed raised rates as the proceeds from the Fund’s maturing securities were reinvested into securities offering higher yields.

          What were the leading detractors from performance?

A.      Given our thorough credit and yield curve analysis, we were able to maintain a high quality, diversified portfolio over the reporting period. We did not invest in any particular securities that were detrimental to performance over the fiscal year.

Q.      Were there any significant changes made to the Fund during the reporting period?

A.      There were no significant changes to the portfolio. Throughout the fiscal year, we continued to emphasize variable rate demand notes, which are short-term tax-exempt instruments whose rates reset daily or weekly. This allowed us to capitalize on the rising interest rate environment. The Fund’s overall WAM remained neutral to the benchmark and we continued to selectively purchase individual securities that offered somewhat higher yields, yet were consistent with our goal of capital preservation.

          Thank you for your investment in CitiSM Tax Free Reserves. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Charles K. Bardes
Portfolio Manager

September 21, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

CitiSM Tax Free Reserves 2005 Annual Report	5

Fund Facts

Fund Objective

To provide its shareholders with high levels of current income which is exempt from Federal income taxes*; preservation of capital and liquidity.

Investment Manager	Distributions

Citi Fund Management Inc.	Declared daily, paid monthly

Commencement of Operations	Benchmark**

August 31, 1984	• iMoneyNet, Inc. General
Purpose Tax Free Money
Net Assets as of 8/31/05	Market Funds Average
$406.5 million
Purpose Tax Free Money
Market Funds Average

*	A portion of the income may be subject to the Federal Alternative Minimum Tax (AMT). Consult your personal tax adviser.
**	The iMoneyNet, Inc. Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.
Citi is a service mark of Citicorp.

6	CitiSM Tax Free Reserves 2005 Annual Report

Portfolio at a Glance (unaudited)

Tax Free Reserves Portfolio

Investment Breakdown

CitiSM Tax Free Reserves 2005 Annual Report	7

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs. (2) ongoing costs, including management fees; distribution/service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on March 1, 2005 and held for the six months ended August 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Citi Tax Free Reserves	0.88%	$1,000.00	$1,008.80	0.65%	$3.29

(1)	For the six months ended August 31, 2005.

(2)

Assumes reinvestment of distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers. Past performance is no guarantee of future results. In the absence of fee waivers, the total return would have been lower.

(3)

Expenses (net of voluntary fee waivers) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in the most recent fiscal half-year then divided by 365.

8	CitiSM Tax Free Reserves 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Citi Tax Free Reserves	5.00%	$1,000.00	$1,021.93	0.65%	$3.31

(1)	For the six months ended August 31, 2005.
(2)

Expenses (net of voluntary fee waivers) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in the most recent fiscal half-year then divided by 365.

CitiSM Tax Free Reserves 2005 Annual Report	9

Fund Performance (unaudited)

Total Returns

	One	Five	Ten
All Periods Ended August 31, 2005	Year	Years *	Years *

CitiSM Tax Free Reserves Class N	1.38%	1.34%	2.18%

iMoneyNet, Inc. General Purpose Tax Free Money Market Funds Average	1.34	1.27	2.15

* Average Annual Total Return

7-Day Yields(1)

Annualized Current	1.85%

Effective	1.87

(1)

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized, the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield may be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note: A money market fund’s yield more closely reflects the current earnings of the fund than does the total return.

Although money market funds seek to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Mutual fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of distributions, including return of capital, if any. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund’s returns and yields would have been lower.

Historical Performance (unaudited)

Comparison of 7-Day Yields for CitiSM Tax Free Reserves Class N vs. iMoneyNet, Inc. General Purpose Tax Free Money Market Funds Average

As illustrated, CitiSM Tax Free Reserves Class N generally provided an annualized seven-day yield comparable to that of the iMoneyNet, Inc. General Purpose Tax Free Money Market Funds Average, as published in iMoneyNet, Inc. Money Fund ReportTM, for the one-year period.

10	CitiSM Tax Free Reserves 2005 Annual Report

Statement of Assets and Liabilities (August 31, 2005)
ASSETS:
Investment in Tax Free Reserves Portfolio, at value	$407,410,287
Receivable for Fund shares sold	947,067
Prepaid expenses	21,084

Total Assets	408,378,438

LIABILITIES:
Payable for Fund shares repurchased	1,079,669
Dividends payable	528,931
Distribution/Service fee payable	88,768
Management fee payable	54,951
Transfer agent fees payable	21,300
Trustees’ fees payable	5,554
Accrued expenses	70,317

Total Liabilities	1,849,490

Total Net Assets	$406,528,948

NET ASSETS:
Par value (Note 3)	$4,066
Paid-in capital in excess of par value	406,605,949
Accumulated net realized loss on investments	(81,067)

Total Net Assets	$406,528,948

Shares Outstanding	406,610,015

Net Asset Value, Offering Price and Redemption Price Per Share	$1.00

See Notes to Financial Statements.

CitiSM Tax Free Reserves 2005 Annual Report	11

Statement of Operations (For the year ended August 31, 2005)
INVESTMENT INCOME:
Income from Tax Free Reserves Portfolio	$8,859,899
Allocated expenses (net of fee waiver) from Tax Free Reserves Portfolio	(663,974)

Total Investment Income	8,195,925

EXPENSES:
Management fee (Note 2)	1,327,155
Distribution/Service fee (Note 2)	1,105,962
Transfer agent fees	72,648
Shareholder reports	57,807
Legal fees	52,790
Custody and fund accounting fees	18,629
Audit and tax	16,000
Registration fees	11,694
Trustees’ fees	7,476
Miscellaneous expenses	29,872

Total Expenses	2,700,033
Less: Management fee waiver (Note 2)	(489,510)

Net Expenses	2,210,523

Net Investment Income	5,985,402

Net Realized Loss on Investments From Tax Free Reserves Portfolio	(44,523)

Increase in Net Assets From Operations	$5,940,879

See Notes to Financial Statements.

12	CitiSM Tax Free Reserves 2005 Annual Report

Statements of Changes in Net Assets (For the years ended August 31,)
	2005	2004

OPERATIONS:
Net investment income	$5,985,402	$2,015,706
Net realized loss	(44,523)	(16,137)

Increase in Net Assets From Operations	5,940,879	1,999,569

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(5,985,402)	(2,015,706)

Decrease in Net Assets From Distributions to Shareholders	(5,985,402)	(2,015,706)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	876,916,589	571,579,205
Reinvestment of distributions	834,975	206,853
Cost of shares repurchased	(934,993,160)	(641,937,997)

Decrease in Net Assets From Fund Share Transactions	(57,241,596)	(70,151,939)

Decrease in Net Assets	(57,286,119)	(70,168,076)

NET ASSETS:
Beginning of year	463,815,067	533,983,143

End of year	$406,528,948	$463,815,067

See Notes to Financial Statements.

CitiSM Tax Free Reserves 2005 Annual Report	13

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Class N	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Income From Operations:
Net investment income and net realized gain	0.014	0.004	0.007	0.012	0.030

Distribution From:
Net investment income and net realized gain	(0.014)	(0.004)	(0.007)	(0.012)	(0.030)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(1)	1.38%	0.41%	0.67%	1.21%	3.05%

Net Assets, End of Year (000s)	$406,529	$463,815	$533,983	$551,344	$517,969

Ratios to Average Net Assets:
Gross expenses(2)	0.84%	0.84%	0.84%	0.86%	0.97%
Net expenses(2) (3) (4)	0.65	0.65	0.65	0.65	0.65
Net investment income(2) (4)	1.35	0.41	0.65	1.19	3.00

(1)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, total return would have been lower.

(2)	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.65%.

(4)	The Fund’s Manager and the Manager of Tax Free Reserves Portfolio voluntarily waived a portion of their fees. Such waivers are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

14	CitiSM Tax Free Reserves 2005 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Citi Tax Free Reserves (the “Fund”) is a separate non-diversified series of CitiFunds Trust III (the “Trust”) a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund invests all of its investable assets in Tax Free Reserves Portfolio (the “Portfolio”), a management investment company for which Citi Fund Management Inc. (the “Manager”) serves as Investment Manager. The value of such investment reflects the Fund’s proportionate interest (approximately 18.0% at August 31, 2005) in the net assets of the Portfolio. Citigroup Global Markets Inc. (“CGM”) is the Fund’s Distributor. Citicorp Trust Bank, fsb, (“CTB”), a subsidiary of Citigroup, acts as the Fund’s transfer agent.

          The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment valuation. Valuation of the securities by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

          (b) Investment Income. The Fund earns income, net of Portfolio expenses, daily on its investments in the Portfolio.

          (c) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against, and reduces the amount of, the Fund’s investment in the Portfolio.

          (d) Method of Allocation. All the net investment income and realized and gain (loss) of the Portfolio are allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio, at the time of such determination.

          (e) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day, as of 12:00 noon Eastern Time, to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

CitiSM Tax Free Reserves 2005 Annual Report	15

Notes to Financial Statements (continued)

          (f ) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

          (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the year ended August 31, 2005, the Fund had no reclassifications.

2. Management Agreement and Other Transactions with Affiliates

The management fees are computed at an annual amount of 0.30% of the Fund’s average daily net assets. The management fees paid to the Manager amounted to $1,327,155, of which $489,510 was voluntarily waived for the year ended August 31, 2005. The Manager serves as the Manager for the Portfolio, and receives management fees, before any waivers, at an annual rate of 0.20% of the Portfolio’s average daily net assets. Such waivers are voluntary and may be terminated at any time at the discretion of the Manager.

          Effective October 1, 2005, the Fund’s investment management fee, which is calculated daily and payable monthly, will be reduced from 0.30% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Fund’s Fee Rate Average Daily Net Assets	Investment Management Fee Rate

First $1 billion	0.300%

Next $1 billion	0.275

Next $3 billion	0.250

Next $5 billion	0.225

Over $10 billion	0.200

          In addition, effective October 1, 2005, the Portfolio’s management fee will be reduced to 0.15% of the Portfolio’s average daily net assets.

          The Fund adopted a Distribution/Service Plan pursuant to Rule 12b-1 under the 1940 Act. The Service Plan allows the Fund to pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets. The Service fees paid amounted to $1,105,962 for the year ended August 31, 2005. These fees may be used to make payments to the Distributor and to Service Agents or others as compensation for the sale of Fund shares or for advertising, marketing or other promotional activity, and for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund may also make payments to the Distributor and others for providing personal service or the maintenance of shareholder accounts.

          The Trust pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the

16	CitiSM Tax Free Reserves 2005 Annual Report

Notes to Financial Statements (continued)

Manager or its affiliates. Certain of the officers and a Trustee of the Trust are officers and a director of the Manager or its affiliates.

          The Trustees of the Fund have adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Three former Trustees are currently receiving payments under the Plan. In addition, two other former Trustees received a lump sum payment under the Plan. The Fund’s allocable share of the liability at August 31, 2005 was $4,845.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share).

          Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, are equal to the dollar amounts shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date Payable Date	Class N

Daily
9/30/2005	$0.0016

          The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2005	2004

Tax-Exempt Income	$5,985,402	$2,015,706

          As of August 31, 2005 there were no significant differences between the book and tax components of net assets.

CitiSM Tax Free Reserves 2005 Annual Report	17

Notes to Financial Statements (continued)

          As of August 31, 2005, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount

8/31/2011	$(5,702)
8/31/2012	(14,898)
8/31/2013	(60,107)

Total net capital loss carryforward	$(80,707)

          This amount will be available to offset like amounts of any future taxable gains.

5. Regulatory Matters and Related Litigation

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

          The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less cer-

18	CitiSM Tax Free Reserves 2005 Annual Report

Notes to Financial Statements (continued)

tain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

          The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

          At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

          The Fund did not implement the contractual arrangement described above and will not receive any payments.

          Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

6. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (‘‘Legg Mason’’).

          As part of this transaction, Citi Fund Management Inc. (the ‘‘Manager’’), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

          The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

CitiSM Tax Free Reserves 2005 Annual Report	19

Notes to Financial Statements (continued)

          Under the 1940 Act, consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement with the manager. Therefore, the Fund’s Board has approved a new investment management agreement between the Fund and the manager to become effective upon the closing of the sale to Legg Mason. The new investment management agreement contract has been presented to the shareholders of the Fund for their approval.

7. Subsequent Event

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Citi Fund Management Inc. (“CFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

          On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed CFM that the staff is considering recommending that the Commission institute administrative proceedings against CFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from CFM.

          Although there can be no assurance, CFM believes that this matter is not likely to have a material adverse effect on the Fund or CFM’s ability to perform investment advisory services relating to the Fund.

          The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

20	CitiSM Tax Free Reserves 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Citi Tax Free Reserves:

We have audited the accompanying statement of assets and liabilities of Citi Tax Free Reserves of CitiFunds Trust III, as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Tax Free Reserves of CitiFunds Trust III, as of August 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 21, 2005

CitiSM Tax Free Reserves 2005 Annual Report	21

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Citi Tax Free Reserves (the “Fund”), a series of CitiFunds Trust III, including the Fund’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor, as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The Board noted that the Fund invests all of its assets in Tax Free Reserves Portfolio, a so-called Master Fund (the “Master Fund”), whose investment objectives and policies are the same as those of the Fund (this investment structure is commonly referred to as a master-feeder structure). The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

           The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Master Fund. The Board also considered the degree to

22	CitiSM Tax Free Reserves 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

          The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

          The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

          The information comparing the Fund’s performance to that of its Performance Universe, consisting of all other retail funds classified as “tax-exempt money market funds” by Lipper, showed, among other data, that the Fund’s performance for the 1- and 10-year periods ended March 31, 2005 was within the median range while the performance for the 3- and 5-year periods ended March 31, 2005 was better than the median. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice.

          Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The expense comparisons compared the Fund to funds similar in size to the Master Fund, and the Board noted that the Fund’s assets represent a small portion of the Master Fund’s assets. The Board also noted that the Fund’s expense information reflected both management fees and total expenses payable by the Fund as well

CitiSM Tax Free Reserves 2005 Annual Report	23

Board Approval of Management Agreement (unaudited) (continued)

as management fees and total expenses payable by the Master Fund. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

          Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

          The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail no-load funds (including the Fund) classified as “tax-exempt money market funds” and chosen to be comparable to the Fund by Lipper, showed that the Contractual Management Fee was higher than the median of its Expense Group while the Actual Management Fee, which reflects a fee waiver, was better than the median of its Expense Group. The Fund’s actual total expense ratio was below the median of its Expense Group. The Board took into account that the Manager had agreed to reduce the Contractual Management Fee, at the Master Fund level, and to institute fee breakpoints, effective October 1, 2005, which would result in a reduction in the Fund’s overall effective Contractual Management Fee rate. The Board noted that the Manager also had agreed to continue its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than both the current and proposed contractual rates.

          Taking all of the above into consideration, the Board determined that the Management Fee payable by the Fund was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund.

24	CitiSM Tax Free Reserves 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow.

         The Board noted that the Manager had agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing economies of scale or other efficiencies that might accrue from increases in the Fund’s assets levels. The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board also noted that as the Fund’s assets increase over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board determined that the management fee structure, including the proposed breakpoints, was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

           In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

          In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

          No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the proposed continuance of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present

CitiSM Tax Free Reserves 2005 Annual Report	25

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Citi Tax Free Reserves (the “Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling 1-800-451-2010.

		Term of		Number of
		Office* and	Principal	Portfolios In	Other Board
	Position(s)	Length	Occupation(s)	Fund Complex	Memberships
Name, Address	Held with	of Time	During Past	Overseen by	Held by
and Birth Year	Fund	Served	Five Years	Trustee	Trustee

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken (“CAM”) 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Executive Vice President and Chief Operations Officer, DigiGym Systems (on-line personal training systems) (since 2001); Consultant, Catalyst (consulting) (since 1984); Chief Executive Officer, Motocity USA (motorsport racing) (since 2004)	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Donald M. Carlton c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International LLC (engineering) (from 1996 to 1998); Member of the Management Committee, Signature Science (research and development) (since 2000)	32

Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); former Director, Valero Energy (petroleum refining) (from 1999 to 2003)

26	CitiSM Tax Free Reserves 2005 Annual Report

Additional Information (unaudited) (continued)

		Term of		Number of
		Office* and	Principal	Portfolios In	Other Board
	Position(s)	Length	Occupation(s)	Fund Complex	Memberships
Name, Address	Held with	of Time	During Past	Overseen by	Held by
and Birth Year	Fund	Served	Five Years	Trustee	Trustee

Non-Interested Trustees:
A. Benton Cocanougher c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former Special Advisor to the President, Texas A&M University (from 2002 to 2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001)	32	None
Mark T. Finn c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001

Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment advisory and consulting firm) (since 1988); former Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (from 1988 to 2001); former General Partner and Shareholder, Greenwich Ventures, LLC (investment partnership) (from 1996 to 2001); former President, Secretary, and Owner, Phoenix Trading Co. (commodity trading advisory firm) (from 1997 to 2000)

				37	Former President and Director, Delta Financial, Inc. (investment advisory firm) (from 1983 to 1999)

CitiSM Tax Free Reserves 2005 Annual Report	27

Additional Information (unaudited) (continued)

		Term of		Number of
		Office* and	Principal	Portfolios In	Other Board
	Position(s)	Length	Occupation(s)	Fund Complex	Memberships
Name, Address	Held with	of Time	During Past	Overseen by	Held by
and Birth Year	Fund	Served	Five Years	Trustee	Trustee

Non-Interested Trustees:
Stephen Randolph Gross c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); former Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); former Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); former Partner, Capital Investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); former Secretary, Carint N.A. (manufacturing) (from 1998 to 2002)	37

Director, Andersen Calhoun (assisted living) (since 1987); former Director, Yu Save, Inc. (internet company) (from 1998 to 2000); former Director, Hotpalm.com, Inc. (wireless applications) (from 1998 to 2000); former Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); former Director, ebank.com. Inc. (from 1997 to 2004)

Diana R. Harrington c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1993)	37	None
Susan B. Kerley c/o R. Jay Gerken CAM 399 Park Avenue New York, NY10022 Birth Year: 1951	Trustee	Since 1992	Consultant, Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) currently supervises 16 investment companies in the fund complex)
Alan G. Merten c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996)	32	Director, Xybernaut Corporation (information technology) (since 2004); Director, Digital Net Holdings, Inc. (since 2003); Director, Comshare, Inc. (information technology) (from 1985 to 2003)
R. Richardson Petit c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Professor of Finance Universityh of Houston (from 1977 to 2002); independent consultant (since 1984).	32	None

28	CitiSM Tax Free Reserves 2005 Annual Report

Additional Information (unaudited) (continued)

		Term of		Number of
		Office* and	Principal	Portfolios In	Other Board
	Position(s)	Length	Occupation(s)	Fund Complex	Memberships
Name, Address	Held with	of Time	During Past	Overseen by	Held by
and Birth Year	Fund	Served	Five Years	Trustee	Trustee

Interested Trustee:
R. Jay Gerken, CFA** CAM 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President, and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets (“CGM”) (since 1996); Chairman, President, and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	171	N/A

Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)

				N/A	N/A

Frances M. Guggino CAM 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer Controller	Since 2004 2002- 2004	Director of CGM Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

CitiSM Tax Free Reserves 2005 Annual Report	29

Additional Information (unaudited) (continued)

		Term of		Number of
		Office* and	Principal	Portfolios In	Other Board
	Position(s)	Length	Occupation(s)	Fund Complex	Memberships
Name, Address	Held with	of Time	During Past	Overseen by	Held by
and Birth Year	Fund	Served	Five Years	Trustee	Trustee

Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004

Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Chief Compliance Officer, SBFM and CFM; Formerly Chief Compliance Officer of TIA (from 2002 to 2005)

				N/A	N/A
Wendy S. Setnicka CAM 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM (since 2003); Controller of certain mutual funds associated with Citigroup; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (from 1998 to 2002)	N/A	N/A
Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of the Manager and certain of its affiliates.

30	CitiSM Tax Free Reserves 2005 Annual Report

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended August 31, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.

          Please retain this information for your records.

CitiSM Tax Free Reserves 2005 Annual Report	31

Schedule of Investments (August 31, 2005)
TAX FREE RESERVES PORTFOLIO

Face Amount	Rating‡	Security	Value

Alabama - 0.4%
$10,000,000	A-1+	Stevenson, AL, Industrial Development Board Environmental Improvement Revenue, Refunding-Mead Corp. Project, Series A, LOC-JPMorgan Chase Bank, 2.450%, 9/7/05 (a)(b)	$10,000,000

Alaska - 0.4%
8,735,000	NR	Alaska State Housing Finance Corp., Certificates, Series 1999-BB, 2.640%, 9/1/05 (a)	8,735,000

Arizona - 2.8%
9,000,000	A-1+	Arizona Health Facilities Authority Revenue, Refunding Banner Health, Series C, FGIC-Insured, 2.310%, 9/7/05 (a)	9,000,000
15,000,000	A-1+	Phoenix Arizona Civic Improvement Corp. Wastewater System Revnue, Refunding Senior Lien, Series A, MBIA-Insured, 2.370%, 9/7/05 (a)	15,000,000
15,910,000	A-1	Pine Ridge Village/Campus Heights LLC Arizona Revenue, Northern Arizona University Projects, FGIC-Insured, 2.370%, 9/7/05 (a)	15,910,000
23,000,000	A-1+	Salt River PimA-Maricopa Indian Community Arizona, LOC-Bank of America NA, 2.500%, 9/1/05 (a)	23,000,000

		Total Arizona	62,910,000

California – 5.3%
9,100,000	A-1+	California HFA Revenue, Series A, SPA-Dexia Credit Local, 2.380%, 9/7/05 (a)(b)	9,100,000
10,000,000	A-1+	California Infrastructure & Economic Development Bank Revenue, J Paul Getty Trust, Series B, 2.250%, 2/2/06 (a)	10,000,000
		California State GO:
3,000,000	F-1+(c)	PA-1274, MBIA-Insured, 2.510%, 9/1/05 (a)	3,000,000
21,670,000	NR	TECP, BPA-Bank of Nova Scotia, KBC Bank, Lloyds Bank, Royal Bank of Scotland, Societe Generale, National Australia Bank, 2.630%, 10/6/05	21,670,000
		California Statewide Communities Development Authority:
8,640,000	A-1+	Multi-Family Revenue Olympus Park Apartments, Series Y, LIQ FAC-Fannie Mae, 2.490%, 9/1/05 (a)(b)	8,640,000
11,000,000	VMIG 1(d)	Multi-Family Revenue, Refunding, Housing, IAC Project, Series W-3, LOC-Wells Fargo Bank NW NA, 2.350%, 9/7/05 (a)	11,000,000
2,895,000	F-1+(c)	Los Angeles, CA, Union School District, PA 1117, FSA-Insured, 2.510%, 9/1/05 (a)	2,895,000
3,765,000	A-1+	Metropolitan Water District of Southern California, Series C-2, SPA-Dexia Credit Local, 2.400%, 9/1/05 (a)	3,765,000
4,100,000	VMIG 1(d)	Oakland, CA, GO, Series 756, FGIC-Insured, 2.470%, 9/1/05 (a)	4,100,000
9,555,000	A-1	Palomar Pomerado Health, Floats, PT-2995, AMBAC-Insured, Credit Enhanced by Merrill Lynch Capital Services, 2.510%, 9/1/05 (a)	9,555,000
1,980,000	F-1+(c)	Poway, CA, University School District GO, PT-1889, MBIA-Insured, 2.510%, 9/1/05 (a)	1,980,000

See Notes to Financial Statements.

32	Tax Free Reserves Portfolio 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

California – 5.3% (continued)
$1,305,000	F-1+(c)	San Francisco, CA, City & County Redevelopment Agency Lease Revenue, PT-2249, AMBAC-Insured, 2.510%, 9/1/05 (a)	$1,305,000
18,400,000	A-1+	Santa Clara Valley Transportation Authority, Sales Tax Revenue, Refunding, Series C, AMBAC-Insured, 2.410%, 9/1/05 (a)	18,400,000
3,100,000	A-1	University California Revenue, PA-529, MBIA-Insured, 2.510%, 9/1/05 (a)	3,100,000
11,365,000	A-1+	William S Hart California Union High School District COP, School Facility Bridge Funding Program, FSA-Insured, 2.450%, 9/1/05 (a)	11,365,000

		Total California	119,875,000

Colorado - 0.2%
4,720,000	F-1+(c)	Arapahoe County, CO, Water & Wastewater GO, PT-2714, MBIA-Insured, 2.530%, 9/1/05 (a)	4,720,000

Connecticut – 0.6%
3,240,000	F-1+(c)	Connecticut State GO, PT 1588, FSA-Insured, 2.500%, 9/1/05 (a)	3,240,000
10,780,000	F-1+(c)	State of Connecticut, P-Floats PT 2223, MBIA-Insured, 2.500%, 9/1/05 (a)	10,780,000

		Total Connecticut	14,020,000

Delaware - 0.0%
570,000	A-1	Delaware State Economic Development Authority Revenue, Hospital Billing Collection, Series C, AMBAC-Insured, 2.320%, 9/7/05 (a)	570,000

District of Columbia - 1.4%
		District of Columbia Revenue:
2,610,000	A-1+	American Psychological Association, LOC-Bank of America NA, 2.550%, 9/1/05 (a)	2,610,000
19,000,000	VMIG 1(d)	Georgetown Day School Issue, LOC-Suntrust Bank, 2.360%, 9/7/05 (a)	19,000,000
10,000,000	VMIG 1(d)	Sidwell Friends School, 2.360%, 9/7/05 (a)	10,000,000

		Total District of Columbia	31,610,000

Florida - 2.9%
1,995,000	VMIG 1(d)	Alachua County Health Facilities Authority, Oak Hammock University Project, Series A, BNP Paribas, 2.320%, 9/1/05 (a)	1,995,000
8,925,000	A-1+	Capital Trust Agency, FL, Aero Miami Fx Project Air Cargo, 2.550%, 9/1/05 (a)(b)	8,925,000
2,340,000	VMIG 1(d)	Collier County, FL, School Board COP, PT-1493, FSA-Insured, 2.520%, 9/1/05 (a)	2,340,000

8,140,000	F-1+(c)	Florida State Board of Education, Lottery Revenue, P-Floats, Series PT-2036, MBIA-Insured, SPA-Merrill Lynch Capital Services, Guarantee Agreement-Merrill Lynch & Co., 2.520%, 9/1/05 (a)	8,140,000
7,000,000	VMIG 1(d)	Hillsborough County, FL, School Board COP, Series E, 2.640%, 9/1/05 (a)	7,000,000
3,500,000	VMIG 1(d)	Jacksonville Housing Finance Authority, Housing, Brookwood Forest Apartments, LOC-JP Morgan Chase Bank, 2.400%, 9/7/05 (a)	3,500,000
6,700,000	VMIG 1(d)	Manatee County, FL, Housing Finance Authority Multi Family Revenue, Housing Village at Cortez Apartments, Series A, LOC-Bank of America NA, 2.550%, 9/1/05 (a)(b)	6,700,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2005 Annual Report	33

Schedule of Investments (August 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

Florida - 2.9% (continued)
$13,700,000	A-1+	Orlando & Orange County, FL, Expressway Authority Revenue, Sub-Series B-2, AMBAC-Insured, SPA-Wachovia Bank NA, 2.490%, 9/1/05 (a)	$13,700,000
13,095,000	VMIG 1(d)	Tampa, FL, Occupational License Tax, Refunding, Series C, FGIC-Insured, SPA-FGIC-SPI, 2.320%, 9/7/05 (a)	13,095,000

		Total Florida	65,395,000

Georgia - 8.3%
		Atlanta, GA, Airport Revenue, Refunding-General Series:
7,500,000	A-1+	RF-B-3, MBIA-Insured, 2.500%, 9/1/05 (a)	7,500,000
15,000,000	A-1+	RF-C-1, MBIA-Insured, 2.500%, 9/1/05 (a)	15,000,000
13,800,000	A-1+	RF-C-3, MBIA-Insured, 2.490%, 9/1/05 (a)	13,800,000
6,000,000	A-1+	Atlanta, GA, Water & Wastewater Revenue, MBIA-Insured, 2.410%, 9/7/05 (a)	6,000,000
5,000,000	VMIG 1(d)	Forsyth County, GA, Development Authority Revenue, Pinecrest Academy, Inc. Project, LOC-Suntrust Bank, 2.490%, 9/7/05 (a)	5,000,000
		Fulton County, GA, Development Authority Revenue:
18,000,000	VMIG 1(d)	Shepherd Center Inc. Project, 2.360%, 9/7/05 (a)	18,000,000
10,000,000	VMIG 1(d)	Westminster Schools Inc. Project, LOC-Suntrust Bank, 2.360%, 9/7/05 (a)	10,000,000
2,000,000	NR	Woodward Academy Inc. Project, 2.490%, 9/7/05 (a)	2,000,000
12,470,000	VMIG 1(d)	Woodward Academy, Inc. Project, LOC-Suntrust Bank, 2.360%, 9/7/05 (a)	12,470,000
		Gwinnett County, GA:
10,000,000	VMIG 1(d)	Development Authority Revenue, Greater Atlanta Christian School, LOC-Suntrust Bank, 2.360%, 9/7/05 (a)	10,000,000
10,000,000	A-1+	Hospital Authority Revenue, Anticipation Certificate, Gwinnett Hospital System Inc. Project, 2.360%, 9/7/05 (a)	10,000,000
2,920,000	VMIG 1(d)	Liberty County, GA, Industrial Authority, Refunding, Millennium Realty Project, LOC-SunTrust Bank, 2.460%, 9/7/05 (a)	2,920,000
25,005,000	A-1+	Metropolitan Atlanta Rapid Transit Authority Georgia Sales Tax Revenue, Series B, LOC-Bayerische Landesbank, LOC-West-deutsche Landesbank, 2.320%, 9/7/05 (a)	25,005,000
50,000,000	A-1+	Private Colleges & Universities Authority, Georgia Revenue, Emory University, Series B-3, 2.480%, 9/1/05 (a)	50,000,000

		Total Georgia	187,695,000

Idaho - 0.4%
8,650,000	VMIG 1(d)	Idaho Housing & Finance Association Single Mortgage Revenue, Series B, Class I, SPA-Lloyds TSB Bank PLC, 2.830%, 2/1/06 (a)(b)	8,650,000

Illinois - 7.6%
		ABN-Amro Munitops Certificates Trust:
6,000,000	VMIG 1(d)	1998-2003, FGIC-Insured, 2.420%, 9/7/05 (a)	6,000,000
15,000,000	VMIG 1(d)	2002-2004, FSA-Insured, 2.410%, 9/7/05 (a)	15,000,000
29,996,000	VMIG 1(d)	Chicago, IL, GO, Certificates, Series ZC-1, FGIC-Insured, 2.740%, 9/1/05 (a)	29,996,000
12,000,000	A-1+	Chicago, IL, Multifamily Housing Revenue, Central Station Project, Series A, LIQ FAC-Fannie Mae, 2.540%, 9/1/05 (a)	12,000,000

See Notes to Financial Statements.

34	Tax Free Reserves Portfolio 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

Illinois - 7.6% (continued)
		Chicago, IL, Ohare International Airport Revenue:
$17,150,000	A-1	PT-1002, 2.570%, 9/1/05 (a)(b)	$17,150,000
1,330,000	F-1+(c)	PT-98, 2.570%, 9/1/05 (a)(b)	1,330,000
9,535,000	A-1	Du Page County, IL, Revenue, Benet Academy Capital Building Project, LOC-Lasalle Bank NA, 2.510%, 9/1/05 (a)	9,535,000
		Illinois Finance Authority:
15,000,000	A-1+	North Park University Project, LOC-JP Morgan Chase Bank, 2.400%, 9/7/05 (a)	15,000,000
10,000,000	A-1+	Revenue, Northwestern University, Subseries B, 2.360%, 9/7/05 (a)	10,000,000
		Illinois Health Facilities Authority:
13,900,000	A-1+	Silver Cross Hospital And Medical, Class A, LOC-Fifth Third Bank, 2.350%, 9/7/05 (a)	13,900,000
2,000,000	A-1	Swedish Covenant Hospital, Series B, LOC-LaSalle Bank, 2.360%, 9/7/05 (a)	2,000,000
		Illinois Housing Development Authority Revenue:
1,000,000	A-1+	Danbury Court Apartment-Phase II-B, LOC-Federal Home Loan Bank, 2.570%, 9/1/05 (a)	1,000,000
7,000,000	A-1+	Homeowner Mortgage, Series C-3, SPA, Federal Home Loan Bank, 2.550%, 9/7/05 (a)	7,000,000
10,315,000	A-1	Illinois State GO, Series 534, FGIC-Insured, 2.520%, 9/1/05 (a)	10,315,000
5,895,000	F-1+(c)	Northern Illinios University, P-Floats, PT-2640, FGIC-Insured, Credit Enhanced by Merrill Lynch Capital Services, 2.530%, 9/1/05 (a)	5,895,000
3,500,000	A-1	Upper Illinois River Valley Development Authority Industrial Development Revenue, Streator Industrial Handling Project, LOC-Lasalle Bank NA, 2.570%, 9/1/05 (a)	3,500,000
12,995,000	F-1+(c)	Will County, IL, Forest Preservation District, P-Floats, PT-2907, MBIA-Insured, SPA-Merrill Lynch Capital Services, 2.530%, 9/1/05 (a)	12,995,000

		Total Illinois	172,616,000

Indiana - 1.0%
22,000,000	A-1+	Indiana State Development Finance Authority, PSI Energy, Inc. Project, Series A, 2.400%, 9/7/05 (a)(b)	22,000,000

Kansas - 0.3%
5,880,000	A-1+	Kansas State Department of Transportation, KS, Transportation Highway Revenue, Series C-1, 1.310%, 9/1/05 (a)	5,880,000

Kentucky - 0.5%
11,330,000	A-1+	Kentucky Housing Corp. Housing Revenue, Series B, SPA-BNP Paribas, 2.400%, 9/7/05 (a)(b)	11,330,000

Louisiana - 0.7%
3,400,000	P-1(d)	Calcasieu Parish, Inc. Louisiana Industrial Development Board Revenue, Refunding-Hydroserve Westlake, LOC-Chase Manhattan Bank, 2.470%, 9/7/05 (a)(b)	3,400,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2005 Annual Report	35

Schedule of Investments (August 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

Louisiana - 0.7% (continued)
$6,250,000	A-1	Louisiana Public Facilities Authority Revenue, Air Products & Chemicals Project, 2.430%, 9/7/05 (a)	$6,250,000
6,000,000	NR	Plaquemines, LA, Port Harbor & Terminal District Port Facilities Revenue, Chevron Pipe Line Co., 1.600%, 9/1/05 (a)	6,000,000

		Total Louisiana	15,650,000

Maine - 0.3%
2,250,000	A-1	Maine Health & Higher Educational Facilities Authority Revenue, Series B, AMBAC-Insured, 2.350%, 9/7/05 (a)	2,250,000
5,540,000	A-1+	Maine State Housing Authority Mortgage Purchase, Series 170z, LIQ FAC-JPMorgan Chase & Co., 2.560%, 9/1/05 (a)	5,540,000

		Total Maine	7,790,000

Maryland - 0.4%
10,000,000	VMIG 1(d)	Maryland State Community Development Administration Department of Housing & Community Development, Residential Series I, SPA-Lloyds TSB Bank PLC, 2.490%, 9/1/05 (a)(b)	10,000,000

Massachusetts - 4.9%
12,663,000	MIG 1(d)	Andover, MA, BAN, 3.500%, 12/9/05	12,690,339
9,400,000	A-1+	Massachusetts HEFA Revenue, Williams College I Remarket, 2.440%, 9/1/05 (a)	9,400,000
		Massachusetts State DFA:
10,000,000	A-1	Brooksby Village, Inc. Project, 2.480%, 9/1/05 (a)	10,000,000
8,000,000	VMIG 1(d)	MFH, Housing-Archstone Readstone, Series A, 2.400%, 9/7/05 (a)	8,000,000
		Massachusetts State GO:
4,680,000	A-1	PT 2226, MBIA-Insured, 2.510%, 9/1/05 (a)	4,680,000
21,000,000	A-1+	Series 302, MBIA-Insured, 2.510%, 9/1/05 (a)	21,000,000
6,445,000	A-1	Series 340, MBIA-Insured, 2.510%, 9/1/05 (a)	6,445,000
		Massachusetts State HEFA:
25,000,000	A-1+	Harvard University, Series B, 2.300%, 9/1/05 (a)	25,000,000
2,200,000	A-1+	Revenue, Refunding, Harvard University Project, Series R, 2.300%, 9/1/05 (a)	2,200,000
1,810,000	A-1+	Massachusetts State Industrial Finance Agency Revenue, Goddard House, Series 1995, LOC-Fleet Bank, 2.530%, 9/1/05 (a)	1,810,000
8,600,000	A-1	Massachusetts State Water Reserves, PT-2175, MBIA-Insured,2.510%, 9/1/05 (a)	8,600,000
1,400,000	F-1+(c)	University of Massachusetts Building Authority Facilities Revenue, PT 2242, MBIA-Insured, 2.510%, 9/1/05 (a)	1,400,000

		Total Massachusetts	111,225,339

Michigan - 4.6%
1,745,000	A-1+	Detroit, MI,City School District GO, Series 388, FGIC-Insured, 2.530%, 9/1/05 (a)	1,745,000
7,485,000	A-1	Ecorse, MI, Public School District, P Floats Pt-2680, FSA/Q-BSLF-Insured, Credit Enhanced by Merrill Lynch Capital Services, 2.520%, 9/1/05 (a)	7,485,000

See Notes to Financial Statements.

36	Tax Free Reserves Portfolio 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

Michigan - 4.6% (continued)
$12,500,000	SP-1+	Michigan Municipal Bond Authority Revenue, Detroit School District, Series A, 3.750%, 3/21/06	$12,580,483
		Michigan State:
14,000,000	A-1+	Grant Anticipation Notes, Series D, FSA-Insured, 2.360%, 9/7/05 (a)	14,000,000
10,000,000	SP1-+	Series A, 3.500%, 9/30/05	10,008,200
6,920,000	F-1+(c)	Michigan State Building Authority, P-Floats PT-2807, AMBAC-Insured, SPA-Merrill Lynch Capital Services, 2.520%, 9/1/05 (a)	6,920,000
16,500,000	A-1+	Michigan State Hospital Finance Authority, MI, Ascension B-1, 2.310%, 9/7/05 (a)	16,500,000
27,550,000	A-1+	University of Michigan, Hospital, Series B, 2.490%, 9/1/05 (a)	27,550,000
7,140,000	A-1+	University of Michigan, University Revenues, Medical Services Plan, Series A, 2.320%, 9/7/05 (a)	7,140,000

		Total Michigan	103,928,683

Minnesota - 1.7%
17,000,000	A-1+	Minneapolis City, MN, Health Care System Revenue, Refunding Fairview Health Services, Series B, AMBAC-Insured, 2.350%, 9/7/05 (a)	17,000,000
15,505,000	VMIG 1(d)	Minnesota HEFA Revenue, MN, Carleton College, Series Six D, SPA-Wells Fargo Bank, 2.420%, 9/1/05 (a)	15,505,000
5,000,000	VMIG 1(d)	Minnetonka, MN, Multifamily Housing Revenue, Refunding-Minnetonka Hills Apartments, LIQ FAC-Fannie Mae, 2.490%, 9/1/05 (a)	5,000,000

		Total Minnesota	37,505,000

Montana - 0.6%
3,700,000	A-1+	Montana Facility Finance Authority Revenue, Sisters Charity Health System, 2.380%, 9/7/05 (a)	3,700,000
9,250,000	VMIG 1(d)	Montana State Board, Municipal Finance Consolidated Intercap, 2.600%, 3/1/29 (a)	9,250,000

		Total Montana	12,950,000

Nebraska - 1.0%
8,400,000	NR	Nebraska Public Power District, Series A, 2.500%, 10/6/05 (a)	8,400,000
		Omaha Public Power District:
10,000,000	NR	2.500%, 10/6/05	10,000,000
5,000,000	NR	2.700%, 10/12/05	5,000,000

		Total Nebraska	23,400,000

Nevada - 0.6%
3,400,000	NR	Clark County, NV, 2.700%, 11/17/05	3,400,000
10,000,000	VMIG 1(d)	Nevada Municipal Bond Bank, Munitop, MBIA-Insured, PART, 2.400%, 9/7/05 (a)	10,000,000

		Total Nevada	13,400,000

New Hampshire - 0.8%
16,900,000	MIG 1(d)	Rockingham County, NH, TAN, 4.000%, 12/30/05	16,979,618

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2005 Annual Report	37

Schedule of Investments (August 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

New Jersey - 2.7%
$7,640,000	SP-1+	Jersey City, NJ, GO, Promissory Notes, Series A, 3.250%, 2/24/06	$7,668,740
1,080,000	F-1+(c)	Lacey Municipal Utilities Authority New Jersey Water Revenue, PT-865, FGIC-Insured, 2.520%, 9/1/05 (a)	1,080,000
6,035,000	F-1+(c)	Moorestown Township, NJ School District, P-Floats PT-2777, MBIA-Insured, SPA-Merrill Lynch Capital Services, 2.520%, 9/1/05 (a)	6,035,000
		New Jersey Health Care Facilities Financing Authority Revenue:
1,595,000	F-1+(c)	PA-1106, MBIA-Insured, 2.520%, 9/1/05 (a)	1,595,000
5,000,000	F-1+(c)	Series 961, FGIC-Insured, 2.510%, 9/1/05 (a)	5,000,000
25,275,000	A-1+	New Jersey State, Refunding C-1, West Building Bond Purchase Agreement, FSA-Insured, 2.320%, 9/7/05 (a)	25,275,000
4,968,500	F-1+(c)	New Jersey Transportation Trust Fund Authority, Floaters, Series 941D, FSA-CR-Insured, Credit Enhanced by Morgan Stanley, 2.510%, 9/1/05 (a)	4,968,500
9,340,000	MIG 1(d)	Trenton, NJ, GO, BAN, 3.250%, 12/16/05	9,365,171

		Total New Jersey	60,987,411

New Mexico - 1.1%
25,000,000	MIG 1(d)	Bernalillo County, NM, TRAN, 3.500%, 12/13/05	25,095,997

New York - 8.6%
32,100,000	NR	Long Island Power Authority of New York, Electric System Revenue, 2.500%, 9/22/05 (a)	32,100,000
		Metropolitan Transportation Authority of New York Revenue:
29,100,000	A-1+	Dedicated Tax, Series B, FSA-Insured, 2.450%, 9/1/05 (a)	29,100,000
12,000,000	NR	LOC-ABN-Amro Bank N.V. TECP, 2.400%, 9/1/05	12,000,000
1,525,000	A-1+	New York City Housing Development Corp. Multifamily Rent Housing Revenue, 100 Jane Street Development, Series A, FNMA-Insured, 2.380%, 9/7/05 (a)(b)	1,525,000
4,765,000	A-1+	New York City, NY, Subordinated Series A-9, LOC-JPMorgan Chase Bank, 2.410%, 9/7/05 (a)	4,765,000
		New York City, NY, HDC:
10,000,000	A-1+	Lyric Development Series A, FNMA-Collateralized, 2.380%, 9/7/05 (a)(b)	10,000,000
18,750,000	A-1+	Related Monterey, Series A, FNMA-Collateralized, 2.330%, 9/7/05 (a)	18,750,000
		New York City, NY, Housing Development Corp.:
11,400,000	A-1	MFH Revenue, Peter Cintron Apartments, Series C, LOC-KeyBank NA, 2.380%, 9/7/05 (a)(b)	11,400,000
		Multifamily Revenue:
5,000,000	A-1+	Morris Avenue Apartments, Series A, HSBC Bank USA, 2.370%, 9/7/05 (a)(b)	5,000,000
5,000,000	A-1+	West 48th Street Development, Series A, Credit Enhanced by Federal National Mortgage Association, 2.380%, 9/7/05 (a)(b)	5,000,000
3,535,000	A-1+	New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series F, Subordinated Series F-1, SPA-Dexia Credit Local, 2.440%, 9/1/05 (a)	3,535,000

See Notes to Financial Statements.

38	Tax Free Reserves Portfolio 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

New York - 8.6% (continued)
$1,000,000	F-1+(c)	New York City, NY, Tansitional Finance Authority, PT-1839, MBIA-Insured, 2.520%, 9/1/05 (a)	$1,000,000
		New York City, NY, Transitional Finance Authority:
6,355,000	A-1+	NYC Recovery, Series 1, Subordinated Series 1E, Credit Enhanced by Bayerische Landesbanken, 2.310%, 9/7/05 (a)	6,355,000
9,600,000	A-1+	Subordinated Series 2-D, LIQ-Lloyds TSB Bank, 2.300%, 9/7/05 (a)	9,600,000
1,000,000	A-1	New York State Dormitory Authority Revenue, PA 784 R, MBIA-Insured, 2.520%, 9/1/05 (a)	1,000,000
5,100,000	VMIG 1(d)	New York State HFA Revenue, Avalon Chrystie Place I, Series A, LOC-Fleet National Bank, 2.380%, 9/7/05 (a)	5,100,000
5,100,000	VMIG 1(d)	New York State Housing Finance Agency Revenue, East 39th Street Housing, Series A, Remarketed 11/1/01, Credit Enhanced by Federal National Mortgage Association, 2.400%, 9/7/05 (a)(b)	5,100,000
2,000,000	A-1+	New York State Local Government Assistance Corp., Series B, LOC-Bank of Nova Scotia, 2.280%, 9/7/05 (a)	2,000,000
1,495,000	F-1+(c)	New York State Throughway Authority State Personal Income Tax Revenue, PT-1922, MBIA-Insured, 2.520%, 9/1/05 (a)	1,495,000
		New York State Urban Development Corp.:
10,895,000	F-1+(c)	P Floats, Pt-2801, FSA-Insured, SPA-Merrill Lynch Capital Services, 2.520%, 9/1/05 (a)	10,895,000
1,260,000	A-1	Revenue, PT-1669, FGIC-Insured, 2.520%, 9/1/05 (a)	1,260,000
		Triborough Bridge & Tunnel Authority:
16,200,000	A-1+	New York Revenue, General Series A, SPA-Dexia Credit Local, 2.320%, 9/7/05 (a)	16,200,000
500,000	A-1+	Revenue, Refunding Series F, SPA-ABN Amro Bank NV, 2.450%, 9/1/05 (a)	500,000

		Total New York	193,680,000

North Carolina - 1.9%
6,750,000	A-1+	New Hanover County, NC, GO, SPA-Wachvia Bank, 2.550%, 9/1/05 (a)	6,750,000
35,700,000	A-1+	North Carolina Medical Care Commission Hospital Revenue, Duke University Hospital, Series B, SPA-Wachovia Bank NA, 2.550%, 9/1/05 (a)	35,700,000

		Total North Carolina	42,450,000

Ohio - 4.8%
15,000,000	VMIG 1(d)	Akron Bath Copley Ohio Joint Township Hospital District, Hospital Facilities-Health Systems, Series B, LOC-Bank One NA, 2.530%, 9/1/05 (a)	15,000,000
3,825,000	A-1+	Cincinnati, OH, City School District GO, Series 315, FSA-Insured, 2.530%, 9/1/05 (a)	3,825,000
17,920,000	VMIG 1(d)	Cleveland Cuyahoga County, OH, Port Authority Revenue, 96th Research Building Project, 2.400%, 9/7/05 (a)	17,920,000
5,000,000	A-1+	Cleveland, OH, Waterworks Revenue, Refunding Series M, FSA-Insured, 2.480%, 9/1/05 (a)	5,000,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2005 Annual Report	39

Schedule of Investments (August 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

Ohio - 4.8% (continued)
		Franklin County, OH, Hospital Revenue, Childrens Hospital:
$20,465,000	VMIG 1(d)	AMBAC-Insured, 2.500%, 9/1/05 (a)	$20,465,000
20,000,000	VMIG 1(d)	Project, AMBAC-Insured, 2.500%, 9/1/05 (a)	20,000,000
9,000,000	A-1+	Ohio State Air Quality Development Authority Revenue, Akron Steel, Series A, LOC-ABN AMRO Bank NV, 2.500%, 9/7/05 (a)(b)	9,000,000
8,000,000	A-1+	Ohio State GO, Common Schools, Series A, 2.360%, 9/7/05 (a)	8,000,000
9,950,000	A-1+	University Toledo OH General Receipts Bonds, FGIC-Insured, 2.320%, 9/1/05 (a)	9,950,000

		Total Ohio	109,160,000

Oklahoma - 0.5%
12,000,000	A-1+	Oklahoma State Student Loan Authority Revenue, Student Loan Bonds & Notes, Series A, MBIA-Insured, 2.390%, 9/7/05 (a)(b)	12,000,000

Oregon - 0.3%
6,000,000	A-1+	Oregon State, Veterans Welfare, Series 83, SPA-Dexia Credit Local, 2.360%, 9/7/05 (a)	6,000,000

Pennsylvania - 4.7%
4,965,000	VMIG 1(d)	ABN-Amro Munitops Certificates Trust, 2001-2030, MBIA-Insured, 2.410%, 9/7/05 (a)	4,965,000
15,000,000	VMIG 1(d)	Montgomery County, PA, Industrial Development Authority Pollution Control Revenue, Refunding Peco-A-Remarketed, 2.330%, 9/7/05 (a)	15,000,000
		Pennsylvania Housing Finance Agency:
4,665,000	A-1+	Series 88-B, SPA-Dexia Credit Local, 2.370%, 9/7/05 (a)	4,665,000
29,925,000	A-1+	Single Family Mortgage, Series 82B, SPA-Landesbank Hessen, 2.370%, 9/7/05 (a)(b)	29,925,000
1,750,000	AA	Pennsylvania State, Refunding and Projects, First Series, 6.000%, 2/1/06	1,773,756
6,745,000	A-1	Pennsylvania State GO, PA 895, FGIC-Insured, 2.520%, 9/1/05 (a)	6,745,000
4,995,000	A-1+	Pennsylvania State Turnpike Community Oil Franchise Tax Revenue, Series 366, MBIA-Insured, 2.530%, 9/1/05 (a)	4,995,000
7,285,000	A-1	Philadelphia, PA, School District, P Floats, PT-2814, AMBAC-Insured, State Aid Withholding, SPA-Merrill Lynch Capital Services, 2.530% 9/1/05 (a)	7,285,000
5,300,000	A-1+	Philadelphia, PA, Gas Works Revenue, Fifth Series A2, LOC-JPMorgan Chase Bank, LOC-Bank of Nova Scotia, 2.500%, 9/1/05 (a)	5,300,000
25,000,000	A-1+	Saint Mary Hospital Authority Bucks County, Catholic Health, Series C, 2.370%, 9/7/05 (a)	25,000,000

		Total Pennsylvania	105,653,756

Puerto Rico - 1.5%
11,945,000	A-1	MSTC, Series 2000-102 Certificate, Class A, AMBAC-Insured, 2.310%, 9/7/05 (a)(f)	11,945,000
1,000,000	A-1	Puerto Rico Commonwealth GO, PA 620, MBIA Insured, 2.490%, 9/8/05 (a)	1,000,000

See Notes to Financial Statements.

40	Tax Free Reserves Portfolio 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

Puerto Rico - 1.5% (continued)
$1,400,000	A-1	Puerto Rico Municipal Finance Agency, PA-638, FSA-Insured, 2.490%, 9/1/05 (a)	$1,400,000
20,000,000	A-1+	Puerto Rico, Electric Power Authority Revenue, Municipal Securities Trust Recipients, Series SGA 43, MBIA-Insured, SPA-Societe Generale, 2.310%, 9/7/05 (a)	20,000,000

		Total Puerto Rico	34,345,000

Rhode Island - 0.4%
		Rhode Island State Health & Educational Building Corp. Revenue:
8,935,000	A-1+	Higher Education Facilities Brown, Series B, 2.440%, 9/1/05 (a)	8,935,000
1,000,000	A-1+	Hospital Financing, Care New England Financing, Series A, LOC-Fleet National Bank, 2.330%, 9/1/05 (a)	1,000,000

		Total Rhode Island	9,935,000

South Carolina - 4.8%
6,000,000	A-1+	Charleston, SC, Waterworks & Sewer Revenue, Refunding & Capital Improvement, Series A, SPA-Bank of America NA, 2.520%, 9/1/05 (a)	6,000,000
22,700,000	A-1+	Oconee County, SC, Pollution Control Revenue, Refunding-Facilities Duke, Remarketed 11/03/03, LOC-Suntrust Bank, 2.490%, 9/1/05 (a)	22,700,000
9,400,000	F-1+(c)	South Carolina Educational Facilities Authority for Private Non Profit Institutions, Columbia College Project, LOC- Bank of America NA, 2.550%, 9/1/05 (a)	9,400,000
45,710,000	A-1+	South Carolina Jobs Economic Development Authority\ Hospital Facilities Revenue, Sisters Charity Providence Hospital, LOC-Wachovia Bank NA, 2.530%, 9/1/05 (a)	45,710,000
7,360,000	VMIG 1(d)	South Carolina Jobs-Economic Development Authority\Revenue, Executive Kitchens Inc. Project, LOC-Suntrust Bank, 2.410%, 9/7/05 (a)(b)	7,360,000
9,000,000	VMIG 1(d)	South Carolina Port Authority Munitop, 1998-2007, FSA-Insured, 2.480%, 9/7/05 (a)(b)(e)	9,000,000
		South Carolina Transportation Infrastructure Bank Revenue:
5,000,000	F-1+(c)	Floaters, Series 892, AMBAC-Insured, Credit Enhanced by Morgan Stanley, 2.520%, 9/1/05 (a)	5,000,000
2,485,000	A-1	Series 316, AMBAC-Insured, 2.530%, 9/1/05 (a)	2,485,000

		Total South Carolina	107,655,000

Tennessee - 4.1%
1,500,000	VMIG 1(d)	Clarksville, TN, Public Building Authority Revenue, Pooled Financing, Tennesse Municipal Bond Fund, LOC, Bank of America NA, 2.330%, 9/1/05 (a)	1,500,000
29,400,000	VMIG 1(d)	Greeneville, TN, Health & Educational Facilities Board Revenue, Refunding & Improvement Laughlin Memorial, LOC-Suntrust Bank, 2.360%, 9/7/05 (a)	29,400,000
		Memphis, TN, Electric Systems Revenue:
13,910,000	A-1+	Series 378, MBIA-Insured, 2.530%, 9/1/05 (a)	13,910,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2005 Annual Report	41

Schedule of Investments (August 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

Tennessee - 4.1% (continued)
$9,250,000	VMIG 1(d)	Series 879, MBIA-Insured, 2.520%, 9/1/05 (a)	$9,250,000
5,495,000	VMIG 1(d)	Series 880, MBIA-Insured, 2.520%, 9/1/05 (a)	5,495,000
15,000,000	VMIG 1(d)	Metropolitan Government Nashville & Davidson County, TN Health & Educational Facilities Board Revenue, Educational Facilities, Belmont University Project, LOC-Suntrust Bank, 2.350%, 9/7/05 (a)	15,000,000
4,500,000	VMIG 1(d)	Montgomery County, TN, Public Building Authority, Pooled Financing, Tennessee County Loan Pool, 2.330%, 9/1/05 (a)	4,500,000
4,250,000	VMIG 1(d)	Morristown, TN, Industrial Development Board Revenue, Industrial Automotive Products, LOC-Landesbank Baden, 2.590%, 9/7/05 (a)(b)	4,250,000
1,060,000	VMIG 1(d)	Sevier County, TN, Public Building Authority, Local Government Public Improvement, Series II F-2, AMBAC-Insured, 2.510%, 9/1/05 (a)	1,060,000
8,125,000	NR	Tennessee State GO, Series A, TECP, 2.680%, 9/13/05	8,125,000

		Total Tennessee	92,490,000

Texas - 11.9%
8,590,000	VMIG 1(d)	ABN-Amro Munitops Certificates Trust, 2003-2025, AMBAC-Insured, 2.420%, 9/7/05 (a)	8,590,000
5,285,000	A-1+	Austin, TX, Water & Wastewater System Revenue, FSA-Insured, 2.470%, 9/1/05 (a)	5,285,000
12,250,000	VMIG 1(d)	Brazos River Authority Texas Pollution Control Revenue, Refunding TXU-A-Remarketed 1/3/05, LOC-Wachovia Bank NA, 2.450%, 9/7/05 (a)(b)	12,250,000
25,000,000	A-1	Capital Area Cultural Education Facilities Finance Corp. Texas Revenue, Roman Catholic Diocese, 2.480%, 9/1/05 (a)	25,000,000
7,590,000	F-1+(c)	Frisco, TX, P Floats, Series Pt-2832, MBIA-Insured, Credit Enhanced by Merrill Lynch Capital Services, 2.530%, 9/8/05 (a)	7,590,000
		Gulf Coast Waste Disposal Authority Texas:
11,400,000	A-1	Environmental Facilities Revenue, Air Products Project, 2.430%, 9/7/05 (a)(b)	11,400,000
4,300,000	A-1+	Pollution Control Revenue, AMOCO Oil Co. Project, 2.440%, 9/1/05 (a)(b)	4,300,000
25,000,000	SP-1+	Harris County, TX, GO, TAN, 3.750%, 2/28/06	25,126,863
4,000,000	VMIG 1(d)	Houston, TX, Improvement School District, GO,
		Munitops Series 2000-2011, PSFG PART, 2.470%, 9/7/05 (a)	4,000,000
28,000,000	A-1+	Katy, TX Independent School District, School Building, Series C, 2.500%, 9/1/05 (a)	28,000,000
5,590,000	F-1+(c)	McKinney, TX, P-Floats PT-2722, 2.530%, 9/1/05 (a)	5,590,000
15,700,000	A-1+	North Texas Throughway Authority Dallas North Throughway System Revenue, Series B, FSA-Insured, 2.380%, 9/7/05 (a)	15,700,000
7,310,000	A-1	Nueces River Authority, Water Supply Revenue, Pt-2821, FSA-Insured, SPA-Merrill Lynch Capital Services, 2.530%, 9/1/05 (a)	7,310,000
2,850,000	A-1+	Port of Port Arthur, TX, Navigation District, Multi Mode, Refunding, Atofina Project, Series C, Guarantee Agreement-Toal Fina Elf SA, 2.380%, 9/7/05 (a)	2,850,000

See Notes to Financial Statements.

42	Tax Free Reserves Portfolio 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

Texas - 11.9% (continued)
$830,000	A-1+	Tarrant County, TX, Health Facilities Development Corp. Revenue, Adventist/Sunbelt, Series A, LOC-Suntrust Bank, 2.490%, 9/1/05 (a) Texas State:	$830,000
64,000,000	SP-1+	TRAN, 4.500%, 8/31/06	64,929,280
10,285,000	A-1+	Veterans Land, SPA-Depfa Bank PLC, 2.320%, 9/7/05 (a)(b)	10,285,000
11,000,000	A-1+	Texas State GO, Veterans Housing Assistance, Series II-B, 2.410%, 9/7/05 (a)(b)	11,000,000
20,000,000	A-1+	Weatherford, TX, ISD, Series A, PSF-GTD-Insured, SPA-Depfa Bank PLC, 2.900%, 8/1/06 (a)	20,000,000

		Total Texas	270,036,143

Virginia - 0.8%
4,955,000	A-1	Virginia College Building Authority, VA Educational Facilities Revenue, Series 134, FSA-Insured, 2.530%, 9/1/05 (a)	4,955,000
14,000,000	A-1+	Virginia Housing Authority Development Authortiy, Rental Housing, Subseries F, 2.800%, 9/1/05 (a)(b)	14,000,000

		Total Virginia	18,955,000

Washington - 1.5%
5,000,000	VMIG 1(d)	ABN-Amro Munitops Certificates Trust, 1999-2012, MBIA-Insured, 2.420%, 9/7/05 (a)	5,000,000
8,320,000	F-1+(c)	Central Puget Sound Regional Transportation Authority, WA, P-Floats PT-2916, AMBAC-Insured, 2.530%, 9/1/05 (a)	8,320,000
2,600,000	F-1+(c)	Everett, WA, GO, LOC-Bank of America NA, 2.550%, 9/1/05 (a)	2,600,000
8,500,000	A-1+	Port of Seattle, WA, Revenue, Subordinated Lien, LOC-Fortis Bank NV, 2.420%, 9/7/05 (a)	8,500,000
3,300,000	F-1+(c)	Washington State GO, Series 438Z, MBIA-Insured, 2.530%, 9/1/05 (a)	3,300,000
5,250,000	VMIG 1(d)	Washington State Housing Finance Community Multifamily Housing Revenue, Vintage Everett Living, Series A, LIQ FAC-Fannie Mae, 2.570%, 9/1/05 (a)(b)	5,250,000

		Total Washington	32,970,000

Wisconsin - 2.7%
5,945,000	F-1+(c)	D C Everest, WI, Area School District, GO, P Floats Pt-2772, FSA-Insured, SPA-Merrill Lynch Capital Services, 2.530%, 9/1/05 (a)	5,945,000
1,000,000	VMIG 1(d)	Milwaukee, WI, Redevelopment Authority Multfamily Revenue, Refunding Housing BLATZ Apartments Project, Sereis A, LIQ FAC-Fannie Mae, 2.490%, 9/1/05 (a)	1,000,000
5,250,000	A-1+	Verona, WI, Industrial Development Revenue, Latitude Corp. Project, LOC-US Bank NA, 2.590%, 9/1/05 (a)(b)	5,250,000
37,000,000	A-1	Wisconsin HEFA, AMBAC-Insured, 2.490%, 9/1/05 (a)	37,000,000
6,000,000	A-1+	Wisconsin Housing & Economic Development Authority, Home Ownership Revenue, Series A, SPA-Lloyds TSB Bank PLC, 2.400%, 9/7/05 (a)(b)	6,000,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2005 Annual Report	43

Schedule of Investments (August 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

Wisconsin - 2.7% (continued)
		Wisconsin State HEFA Revenue, Gundersen Lutheran:
$2,800,000	A-1+	Series A, FSA-Insured, SPA-Dexia Public Finance Bank, 2.320%, 9/1/05 (a)	$2,800,000
3,225,000	A-1+	Series B, FSA-Insured, 2.320%, 9/1/05 (a)	3,225,000

		Total Wisconsin	61,220,000

Wyoming - 0.9%
9,415,000	A-1+	Lincoln County, WY PCR, Exxon Project C, 2.310%, 9/6/05 (a)	9,415,000
		Wyoming Community Development Authority, Housing Revenue:
5,000,000	A-1+	Series 4, SPA-WestLb AG, 2.530%, 9/1/05 (a)	5,000,000
5,000,000	A-1+	Series 8, SPA-WestLb AG, 2.530%, 9/1/05 (a)	5,000,000

		Total Wyoming	19,415,000

		TOTAL INVESTMENTS - 100.9% (Cost - $2,280,882,947#)	2,280,882,947
		Liabilities in Excess of Other Assets - (0.9)%	(19,718,320)

		TOTAL NET ASSETS - 100.0%	$2,261,164,627

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.

(a)	Variable rate securities interest rate disclosed are those which are in effect at August 31, 2005. Maturity date shown is the date of the next interest rate reset date or actual maturity.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).

(c)	Rating by Fitch Ratings Service. All ratings are unaudited.

(d)	Rating by Moody’s Investors Service. All ratings are unaudited.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AMBAC	— Ambac Assurance Corporation
BAN	— Bond Anticipation Notes
COP	— Certificate of Participation
DFA	— Development Finance Agency
FGIC	— Financial Guaranty Insurance Company
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
GO	— General Obligation
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
ISD	— Independent School District
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
MFH	— Multi-Family Housing
MSTC	— Municipal Securities Trust Certificates
PART	— Partnership Structure
PCR	— Pollution Control Revenue
PSFG	— Permanent School Fund Guaranty
SPA	— Standby Bond Purchase Agreement
TAN	— Tax Anticipation Notes
TECP	— Tax Exempt Commercial Paper
TRAN	— Tax and Revenue Anticipation Notes

See pages 46 and 47 for definitions of ratings.

See Notes to Financial Statements.

44	Tax Free Reserves Portfolio 2005 Annual Report

Tax Free Reserves Portfolio (unaudited)

Summary of Investments by Industry*
General Obligations	17.8%
Education	16.6
Hospitals	14.8
Transportation	11.9
Housing: Multi-Family	8.5
Utilities	6.4
Industrial Development	6.2
Pollution Control	3.7
Housing: Single-Family	2.0
Water & Sewer	1.1
Public Facilities	0.9
Other	10.1

100.0%

*As a percentage of Total Investments

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2005 Annual Report	45

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC,
CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Ca,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

46	Tax Free Reserves Portfolio 2005 Annual Report

Bond Ratings (unaudited) (continued)

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch Ratings Service (“Fitch”) — Ratings from “AAA” to “CC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC
and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

MIG 1	—	Moody’s highest rating for issues having a demand feature—VRDO.
VMIG 1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Tax Free Reserves Portfolio 2005 Annual Report	47

Tax Free Reserves Portfolio

Statement of Assets and Liabilities (August 31, 2005)
ASSETS:
Investments, at amortized cost	$2,280,882,947
Cash	732,381
Receivable for securities sold	36,000,000
Interest receivable	9,147,544

Total Assets	2,326,762,872

LIABILITIES:
Payable for securities purchased	64,929,280
Management fee payable	250,658
Trustees’ fees payable	231,207
Accrued expenses	187,100

Total Liabilities	65,598,245

Total Net Assets	$2,261,164,627

REPRESENTED BY:
Paid-in capital	$2,261,164,627

See Notes to Financial Statements.

48	Tax Free Reserves Portfolio 2005 Annual Report

Tax Free Reserves Portfolio

Statement of Operations (For the year ended August 31, 2005)
INVESTMENT INCOME:
Interest (Note 1)	$41,336,903

EXPENSES:
Management fee (Note 2)	3,934,976
Custody and fund accounting fees	390,007
Legal fees	85,333
Trustees’ fees	62,517
Audit and tax	21,500
Shareholder reports	3,512
Miscellaneous expenses	4,421

Total Expenses	4,502,266
Less: Management fee waiver (Note 2)	(1,545,593)
Fees paid directly (Note 1d)	(3,510)

Net Expenses	2,953,163

Net Investment Income	38,383,740

Net Realized Loss on Investments	(132,355)

Increase in Net Assets From Operations	$38,251,385

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2005 Annual Report	49

Tax Free Reserves Portfolio

Statements of Changes in Net Assets (For the years ended August 31,)
	2005	2004

OPERATIONS:
Net investment income	$38,383,740	$14,932,298
Net realized loss	(132,355)	(43,456)

Increase in Net Assets From Operations	38,251,385	14,888,842

CAPITAL TRANSACTIONS:
Proceeds from contributions	9,060,663,346	6,546,018,606
Value of withdrawals	(8,353,002,415)	(6,556,217,111)

Increase (Decrease) in Net Assets From Capital Transactions	707,660,931	(10,198,505)

Increase in Net Assets	745,912,316	4,690,337

NET ASSETS:
Beginning of year	1,515,252,311	1,510,561,974

End of year	$2,261,164,627	$1,515,252,311

See Notes to Financial Statements.

50	Tax Free Reserves Portfolio 2005 Annual Report

Tax Free Reserves Portfolio

Financial Highlights
Years Ended August 31,	2005	2004	2003	2002	2001

Total Return(1)	1.88%	0.91%	1.17%	1.72%	3.56%

Net Assets, End of Year (millions)	$2,261	$1,515	$1,511	$1,465	$752

Ratios to Average
Net Assets:
Gross expenses	0.23%	0.23%	0.24%	0.24%	0.29%
Net expenses(2) (3)	0.15	0.15	0.15	0.15	0.15
Net investment income(3)	1.95	0.90	1.14	1.64	3.48

(1)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, total return would have been lower.

(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Portfolio will not exceed 0.15%.

(3)	The Portfolio’s Manager waived a portion of its management fees. Such waivers are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2005 Annual Report	51

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Tax Free Reserves Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as a no-load, non-diversified, open-end management investment company, which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Citi Fund Management Inc. (the “Manager”) acts as the Investment Manager.

          The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to its compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

          (b) Investment Income and Expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the Manager.

          (c) Income Taxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

          (d) Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses in the Statement of Operations.

2. Management Agreement and Other Transactions with Affiliates

The Manager is responsible for overall management of the Portfolio’s business affairs, and has a Management Agreement with the Portfolio. The Manager or an affiliate also provides certain administrative services to the Portfolio. These administrative services include providing general office facilities and supervising the overall administration of the Portfolio.

          The management fees paid to the Manager are accrued daily and payable monthly. The management fee is computed at an annual rate of 0.20% of the Funds’ average daily net assets. The management fee amounted to $3,934,976, of which $1,545,593 was voluntarily

52	Tax Free Reserves Portfolio 2005 Annual Report

Notes to Financial Statements (continued)

waived for the year ended August 31, 2005. Such waiver is voluntary and can be reduced or terminated at any time at the discretion of the Manager.

          Effective October 1, 2005, the Portfolio’s management fee will be reduced to 0.15% of the Portfolio’s average daily net assets.

          The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Portfolio from the Manager or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Manager or its affiliates.

          The Trustees of the Portfolio have adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Portfolio, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Portfolio or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Three former Trustees are currently receiving payments under the Plan. In addition two other former Trustees received a lump sum payment under the Plan. The Portfolio’s allocable share of the liability at the year ended August 31, 2005 was $230,401.

3. Investments

Purchases, maturities and sales of money market instruments, exclusive of securities purchased subject to repurchase agreements, aggregated $14,927,860,397 and $14,098,029,266, respectively, for the year ended August 31, 2005.

4. Federal Income Tax Basis of Investment Securities

The cost of investment securities owned at August 31, 2005, for federal income tax purposes, amounted to $2,280,882,947.

5. Regulatory Matters and Related Litigation

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC’’) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM’’) and Citigroup Global Markets Inc. (“CGMI’’) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

          The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act’’). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data’’), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money

Tax Free Reserves Portfolio 2005 Annual Report	53

Notes to Financial Statements (continued)

than before; and that Citigroup Asset Management (“CAM’’), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

          The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

          The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

          At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

          The Portfolio did not implement the contractual arrangement described above and will not receive any payments.

          Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ manage-

54	Tax Free Reserves Portfolio 2005 Annual Report

Notes to Financial Statements (continued)

ment and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

          On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

          As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

6. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason’’).

          As part of this transaction, Citi Fund Management Inc. (the “Manager’’), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Portfolio.

          The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

          Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement with the manager. Therefore, the Board of Trustees has approved a new investment management agreement between the Portfolio and the manager to become effective upon the closing of the sale to Legg Mason. The new investment management agreement contract has been presented to the shareholders of the fund for their approval.

7. Subsequent Event

The Portfolio has received information from Citigroup Asset Management (“CAM”) concerning Citi Fund Management Inc. (“CFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

          On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed CFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from CFM.

          Although there can be no assurance, CFM believes that this matter is not likely to have a material adverse effect on the Portfolio or CFM’s ability to perform investment advisory services relating to the Fund.

          The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

Tax Free Reserves Portfolio 2005 Annual Report	55

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
Tax Free Reserves Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tax Free Reserves Portfolio (a New York Trust) as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax Free Reserves Portfolio as of August 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 21, 2005

56	Tax Free Reserves Portfolio 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Tax Free Reserves Portfolio (the “Portfolio”), including the Portfolio’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Portfolio’s manager (the “Manager”) to assist them in their consideration of the Portfolio’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager, as well as the advisory and placement arrangements for the Portfolio and advisory and distribution arrangements for the other funds overseen by the Board, certain portions of which are discussed below. The Board noted that the Portfolio’s U.S. shareholders are Citi Institutional Tax Free Reserves and Citi Tax Free Reserves, so-called Feeder Funds (the “Feeder Funds”), whose investment objectives and policies are the same as those of the Portfolio (this investment structure is commonly referred to as a master-feeder structure). The presentation made to the Board encompassed the Portfolio and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement

In approving the Management Agreement, the Portfolio’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by the Manager under the Management Agreement during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Portfolio’s affairs and the Manager’s role in coordinating the activities of the Portfolio’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the Portfolio’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

          The Board reviewed the qualifications, backgrounds and responsibilities of the Portfolio’s senior personnel and the portfolio management team primarily responsible for the day-to-

Tax Free Reserves Portfolio 2005 Annual Report	57

Board Approval of Management Agreement (unaudited) (continued)

day portfolio management of the Portfolio. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

          The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

          The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Portfolio Performance

The Board received and considered performance information for the Portfolio as well as for groups of funds (the “Performance Universes”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. This information was included within performance information presented for each Feeder Fund. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Portfolio with the funds included in the relevant Performance Universe. The Board noted that each Feeder Fund’s performance was the same as the performance of the Portfolio (except for the effect of fees at the Feeder Fund level), and therefore relevant to the Board’s conclusions regarding the Portfolio’s performance. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Portfolio’s performance against its benchmark(s).

          With respect to Feeder Fund Citi Institutional Tax Free Reserves, the information comparing such Feeder Fund’s performance to that of its Performance Universe, consisting of all funds classified as “institutional tax-exempt money market funds” by Lipper, showed, among other data, that such Feeder Fund’s performance for the 1-, 3- and 5-year periods ended March 31, 2005 was better than the median. With respect to Feeder Fund Citi Tax Free Reserves, the information comparing such Feeder Fund’s performance to that of its Performance Universe, consisting of all other retail funds classified as “tax-exempt money market funds” by Lipper, showed, among other data, that such Feeder Fund’s performance for the 1- and 10-year periods ended March 31, 2005 was within the median range while the performance for the 3- and 5-year periods ended March 31, 2005 was better than the median.

          Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio’s performance was satisfactory.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Portfolio to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed

58	Tax Free Reserves Portfolio 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Portfolio and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice.

     Additionally, the Board received and considered information comparing each Feeder Fund’s Contractual Management Fees and Actual Management Fee and each Feeder Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The expense comparisons compared each Feeder Fund to funds similar in size to the Portfolio, and the Board noted that the assets of Citi Institutional Tax Free Reserves represent a significant portion of the Portfolio’s assets, while the assets of Citi Tax Free Reserves represent a small portion of the Portfolio’s assets. The Board noted that each Feeder Fund’s expense information reflected both management fees and total expenses payable by such Feeder Fund as well as management fees and total expenses payable by the Portfolio, and was therefore relevant to the Board’s conclusions regarding the Portfolio’s expenses. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Portfolio including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Portfolio and to these other clients, noting that the Portfolio is provided with administrative services, office facilities, Portfolio officers (including the Portfolio’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Portfolio by other Portfolio providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

     Management also discussed with the Board the Portfolio’s placement arrangements. The Board noted that beneficial interests in the Portfolio are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended, and that the exclusive placement agent for the Portfolio is Citigroup Global Markets Inc., which receives no compensation for serving in that capacity.

     With respect to Feeder Fund Citi Institutional Tax Free Reserves, whose assets represent a significant portion of the Portfolio’s assets, the information comparing such Feeder Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of the funds (including such Feeder Fund) classified as “institutional tax-exempt money market funds” and chosen to be comparable to such Feeder Fund by Lipper, showed that such Feeder Fund’s Contractual Management Fee was equal to the median of the management fees paid by the other funds in the Expense Group and that the Actual Management Fee, which reflects a fee waiver, was better than the median of its Expense Group. The Board noted that such Feeder Fund’s actual total expense ratio was better than the median of its Expense Group. The Board also took into account

Tax Free Reserves Portfolio 2005 Annual Report	59

Board Approval of Management Agreement (unaudited) (continued)

that the Manager had agreed to reduce the Contractual Management Fee at the Portfolio level, effective October 1, 2005. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place for the Portfolio.

     Taking all of the above into consideration, the Board determined that the Management Fee payable by the Portfolio was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Portfolio. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolio and the type of fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Portfolio’s assets grow. The Board noted that management had agreed to reduce the Contractual Management Fee at the Portfolio level effective October 1, 2005. The Board also noted that, with respect to Citi Institutional Tax Free Reserves, the Manager had agreed to institute breakpoints in the management agreement effective October 1, 2005, that such Feeder Fund’s asset would exceed the proposed breakpoints and, as a result, such Feeder Fund and its shareholders would realize the benefit of a lower total expense ratio than if no breakpoints had been in place.

     The Board noted that, with respect to Citi Tax Free Reserves, the Manager had agreed to institute breakpoints in the management fee effective October 1, 2005 and that such Contractual Management Fee accordingly reflects the potential for reducing the Contractual Management Fee as the Feeder Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing economies of scale or other efficiencies that might accrue from increases in the Feeder Fund’s assets levels. The Board noted that such Feeder Fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

     The Board noted that as the Portfolio’s assets have increased over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board determined that the management fee structure was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders.

60	Tax Free Reserves Portfolio 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

     In light of the costs of providing investment management and other services to the Portfolio and the Manager’s ongoing commitment to the Portfolio, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

     In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Tax Free Reserves Portfolio 2005 Annual Report	61

Additional Information (unaudited)

Information about the Trustees and Officers of the Portfolio can be found on pages 26 through 30 of this report.

62	Tax Free Reserves Portfolio 2005 Annual Report

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CitiSM Tax Free Reserves

TRUSTEES
 Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
R. Jay Gerken, CFA*
Chairman
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

 OFFICERS*
 R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President
and Chief Administrative Officer

Frances M. Guggino
Chief Financial Officer and
Treasurer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

* Affiliated Person of Investment Manager

INVESTMENT MANAGER
(OF TAX FREE RESERVES
PORTFOLIO)
 Citi Fund Management Inc.
100 First Stamford Place
Stamford, CT 06902

 DISTRIBUTOR
 Citigroup Global Markets Inc.

 TRANSFER AGENT
 Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, NY 10004

 SUB-TRANSFER AGENT
 PFPC Inc.
P.O. Box 9699
Providence, RI 02940-9699

 SUB-TRANSFER AGENT
AND CUSTODIAN
 State Street Bank and Trust
     Company
225 Franklin Street
Boston, MA 02110

 INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
 KPMG LLP
345 Park Avenue
New York, NY 10154

 LEGAL COUNSEL
 Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110

This report is submitted for the general information of the shareholders of Citi Tax Free Reserves.

©2005 Citicorp
Citigroup Global Markets Inc.

CFA/RTF/805 05-9170

citigroup asset management

CitiFunds Trust III
Citi[SM] Tax Free Reserves

The Fund is a separate investment fund of the CitiFunds Trust III, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on the Fund's website at www.citigroupam.com and (3) on the SEC's website at www.sec.gov.

EXPERIENCE

Citi℠ New York Tax Free Reserves

ANNUAL REPORT

AUGUST 31, 2005

citigroup asset management

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Citi SM New York Tax Free Reserves

A n n u a l   R e p o r t  •  A u g u s t  3 1 ,  2 0 0 5

What’s Inside	Letter from the Chairman	1
	Manager Overview	4
	Fund Facts	6
	Fund at a Glance	7
	Fund Expenses	8
	Fund Performance	10
	Historical Performance	10
	Schedule of Investments	11
	Statement of Assets and Liabilities	19
Fund Objective To provide its shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes*, preservation of capital and liquidity. * A portion of the income may be subject to the Federal Alternative Minimum Tax (AMT). Consult your personal tax adviser.	Statement of Operations	20
	Statements of Changes in Net Assets	21
	Financial Highlights	22
	Notes to Financial Statements	23
	Report of Independent Registered Public Accounting Firm	29
	Board Approval of Management Agreement	30
	Additional Information	34
	Important Tax Information	40

Letter from the Chairman

R. JAY GERKEN, CFA
 Chairman, President and
Chief Executive Officer

Dear Shareholder,

The U.S. economy overcame several obstacles during the reporting period and continued to expand at a brisk pace. Rising interest rates, record high oil prices and geopolitical issues threatened to send the economy into a “soft patch.” In addition, the devastation caused by Hurricane Katrina led to fears of a possible recession. However, when all was said and done, fourth quarter 2004 and first quarter 2005 gross domestic product (“GDP”)i growth was 3.8% and the second quarter GDP growth was 3.3%, another solid advance. This marked nine consecutive quarters when GDP grew 3.0% or more.

     As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. After raising interest rates in June and August 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times. All told, the Fed’s ten rate hikes have brought the target for the federal funds rate from 1.00% to 3.50%. Following the end of the Fund’s reporting period, at its September meeting, the Fed once again raised the target rate by 0.25% to 3.75%.

     During much of the reporting period, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 1.50% and the yield on the 10-year Treasury was 4.13%. When the reporting period ended, the federal funds rate had risen to 3.50% and the 10-year yield had fallen to 4.02%. Given the rise in short-term interest rates, the yields available from money market instruments rose steadily over the fiscal year.

CitiSM New York Tax Free Reserves 2005 Annual Report	1

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, Citi Fund Management Inc. (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Board of Trustees has approved a new investment management contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new Management contract has been presented to shareholders for their approval.

     Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

     Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

2	CitiSM New York Tax Free Reserves 2005 Annual Report

     As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 21, 2005

CitiSM New York Tax Free Reserves 2005 Annual Report	3

Manager Overview

CHARLES K. BARDES
 Portfolio Manager

Q.     What were the overall market conditions during the Fund’s reporting period?

A.      With the U.S. economy expanding at a brisk pace, the Fed continued to raise short-term interest rates in an attempt to keep inflation at bay. From June 2004 through the end of August 2005, the Fed had raised rates on ten occasions, bringing the Federal Funds rate from 1.00% to 3.50%. Part of the Fed’s inflationary concerns over the period were due to a potential “bubble” in the real estate market as well as record high oil prices. This more than offset fears of a slowing economy due to the devastation from Hurricane Katrina.

      Over the period, the yields available from tax-free money market instruments steadily rose in conjunction with the Fed’s rate hikes. Overall strong demand in the municipal bond market kept credit spreads relatively tight and opportunities to generate incremental yield fairly limited.

Performance Review

As of August 31, 2005, the seven-day current yield for CitiSM New York Tax Free Reserves was 1.84% and its seven-day effective yield, which reflects compounding, was 1.85%.1

     Both yields include a voluntary waiver of the management fee. This waiver may be reduced or terminated at any time. If the full management fee had been included, the seven-day current yield would have been 1.74% and the seven-day effective yield would have been 1.75%.

     Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

CitiSM New York Tax Free Reserves Yields as of August 31, 2005 (unaudited)

Seven-day current yield[1]	1.84%

Seven-day effective yield[1]	1.85%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

All yields reflect fee waivers which are voluntary, and may be reduced or terminated at any time. Absent such waivers, the seven-day current yield would have been 1.74% and the seven-day effective yield would have been 1.75%.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

4	CitiSM New York Tax Free Reserves 2005 Annual Report

     An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q.	What were the most significant factors affecting the Fund’s Performance?

What were the leading contributors to performance?

A.      As a tax-free money market fund, our primary goals are to seek tax-free current income and preservation of capital. As such, we continued to emphasize high quality securities that we believed would help us meet our investment objectives.

          Given the rising interest rate environment and our belief that the Fed would continue to raise rates, the Fund’s weighted average maturity (WAM) was largely neutral to that of its benchmark over the fiscal year. We believed this was a prudent approach, as it allowed us to capture higher yields when the Fed raised rates as the proceeds from the Fund’s maturing securities were reinvested into securities offering higher yields.

What were the leading detractors from performance?

A.      Given our thorough credit and yield curve analysis, we were able to maintain a high quality, diversified portfolio over the reporting period. We did not invest in any particular securities that were detrimental to performance over the fiscal year.

Q.	Were there any significant changes made to the Fund during the reporting period?

A.      There were no significant changes to the portfolio. Throughout the fiscal year, we continued to emphasize variable rate demand notes, which are short-term tax-exempt instruments whose rates reset daily or weekly. This allowed us to capitalize on the rising interest rate environment. The Fund’s overall WAM remained neutral to the benchmark and we continued to selectively purchase individual securities that offered somewhat higher yields, yet were consistent with our goal of capital preservation.

     Thank you for your investment in CitiSM New York Tax Free Reserves. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Charles K. Bardes
Portfolio Manager

September 21, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans

CitiSM New York Tax Free Reserves 2005 Annual Report	5

Fund Facts

Fund Objective

To provide its shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes*, preservation of capital and liquidity.

Investment Manager	Distributions

Citi Fund Management Inc.	Declared daily, paid monthly

Commencement of Operations	Benchmark**

November 4, 1985	• iMoneyNet, Inc. New York Tax
Free Money Market Funds Average
Net Assets as of 8/31/05

$1,034.4 million

*	A portion of the income may be subject to the Federal Alternative Minimum Tax (AMT). Consult your personal tax adviser.

**	The iMoneyNet, Inc. Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

Citi is a service mark of Citicorp.

6	CitiSM New York Tax Free Reserves 2005 Annual Report

Fund at a Glance (unaudited)

CitiSM New York Tax Free Reserves

Investment Breakdown

As a Percent of Total Investments

Finance
13.1%
Transportation
13.1%
Housing: Multi-Family
12.1%
Industrial Development
10.1%
Education
9.9%
Housing: Single Family
9.4%
Miscellaneous
9.2%
General Obligations
8.8%
Utilities
6.0%
Life Care Systems
4.1%
Water & Sewer
3.4%
Public Facilties
0.8%
0.0%
5.0%
10.0%
15.0%
August 31, 2005

CitiSM New York Tax Free Reserves 2005 Annual Report	7

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution/service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on March 1, 2005 and held for the six months ended August 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual	Beginning	Ending	Annualized	Expenses
	Total	Account	Account	Expense	Paid During
	Return(2)	Value	Value	Ratio	the Period(3)

Citi New York Tax Free Reserves	0.86%	$1,000.00	$1,008.60	0.65%	$3.29

(1)	For the six months ended August 31, 2005.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers. Past performance is no guarantee of future results. In the absence of fee waivers, the total return would have been lower.

(3)

Expenses (net of voluntary fee waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	CitiSM New York Tax Free Reserves 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Citi New York Tax Free Reserves	5.00%	$1,000.00	$1,021.93	0.65%	$3.31

(1)	For the six months ended August 31, 2005.

(2)

Expenses (net of voluntary fee waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

CitiSM New York Tax Free Reserves 2005 Annual Report	9

Fund Performance (unaudited)

Total Returns

	All Periods Ending August 31, 2005	One Year	Five Years*	Ten Years*

	CitiSM New York Tax Free Reserves	1.36%	1.28%	2.12%

	iMoneyNet, Inc. New York Tax Free Money Market Funds Average	1.35	1.29	2.09

*	Average Annual Total Return

	7-Day Yields(1)

	Annualized Current	1.84%

	Effective	1.85

(1)      The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield may be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note: A money market fund’s yield more closely reflects the current earnings of the fund than does the total return.

Although money market funds seek to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Mutual fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of distributions, including return of capital, if any. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund’s returns and yields would have been lower.

Historical Performance (unaudited)

Comparison of 7-Day Yields for CitiSM New York Tax Free Reserves vs. iMoneyNet, Inc. New York Tax Free Money Market Funds Average

As illustrated, CitiSM New York Tax Free Reserves generally provided an annualized seven-day yield comparable to that of the iMoneyNet, Inc. New York Tax Free Money Market Funds Average, as published in iMoneyNet, Inc. Money Fund ReportTM, for the one-year period.

10	CitiSM New York Tax Free Reserves 2005 Annual Report

Schedule of Investments (August 31, 2005)
CITI NEW YORK TAX FREE RESERVES

Face Amount	Rating‡	Security	Value

Education – 9.9%
$20,000,000	A3(a)	Central Islip, NY, Union Free School District, TAN, State Aid Withholding, 4.000% due 6/29/06	$20,208,638
10,500,000	A3(a)	Longwood Central School District, Suffolk County, NY, TAN, State Aid Withholding, 4.000% due 6/29/06	10,584,488
6,000,000	MIG 1(a)	Massapequa, NY, Union Free School District, TAN, State Aid Withholding, 4.000% due 6/28/06	6,067,316
		New York State Dormitory Authority Revenue:
10,470,000	AA	Education, Series D, 4.000% due 3/15/06	10,557,860
2,000,000	A-1+	Municipal Securities Trust Recipients, SGA 132, LOC-Societe Generale, 2.360%, 9/7/05 (b)	2,000,000
36,606,536	Aa2(a)	Pittsford, NY, Central School District, BAN, State Aid Withholding, 3.000% due 10/14/05	36,627,720
8,500,000	MIG 1(a)	South Huntington, NY, Union Free School District, TAN, State Aid Withholding, 4.000% due 6/30/06	8,575,820
5,000,000	Aa3(a)	Syosset, NY, Central School District, BAN, State Aid Withholding, 3.250% due 12/16/05	5,010,720
3,000,000	A-1+	University of Puerto Rico Revenue, Municipal Trust Recipients, Series SG-21, 2.490% due 9/1/05 (b)	3,000,000

		Total Education	102,632,562

Finance – 13.1%
2,200,000	MIG 1(a)	Buffalo, NY, Fiscal Stability Authority, BAN, Series A-1, 4.000% due 8/14/06	2,223,302
		Nassau County, NY, Interim Finance Authority, Sales Tax Revenue, FSA-Insured:
10,880,000	A-1+	Series A, SPA-Dexia Credit Local, 2.320%, 9/7/05 (b)	10,880,000
4,675,000	A-1+	Series B, SPA-BNP Paribas, 2.300%, 9/7/05 (b)	4,675,000
		New York City, NY, Transitional Finance Authority:
		Future Tax Secured:
650,000	A-1+	Subordinated Series C2, SPA-Landesbank Hessen, 2.320%, 9/1/05 (b)	650,000
6,970,000	A-1+	Subordinated Series C4, 2.340%, 9/1/05 (b)	6,970,000
		NYC Recovery:
2,675,000	A-1+	Series 1, Subordinated Series 1E, Credit Enhanced by
		Bayerische Landesbanken, 2.310%, 9/7/05 (b)	2,675,000
12,000,000	A-1+	Series 3, Subordinated Series 3-G, 2.300%, 9/7/05 (b)	12,000,000
8,540,000	A-1	Putters, Series 305, AMBAC-Insured, 2.520%, 9/1/05 (b)	8,540,000
17,600,000	A-1+	Subordinated Series 2-D, LIQ-Lloyds TSB Bank, 2.300%, 9/7/05 (b)	17,600,000
4,400,000	A-1+	New York City, NY, Transitional Finance Authority Revenue, New York City Recovery Project, Series 3, Subseries 3-H, SPA-Royal Bank of Canada, 2.280%, 9/1/05 (b)	4,400,000

See Notes to Financial Statements.

CitiSM New York Tax Free Reserves 2005 Annual Report	11

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Finance – 13.1% (continued)
		New York State Local Government Assistance Corp.:
		Refunding:
$10,300,000	A-1	Series A-5V, FSA-Insured, 2.280%, 9/7/05 (b)	$10,300,000
20,000,000	A-1+	Series A-6V, FSA-Insured, 2.280%, 9/7/05 (b)	20,000,000
11,500,000	A-1+	Series A, LOC-Bayerische Landesbank & Westdeutsche Landesbank, 2.300%, 9/7/05 (b)	11,500,000
1,313,000	A-1+	Series B, LOC-Bank of Nova Scotia, 2.280%, 9/7/05 (b)	1,313,000
11,095,000	A-1	Puerto Rico Commonwealth, Series PA-943, Credit Enhanced by Merrill Lynch, 2.490% due 9/1/05 (b)	11,095,000
4,665,000	A-1	Puerto Rico Public Finance Corp., Series PA-579, AMBAC-Insured, 2.490%, 9/1/05 (b)	4,665,000
6,300,000	A-1	Virgin Islands Public Finance Authority Revenue, Series PA-1233, FSA-Insured, 2.510%, 9/1/05 (b)	6,300,000

		Total Finance	135,786,302

General Obligations – 8.9%
19,754,000	A2(a)	Guilderland, NY, Central School District, BAN, State Aid Withholding, 4.000% due 5/25/06	19,914,948
21,240,253	MIG 1(a)	Ithaca City, NY, BAN, 3.000% due 1/17/06	21,303,097
		New York City, NY:
2,000,000	A-1+	Municipal Securities Trust Recipients, AMBAC-Insured, SGB 36, 2.490%, 9/1/05 (b)	2,000,000
9,010,000	A-1+	Series F-5, LOC-Bayerische Landesbank, 2.330%, 9/7/05 (b)	9,010,000
7,175,000	A-1+	New York City, NY, GO, Municipal Securities Trust Receipts, Series SGB 35, AMBAC-Insured, LOC-Societe Generale, 2.490%, 9/1/05 (b)	7,175,000
16,500,000	A-1+	New York State, Environmental Quality, Series G, LOC-Westdeutsche Landesbank, 2.950% due 8/3/06 (b)	16,500,000
4,070,000	A-1+	New York, NY, GO, Subordinated Series H-8, 2.310%, 9/7/05 (b)	4,070,000
6,739,000	SP-1+	Oneida County, NY, BAN, 4.000% due 4/21/06	6,792,757
5,100,000	VMIG 1(a)	Puerto Rico Municipal Finance Agency, Floater Certificates, Series 225, FSA-Insured, 2.470%, 9/1/05 (b)	5,100,000

		Total General Obligations	91,865,802

Housing: Multi-Family – 12.2%
2,750,000	A-1+	New York City, NY, HDC Revenue, Parkgate Development Project, Series A, FNMA-Collateralized, 2.300%, 9/7/05 (b)	2,750,000
		New York City, NY, Housing Development Corp. MFH Rent Revenue:
500,000	A-1+	Columbus Green, Series A, 2.330%, 9/7/05 (b)	500,000
10,000,000	A-1+	First Avenue Development, Series A, FNMA-Collateralized, 2.380%, 9/7/05 (b) (c)	10,000,000
4,000,000	A-1+	Tribeca FNMA-Collateralized, Series A, 2.380%, 9/7/05 (b)(c)	4,000,000
1,900,000	A-1+	New York City, NY, Housing Development Corp. Mortgage Revenue, Multifamily, Columbus Apartments, Series A, 2.330%, 9/7/05 (b)	1,900,000

See Notes to Financial Statements.

12	CitiSM New York Tax Free Reserves 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Housing: Multi-Family – 12.2% (continued)
		New York City, NY, Housing Development Corp. Multifamily Revenue:
$11,000,000	A-1+	155 West 21st Street, Series A, LOC-Bank of New York, 2.400%, 9/7/05 (b)(c)	$11,000,000
8,550,000	A-1+	1904 Vyse Avenue Apartments, Series A, LOC-HSBC Bank USA, 2.370%, 9/7/05 (b)(c)	8,550,000
20,000,000	A-1+	Atlantic Court Apartments, Series A, LOC-HSBC Bank USA, 2.380%, 9/7/05 (b)(c)	20,000,000
7,850,000	A-1+	Mtg-33 West Tremont Avenue, Series A, LOC-HSBC Bank USA, 2.370%, 9/7/05 (b)(c)	7,850,000
15,400,000	A-1+	Related Upper, Series A, LOC-Landesbank Baden, 2.400%, 9/7/05 (b)(c)	15,400,000
		New York City, NY, Housing Development Corp., Multifamily Revenue:
15,000,000	A-1+	Morris Avenue Apartments, Series A, HSBC Bank USA, 2.370%, 9/7/05 (b)(c)	15,000,000
14,000,000	A-1+	West 48th Street Development, Series A, Credit Enhanced by Federal National Mortgage Association, 2.380%, 9/7/05 (b)(c)	14,000,000
		New York State Housing Finance Agency:
10,000,000	VMIG 1(a)	20 River Terrace Housing, Series A, FNMA-Collateralized, 2.350%, 9/7/05 (b)	10,000,000
2,300,000	VMIG 1(a)	240 East 39th Street Housing, Series A, FNMA-Collateralized, 2.400%, 9/7/05 (b)(c)	2,300,000
2,700,000	A-1+	Refunding, Economic Development and Housing, Series C, FGIC-Insured, SPA-Dexia Credit Local, 2.350%, 9/7/05 (b)	2,700,000

		Total Housing: Multi-Family	125,950,000

Housing: Single Family – 9.4%
		New York State Housing Finance Agency Revenue:
25,000,000	VMIG 1(a)	10 Barclay Street, Series A, LIQ FAC-Fannie Mae, 2.410%, 9/7/05 (b)	25,000,000
22,700,000	VMIG 1(a)	East 39th Street Housing, Series A, Remarketed 11/1/01, Credit Enhanced by FNMA, 2.400%, 9/7/05 (b)(c)	22,700,000
2,600,000	VMIG 1(a)	Housing, Series A, Remarketed 8/2/99, 2.380%, 9/7/05 (b)(c)	2,600,000
4,700,000	A-1+	Normandie Court I Project, LOC-Landesbank Hessen Thuringen Girozentrale, 2.330%, 9/7/05 (b)	4,700,000
25,500,000	Aaa(a)	Victory Housing, Series 2004-A, Credit Enhanced by FNMA, 2.380%, 9/7/05 (b)(c)	25,500,000
		New York State Housing Finance Agency, Service Contract Revenue, Refunding:
6,000,000	A-1+	Series G, LOC-WestLb AG, 2.350%, 9/7/05 (b)	6,000,000
10,800,000	A-1+	Series I, LOC-Landesbank Hessen, 2.350%, 9/7/05 (b)	10,800,000

		Total Housing: Single Family	97,300,000

Industrial Development – 10.1%
500,000	VMIG 1(a)	Babylon, NY, IDA Revenue, J. D’Addario & Co., Inc. Project, LOC-Fleet Bank NA, 2.500%, 9/7/05 (b)(c)	500,000

See Notes to Financial Statements.

CitiSM New York Tax Free Reserves 2005 Annual Report	13

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Industrial Development – 10.1% (continued)
$5,050,000	A-1+	Hempstead, NY, IDA Revenue, Refunding, Trigen Nassau Energy, LOC-Societe Generale, 2.400%, 9/7/05 (b)(c)	$5,050,000
		Jay Street Development Corp., Court Facilities Lease Revenue:
5,740,000	A-1+	New York City, Series A-2, LOC-Depfa Bank PLC, 2.320%, 9/1/05 (b)	5,740,000
10,480,000	A-1+	Series A-2, LOC-Depfa Bank PLC, 2.280%, 9/7/05 (b)	10,480,000
13,400,000	VMIG 1(a)	Liberty, NY, Development Corp. Revenue, 377 Greenwich LLC, LOC-Wells Fargo Bank NA, 2.410%, 9/1/05 (b)	13,400,000
16,000,000		Monroe County, NY, IDA Revenue, Margaret Woodbury Strong, LOC-JP Morgan Chase Bank, 2.460%, 9/1/05 (b)	16,000,000
		New York City, NY, Industrial Development Agency, 1 Bryant Park LLC:
21,000,000	A-1+	Series A, LOC-Bank of America NA, Bank of New York, GIC-Bayerische Landesbank, 2.400%, 9/7/05 (b)	21,000,000
20,350,000	A-1+	Series B, LOC-Bank of America NA, Bank of New York, GIC-Bayerische Landesbank, 2.350%, 9/1/05 (b)	20,350,000
3,170,000	VMIG 1(a)	New York State Urban Development Corp. Revenue, MERLOTS, Series N, SPA-First Union National Bank, 2.390%, 9/7/05 (b)	3,170,000
4,200,000	A-1+	Rockland County, NY, IDA, IDR, Intercos America Inc. Project, LOC-HSBC Bank USA, 2.700%, 9/1/05 (b)(d)	4,200,000
		Suffolk County, NY, IDA, IDR, Spellman/Merrill, Realty:
3,230,000	A-1+	Series A, LOC-HSBC Bank USA, 2.700%, 9/1/05 (b)(c)	3,230,000
1,255,000	A-1+	Series B, LOC-HSBC Bank USA, 2.700%, 9/1/05 (b)(c)	1,255,000

		Total Industrial Development	104,375,000

Life Care Systems – 4.2%
15,865,000	A-1+	Nassau Health Care Corp., New York Revenue, Subseries-2004, Class 2, FSA-Insured, 2.380%, 9/1/05 (b)	15,865,000
21,000,000	A-1+	New York State Dormitory Authority Revenue, Mental Health Facilities Improvement, Series 2A, FSA-Insured, 2.450%, 9/1/05 (b)	21,000,000
5,800,000	A-1+	New York State Dormitory Authority Revenue, Mental Health Services Sub-Series D-2C, MBIA-Insured, LIQ-Landesbank Baden-Wuerttemberg, 2.460%, 9/1/05 (b)	5,800,000

		Total Life Care Systems	42,665,000

Miscellaneous – 9.3%
		ABN-AMRO Munitops Certificates Trust:
21,402,000	Aaa(a)	Series 1999-03, 2.390%, 9/7/05 (b)	21,402,000
7,561,000	AAA(a)	Series 1999-13, 2.370%, 9/7/05 (b)	7,561,000
27,565,000	VMIG 1(a)	Series 2000-07, 2.390%, 9/7/05 (b)	27,565,000
3,030,000	VMIG 1(a)	Series 2000-19, 2.400%, 9/7/05 (b)	3,030,000
4,400,000	A-1+	Capital District Regional Off Track Betting Corp. New York, Series A, LOC-Fleet National Bank, 2.450%, 9/1/05 (b)	4,400,000
13,385,000	A-1	Commonwealth of Puerto Rico, P-Floats PA-944, MBIA-Insured, SPA-Merrill Lynch Capital Services Inc., 2.490%, 9/1/05 (b)	13,385,000

See Notes to Financial Statements.

14	CitiSM New York Tax Free Reserves 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Miscellaneous – 9.3% (continued)
$3,632,000	A-1+	New York Local Government Assistance Corp., Series C, 2.280%, 9/7/05 (b)	$3,632,000
		New York State Dormitory Authority Revenue:
10,000,000	NR	Merlots, Series G, 2.390%, 9/7/05 (b)	10,000,000
5,000,000	A-1	Series PA-449, 2.520%, 9/1/05 (b)	5,000,000

		Total Miscellaneous	95,975,000

Public Facilities – 0.8%
8,205,000	A-1+	New York State Dormitory Authority Revenue, New York Public Library, Series B, MBIA-Insured, SPA-Wachovia Bank NA, 2.330%, 9/7/05 (b)	8,205,000

Transportation – 13.1%
		Metropolitan Transportation Authority of New York Revenue:
28,000,000	A-1+	Dedicated Tax, Series B, FSA-Insured, 2.450%, 9/1/05 (b)	28,000,000
6,885,000	A-1+	Putters, Series 267, MBIA-Insured, 2.520%, 9/1/05 (b)	6,885,000
10,000,000	A-1+	Refunding, Series D-2, FSA-Insured, 2.450%, 9/1/05 (b)	10,000,000
14,000,000	A-1	Series PA-1036, 2.520% due 9/1/05 (b)	14,000,000
1,100,000	A-1+	Metropolitan Transportation Authority Revenue, Refunding, Series G-2, AMBAC-Insured, 2.410%, 9/1/05 (b)	1,100,000
11,495,000	A-1+	New York State Thruway Authority, Service Contract Revenue, Putters, Series 145, 2.520%, 9/1/05 (b)	11,495,000
		Puerto Rico Commonwealth Highway & Transportation Authority Revenue:
800,000	A-1+	Series A, AMBAC-Insured, SPA-Bank of Nova Scotia, 2.290%, 9/7/05 (b)	800,000
2,920,000	A-1	Series PA-331, AMBAC-Insured, 2.490%, 9/1/05 (b)	2,920,000
		Triborough Bridge & Tunnel Authority, New York Revenue:
48,800,000	A-1+	General Series A, SPA-Dexia Credit Local, 2.320%, 9/7/05 (b)	48,800,000
11,520,000	A-1	Putters, Series 304, MBIA-Insured, 2.520%, 9/1/05 (b)	11,520,000

		Total Transportation	135,520,000

Utilities – 6.0%
26,100,000	NR	Long Island Power Authority of New York, Electric System Revenue, 2.500% due 9/27/05 (b)	26,100,000
8,700,000	A-1+	Long Island Power Authority, NY, Electric System Revenue, Subordinated Series 2, 2B, LOC, Bayerische Landesbank-Insured, 2.250%, 9/1/05 (b)	8,700,000
1,400,000	A-1+	Long Island Power Authority, Series 7, Sub-Series 7-B, MBIA-Insured, SPA-Credit Suisse First Boston, 2.330%, 9/7/05 (b)	1,400,000
12,315,000	A-1+	Long Island Power Authority, Series 7, Sub-Series 7-A, MBIA-Insured, SPA-Credit Suisse First Boston, 2.250%, 9/7/05 (b)	12,315,000
		Puerto Rico, Electric Power Authority Revenue:
6,800,000	A-1+	Municipal Securities Trust Recipients, Series SGA 43, MBIA-Insured, SPA-Societe Generale, 2.310%, 9/7/05 (b)	6,800,000
6,995,000	A-1+	Putters, Series 266, FSA-Insured, 2.510%, 9/1/05 (b)	6,995,000

		Total Utilities	62,310,000

See Notes to Financial Statements.

CitiSM New York Tax Free Reserves 2005 Annual Report	15

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Water & Sewer – 3.4%
$10,660,000	A-1	New York City, NY, Municipal Water Finance Authority Water & Sewer System Revenue, Series PA-1021, AMBAC-Insured, TCRS, 2.520%, 9/1/05 (b)	$10,660,000
21,000,000	A-1+	New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Fiscal 2003, Sub-Series C-1, SPA-Depfa Bank PLC, 2.300%, 9/1/05 (b)	21,000,000
4,000,000	A-1	Puerto Rico Commonwealth, Infrastructure Financing Authority, Series PA-498, AMBAC-Insured, 2.490%, 9/1/05 (b)	4,000,000

		Total Water & Sewer	35,660,000

		TOTAL INVESTMENTS – 100.4% (Cost – $1,038,244,666#)	1,038,244,666
		Liabilities in Excess of Other Assets – (0.4)%	(3,794,216)

		TOTAL NET ASSETS – 100.0%	$1,034,450,450

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All Ratings are unaudited.

(a)	Rating by Moody’s Investors Service Inc. All Ratings are unaudited.

(b)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2005. Maturity date shown is the date of the next interest rate reset or actual maturity.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).

#	Aggregate cost for federal income tax purposes is substantially the same.

See pages 17 and 18 for definitions of ratings.

Abbreviations used in this schedule:

AMBAC	—	Ambac Assurance Corporation
BAN	—	Bond Anticipation Notes
FGIC	—	Financial Guaranty Insurance Company
FNMA	—	Federal National Mortgage Association
FSA	—	Financial Security Assurance
GIC	—	Guaranteed Investment Contract
GO	—	General Obligation
HDC	—	Housing Development Corporation
IDA	—	Industrial Development Authority
IDR	—	Industrial Development Revenue
LOC	—	Letter of Credit
MBIA	—	Municipal Bond Investors Assurance Corporation
MFH	—	Multi–Family Housing
SPA	—	Standby Bond Purchase Agreement
TAN	—	Tax Anticipation Notes
TCRS	—	Transferable Custodial Receipts

See Notes to Financial Statements.

16	CitiSM New York Tax Free Reserves 2005 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C”  are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Ca,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” are generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

CitiSM New York Tax Free Reserves 2005 Annual Report	17

Bond Ratings (unaudited) (continued)

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

MIG 1	—	Moody’s highest rating for short-term municipal obligations.

VMIG 1	—	Moody’s highest rating for issues having a demand feature—VRDO.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

18	CitiSM New York Tax Free Reserves 2005 Annual Report

Statement of Assets and Liabilities (August 31, 2005)

ASSETS:
Investments, at amortized cost	$1,038,244,666
Cash	1,815,102
Interest receivable	3,933,468
Receivable for Fund shares sold	3,706,470
Prepaid expenses	31,228

Total Assets	1,047,730,934

LIABILITIES:
Payable for securities purchased	8,575,820
Payable for Fund shares repurchased	2,964,215
Dividends payable	1,087,183
Management fee payable	282,055
Distribution/Service fee payable	216,033
Transfer agent fees payable	22,576
Trustees’ fees payable	16,789
Accrued expenses	115,813

Total Liabilities	13,280,484

Total Net Assets	$1,034,450,450

NET ASSETS:
Par value (Note 3)	$10,344
Paid-in capital in excess of par value	1,034,390,656
Undistributed net investment income	45,055
Accumulated net realized gain on investments	4,395

Total Net Assets	$1,034,450,450

Shares Outstanding	1,034,401,000

Net Asset Value	$1.00

See Notes to Financial Statements.

CitiSM New York Tax Free Reserves 2005 Annual Report	19

Statement of Operations (For the year ended August 31, 2005)

INVESTMENT INCOME (Note 1):	$21,043,564

EXPENSES:
Management fee (Note 2)	4,765,969
Distribution/Service fees (Note 2)	2,647,761
Transfer agent fees	180,084
Custody and fund accounting fees	89,613
Legal fees	83,160
Shareholder reports	76,646
Audit and tax	30,441
Trustees’ fees	17,721
Registration fees	17,642
Insurance	14,134
Miscellaneous expenses	9,628

Total Expenses	7,932,799
Less: Management fee waiver (Note 2)	(1,047,533)
Fees paid indirectly (Note 1e)	(1,089)

Net Expenses	6,884,177

Net Investment Income	14,159,387

Net Realized Gain on Investments	49,450

Increase in Net Assets From Operations	$14,208,837

See Notes to Financial Statements.

20	CitiSM New York Tax Free Reserves 2005 Annual Report

Statements of Changes in Net Assets (For the years ended August 31,)

	2005	2004

OPERATIONS:
Net investment income	$14,159,387	$4,329,339
Net realized gain	49,450	74,800

Increase in Net Assets From Operations	14,208,837	4,404,139

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(14,114,332)	(4,329,339)
Net realized gains	(119,855)	(430,929)

Decrease in Net Assets From Distributions to Shareholders	(14,234,187)	(4,760,268)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	1,679,521,770	1,335,663,609
Reinvestment of distributions	3,781,513	1,333,902
Cost of shares repurchased	(1,712,879,726)	(1,457,145,708)

Decrease in Net Assets From Fund Share Transactions	(29,576,443)	(120,148,197)

Decrease in Net Assets	(29,601,793)	(120,504,326)

NET ASSETS:
Beginning of year	1,064,052,243	1,184,556,569

End of year*	$1,034,450,450	$1,064,052,243

* Including undistributed net investment income	$45,055	—

See Notes to Financial Statements.

CitiSM New York Tax Free Reserves 2005 Annual Report	21

Financial Highlights

    For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Income From Operations:
Net investment income and net realized gain(1)	0.014	0.004	0.006	0.011	0.029

Less Distributions From:
Net investment income and net realized gain(3)	(0.014)	(0.004)	(0.006)	(0.011)	(0.029)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(1)	1.36%	0.42%	0.63%	1.09%	2.94%

Net Assets, End of Year (000s)	$1,034,450	$1,064,052	$1,184,557	$1,340,677	$1,397,782

Ratios to Average Net Assets:
Gross expenses	0.75%	0.74%	0.75%	0.77%	0.85%
Net expenses(2)(3)	0.65	0.65	0.65	0.65	0.65
Net investment income(2)	1.34	0.38	0.63	1.08	2.88

(1)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(2)	The Fund’s Manager waived a portion of its management fee. Such waivers are voluntary and may be terminated at any time.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the fund will not exceed 0.65%.

See Notes to Financial Statements.

22	CitiSM New York Tax Free Reserves 2005 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

     Citi New York Tax Free Reserves (the “Fund”) is a separate non-diversified series of CitiFunds Trust III (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Investment Manager of the Fund is Citi Fund Management Inc. (the “Manager”). Citigroup Global Markets Inc. (“CGM”) is the Fund’s Distributor. Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acts as the Fund’s transfer agent.

     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act which approximates market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Funds’ use of amortized cost is subject to their compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

     (b) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

     (c) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

     Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

     (d) Expenses. The Fund bears all the costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more Funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

CitiSM New York Tax Free Reserves 2005 Annual Report	23

Notes to Financial Statements (continued)

     (e) Fees Paid Indirectly. The Fund’s custodian calculates its fees based on the Fund’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

     (f) Distributions to Shareholders. Distributions on the shares of the Fund are declared each business day, as of 12:00 noon Eastern Time, to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

     (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the year ended August 31, 2005, the Fund had no reclassifications.

2. Management Agreement and Other Transactions with Affiliates

The Manager is responsible for overall management of the Fund’s business affairs, and has a Management Agreement with the Fund. The Manager or an affiliate also provides certain administrative services to the Fund.

     The management fees paid to the Manager are accrued daily and payable monthly. The management fee is computed at an annual rate of 0.45% of the Fund’s average daily net assets. The management fees amounted to $4,765,969, of which $1,047,533 was voluntarily waived for the year ended August 31, 2005. Such waiver is voluntary and may be terminated at any time at the discretion of the Manager.

     Effective October 1, 2005, the Fund’s investment management fee, which is calculated daily and payable monthly, will be revised from 0.45% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Fund’s Fee Rate Average Daily Net Assets	Management Fee Rate

First $1 billion	0.450%
Next $1 billion	0.425
Next $3 billion	0.400
Next $5 billion	0.375
Over $10 billion	0.350

     The Fund adopted a Service Plan pursuant to Rule l2b-1 under the 1940 Act. The Service Plan allows the Fund to pay a monthly fee not to exceed 0.25% of the average daily net assets represented by Class N shares. The Service fees paid for Class N amounted to $2,647,761.

     These fees may be used to make payments to the Distributor and to Service Agents or others as compensation for the sale of Fund shares or for advertising, marketing or other promotional activity, and for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and

24	CitiSM New York Tax Free Reserves 2005 Annual Report

Notes to Financial Statements (continued)

existing shareholders. The Fund may also make payments to the Distributor and others for providing personal service or the maintenance of shareholder accounts.

     The Trust pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain of the officers and a Trustee of the Trust are officers and a director of the Manager or its affiliates.

     The Trustees of the Fund have adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Three former Trustees are currently receiving payments under the Plan. In addition, two other former Trustees received a lump sum payment under the Plan. The Portfolio’s allocable share of the liability at August 31, 2005 was $16,069.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with par value $0.00001 per share.

     Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, are equal to the dollar amounts shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4. Investment Transactions

Purchases, maturities and sales of money market instruments aggregated $2,955,969,305 and $2,979,114,082, respectively, for the year ended August 31, 2005.

5. Income Tax Information and Distributions to Shareholders

Subseqent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class N

Daily
9/30/05	$0.0120

CitiSM New York Tax Free Reserves 2005 Annual Report	25

Notes to Financial Statements (continued)

     The tax character of distributions paid during the fiscal year ended August 31 were as follows:

	2005	2004

Distributions paid from:
Tax-Exempt Income	$14,114,332	$4,329,339

Net long-term Capital Gains	119,855	430,929

Total Taxable Distributions	$119,855	$430,929

Total Distributions Paid	$14,234,187	$4,760,268

     As of August 31, 2005, there were no significant differences between the book and tax components of net assets.

6. Regulatory Matters and Related Litigation

On May 31, 2005, the U.S. Securities and Exchange Commission (‘‘SEC’’) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (‘‘SBFM’’) and Citigroup Global Markets Inc. (‘‘CGMI’’) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the ‘‘Funds’’).

     The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (‘‘Advisers Act’’). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (‘‘First Data’’), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (‘‘CAM’’), the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also

26	CitiSM New York Tax Free Reserves 2005 Annual Report

Notes to Financial Statements (continued)

requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

     The Fund did not implement the contractual arrangement described above and will not receive payments.

     Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

7. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason’’).

     As part of this transaction, Citi Fund Management Inc. (the “Manager’’), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

CitiSM New York Tax Free Reserves 2005 Annual Report	27

Notes to Financial Statements (continued)

     Under the 1940 Act, consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement with the manager. Therefore, the Fund’s Board has approved a new investment management agreement between the Fund and the manager to become effective upon the closing of the sale to Legg Mason. The new investment management agreement contract has been presented to the shareholders of the Fund for their approval.

8. Subsequent Event

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Citi Fund Management Inc. (“CFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

     On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed CFM that the staff is considering recommending that the Commission institute administrative proceedings against CFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from CFM.

     Although there can be no assurance, CFM believes that this matter is not likely to have a material adverse effect on the Fund or CFM’s ability to perform investment advisory services relating to the Fund.

     The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

28	CitiSM New York Tax Free Reserves 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Citi New York Tax Free Reserves:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Citi New York Tax Free Reserves of CitiFunds Trust III (the “Trust”) (a Massachusetts business trust) as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi New York Tax Free Reserves of CitiFunds Trust III as of August 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 21, 2005

CitiSM New York Tax Free Reserves 2005 Annual Report	29

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Citi New York Tax Free Reserves (the “Fund”), a series of CitiFunds Trust III, including the Fund’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor, as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

     The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-today portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered, based on its knowledge

30	CitiSM New York Tax Free Reserves 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

     The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

     The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

     The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “New York tax exempt money market funds” by Lipper, showed, among other data, that the Fund’s performance for the 1-year period ended March 31, 2005 was below the median while the performance for the 3-, 5- and 10-year periods ended March 31, 2005 was slightly below or within the median range. The Board took into account the Manager’s discussion of the Fund’s performance. The Manager noted that the Fund is invested with the objective of providing liquidity and income consistent with the preservation of shareholders’ capital.

     Based on their review, which included careful consideration of all of the factors noted above, the Board, mindful of the proposed transaction with Legg Mason, concluded that it will continue to evaluate the Fund’s performance and investment strategies and any actions taken by the Manager to improve performance.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice.

     Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees

CitiSM New York Tax Free Reserves 2005 Annual Report	31

Board Approval of Management Agreement (unaudited) (continued)

charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

     Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributor and how the amounts received by the distributor are paid.

     The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail no-load funds (including the Fund) classified as “New York tax exempt money market funds” and “California tax exempt money market funds” and chosen to be comparable to the Fund by Lipper, showed that the Fund’s Contractual Management Fee and Actual Management Fee (which reflects a fee waiver) were better than the median of its Expense Group. The Fund’s actual total expense ratio was also better than the median of its Expense Group. The Board also took into account that the Manager had agreed to institute fee breakpoints effective October 1, 2005, which would result in a reduction in the Fund’s overall effective Contractual Management Fee rate. The Board noted that the Manager also had agreed to continue its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than both the current and proposed contractual rates.

     Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow.

32	CitiSM New York Tax Free Reserves 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

     The Board noted that the Manager had agreed to institute breakpoints in the management fee effective October 1, 2005, and that the Fund’s asset level would exceed the proposed breakpoints and, as a result, the Fund and its shareholders would realize the benefit of a lower total expense ratio than if no breakpoints had been in place. The Board also noted that as the Fund’s assets have increased over time, fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board determined that the management fee structure, including the proposed breakpoints, was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

     In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

     In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the proposed continuance of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

CitiSM New York Tax Free Reserves 2005 Annual Report	33

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Citi New York Tax Free Reserves (the “Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken Citigroup Asset Management (“CAM”) 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Executive Vice President and Chief Operations Officer, DigiGym Systems (on-line personal training systems) (since 2001); Consultant, Catalyst (consulting) (since 1984); Chief Executive Officer, Motocity USA (motorsport racing) (since 2004)	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since) 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

34	CitiSM New York Tax Free Reserves 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Donald M. Carlton c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation(engineering) (since 1999); former Chief Executive Officer, Radian International L.L.C. (engineering) (from 1996 to 1998); Member of the Management Committee, Signature Science (research and development) (since 2000)	32

Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric) utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); former Director, Valcro Energy (petroleum refining) (from 1999 to 2003)

A. Benton Cocanougher c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former Special Advisor to the President, Texas A&M University (from 2002 to 2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001)	32	None

CitiSM New York Tax Free Reserves 2005 Annual Report	35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Mark T. Finn c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001

Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment advisory and consulting firm) (since 1998); former Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (from 1988 to 2001); former General Partner and Shareholder, Greenwich Ventures, L.L.C. (investment partnership) (from 1996 to 2001); former President, Secretary, and Owner, Phoenix Trading Co. (commodity trading advisory firm) (from 1997 to 2000)

				37	Former President and Director, Delta Financial, Inc. (investment advisory firm) (from 1983 to 1999)

Stephen Randolph Gross c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); former Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (from 1998 to 2003); former Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); former Partner, Capital investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); former Secretary, Carint N.A. (manufacturing) (from 1998 to 2002)	37

Director, Andersen Calhoun (assisted living) (since 1987); former Director, Yu Save, Inc. (internet company) (from 1998 to 2000); former Director, Hotpalm.com, Inc. (wireless applications) (from 1998 to 2000); former Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); former Director, ebank.com, Inc. (from 1997 to 2004)

36	CitiSM New York Tax Free Reserves 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Diana R. Harrington c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1993)	37	None

Susan B. Kerley c/o R. Jay Gerken CAM 399 Park Avenue New York, NY10022 Birth Year: 1951	Trustee	Since 1992	Consultant, Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex)

Alan G. Merten c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996)	32	Director, Xybernaut Corporation (information technology) (since 2004); Director, Digital Net Holdings, Inc. (since 2003); Director, Comshare, Inc. (information technology) (from1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Professor of Finance, University of Houston (from 1977 to 2002); independent consultant (since 1984)	32	None

CitiSM New York Tax Free Reserves 2005 Annual Report	37

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Interested Trustee:
R. Jay Gerken, CFA** CAM 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President, and Chief Executive Officer	Since 2002

Managing Director of Citigroup Global Markets (“CGM”) (since 1996); Chairman, President, and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Advisers, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)’ Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)

				171	N/A

Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM

				N/A	N/A

Frances M. Guggino CAM 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer Controller	Since 2004 2002-2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup	N/A	N/A

38	CitiSM New York Tax Free Reserves 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Officers:
Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundring Compliance Officer	Since 2002	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual	N/A	N/A
	Chief Compliance Officer	Since 2004

funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Chief Compliance Officer, SBFM and CFM; Formerly Chief Compliance Officer of TIA (from 2002 to 2005)

Wendy S. Setnicka CAM 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM (since 2003); Controller of certain mutual funds associated with Citigroup; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM(from 1998 to 2002)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of certain mutual funds associated with Citigroup; Chief Legal Officer of mutual funds associated with Citigroup

				N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of the Manager and certain of its affiliates.

CitiSM New York Tax Free Reserves 2005 Annual Report	39

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended August 31, 2005 qualify as tax-exempt interest dividends for Federal income tax purposes.

          Additionally, the Fund paid a long-term capital gain distribution of $0.0001122 to shareholders of record on December 31, 2004.

          Please retain this information for your records.

40	CitiSM New York Tax Free Reserves 2005 Annual Report

CitiSM New York Tax Free Reserves

TRUSTEES
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
R. Jay Gerken, CFA*
Chairman
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

OFFICERS*
R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Frances M. Guggino
Chief Financial Officer
and Treasurer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT MANAGER
Citi Fund Management Inc.
100 First Stamford Place
Stamford, CT 06902

DISTRIBUTOR
Citigroup Global Markets Inc.

TRANSFER AGENT
Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, NY 10004

SUB-TRANSFER AGENT
PFPC Inc.
P.O. Box 9699
Providence, RI 02940-9699

SUB-TRANSFER AGENT
AND CUSTODIAN
State Street Bank and Trust
   Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110

*Affiliated Person of Investment Manager

This report is submitted for the general information of the shareholders of Citi℠ New York Tax Free Reserves.

©2005 Citicorp
Citigroup Global Markets Inc.

CFA/NYR/805 05-9164

citigroup asset management

CitiFund Trust III
Citi℠ New York Tax Free Reserves

The Fund is a separate investment fund of the CitiFunds Trust III, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on the Fund's website at www.citigroupam.com and (3) on the SEC's website at www.sec.gov.

EXPERIENCE

Citi℠ California Tax Free Reserves

ANNUAL REPORT

AUGUST 31, 2005

citigroup asset management

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

CitiSM California Tax Free Reserves

A n n u a l  R e p o r t  •  A u g u s t  3 1,  2 0 0 5

What’s Inside	Letter from the Chairman	1
	Manager Overview	4
	Fund Facts	6
	Fund at a Glance	7
	Fund Expenses	8
	Fund Performance	10
	Historical Performance	10
	Schedule of Investments	11
	Statement of Assets and Liabilities	17
Fund Objective To provide its shareholders with high levels of current income exempt from both federal and California personal income taxes,* preservation of capital and liquidity. * A portion of the income may be subject to the Federal Alternative Minimum Tax (AMT). Consult your personal tax adviser.	Statement of Operations	18
	Statements of Changes in Net Assets	19
	Financial Highlights	20
	Notes to Financial Statements	21
	Report of Independent Registered Public Accounting Firm	27
	Board Approval of Management Agreement	28
	Additional Information	32
	Important Tax Information	37

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Letter from the Chairman

Dear Shareholder,

The U.S. economy overcame several obstacles during the reporting period and continued to expand at a brisk pace. Rising interest rates, record high oil prices and geopolitical issues threatened to send the economy into a “soft patch.” In addition, the devastation caused by Hurricane Katrina led to fears of a possible recession. However, when all was said and done, fourth quarter 2004 and first quarter 2005 gross domestic product (“GDP”)i growth was 3.8% and for second quarter GDP growth was 3.3%, another solid advance. This marked nine consecutive quarters when GDP grew 3.0% or more.

     As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. After raising interest rates in June and August 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times. All told, the Fed’s ten rate hikes have brought the target for the federal funds rate from 1.00% to 3.50%. Following the end of the Fund’s reporting period, at its September meeting, the Fed once again raised the target rate by 0.25% to 3.75%.

     During much of the reporting period, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 1.50% and the yield on the 10-year Treasury was 4.13%. When the reporting period ended, the federal funds rate had risen to 3.50% and the 10-year yield had fallen to 4.02%. Given the rise in short-term interest rates, the yields available from money market instruments rose steadily over the fiscal year.

     Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

CitiSM California Tax Free Reserves 2005 Annual Report	1

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, Citi Fund Management Inc. (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Board of Trustees has approved a new investment management contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to shareholders for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

     Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

2	CitiSM California Tax Free Reserves 2005 Annual Report

     As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 21, 2005

CitiSM California Tax Free Reserves 2005 Annual Report	3

Manager Overview

CHARLES K. BARDES
Portfolio Manager

Q.      What were the overall market conditions during the Fund’s reporting period?

A.      With the U.S. economy expanding at a brisk pace, the Fed continued to raise short-term interest rates in an attempt to keep inflation at bay. From June 2004 through the end of August 2005, the Fed has raised rates on ten occasions, bringing the federal funds rate from 1.00% to 3.50%. Part of the Fed’s inflationary concerns over the period were due to a potential “bubble” in the real estate market as well as record high oil prices. This more than offset fears of a slowing economy due to the devastation from Hurricane Katrina.

     Over the period, the yields available from tax-free money market instruments steadily rose in conjunction with the Fed’s rate hikes. Overall strong demand in the municipal bond market kept credit spreads relatively tight and opportunities to generate incremental yield fairly limited.

Performance Review

As of August 31, 2005, the seven-day current yield for CitiSM California Tax Free Reserves was 1.78% and its seven-day effective yield, which reflects compounding, was 1.80%.1

     Both yields include a voluntary waiver of the management fee. This waiver may be reduced or terminated at any time. If the full management fee had been included, the seven-day current yield would have been 1.63% and the seven-day effective yield would have been 1.65%.

     Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

CitiSM California Tax Free Reserves Yields as of August 31, 2005 (unaudited)

Seven-day current yield[1]	1.78%

Seven-day effective yield[1]	1.80%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Both yields reflect fee waivers which are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the seven-day current yield would have been 1.63% and the seven-day effective yield would have been 1.65%.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

4	CitiSM California Tax Free Reserves 2005 Annual Report

     An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q.	What were the most significant factors affecting the Fund’s performance?

What were the leading contributors to performance?

A.     As a tax-free money market fund, our primary goals are to seek tax-free current income and preservation of capital. As such, we continued to emphasize high quality securities that we believed would help us meet our investment objectives.

     Given the rising interest rate environment and our belief that the Fed would continue to raise rates, the Fund’s weighted average maturity (WAM) was largely neutral to that of its benchmark over the fiscal year. We believed this was a prudent approach, as it allowed us to capture higher yields when the Fed raised rates as the proceeds from the Fund’s maturing securities were reinvested into securities offering higher yields.

What were the leading detractors from performance?

A.     Given our thorough credit and yield curve analysis, we were able to maintain a high quality, diversified portfolio over the reporting period. We did not invest in any particular securities that were detrimental to performance over the fiscal year.

Q.	Were there any significant changes made to the Fund during the reporting period?

A.     There were no significant changes to the portfolio. Throughout the fiscal year, we continued to emphasize variable rate demand notes, which are short-term tax-exempt instruments whose rates reset daily or weekly. This allowed us to capitalize on the rising interest rate environment. The Fund’s overall WAM remained neutral to the benchmark and we continued to selectively purchase individual securities that offered somewhat higher yields, yet were consistent with our goal of capital preservation.

     Thank you for your investment in CitiSM California Tax Free Reserves. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Charles K. Bardes
Portfolio Manager

September 21, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

CitiSM California Tax Free Reserves 2005 Annual Report	5

Fund Facts

Fund Objective

To provide its shareholders with high levels of current income exempt from both federal and California personal income taxes,* preservation of capital and liquidity.

Investment Manager	Distributions
Citi Fund Management Inc.	Declared daily, paid monthly

Commencement of Operations	Benchmark**
March 10, 1992	• iMoneyNet, Inc. California Tax
Free Money Market Funds Average

Net Assets as of 8/31/05
$264.6 million

*	A portion of the income may be subject to the Federal Alternative Minimum Tax (AMT). Consult your personal tax adviser.

**	The iMoneyNet, Inc. Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives. Citi is a service mark of Citicorp.

6	CitiSM California Tax Free Reserves 2005 Annual Report

Fund at a Glance (unaudited)

CitiSM California Tax Free Reserves

Investment Breakdown

As a Percent of Total Investments

Water & Sewer
18.7%
Housing: Multi-Family
12.8%
Finance
12.2%
Education
10.6%
Miscellaneous
9.1%
Electric
7.7%
Transportation
7.3%
Hospital
5.1%
Pollution Control
3.8%
General Obligations
3.1%
Utility
3.0%
Life Care Systems
2.8%
Industrial Development
2.0%
Housing: Single-Family
1.8%
0.0%
5.0%
10.0%
15.0%
20.0%
August 31, 2005

CitiSM California Tax Free Reserves 2005 Annual Report	7

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution/service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on March 1, 2005 and held for the six months ended August 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Citi California Tax Free Reserves	0.81%	$1,000.00	$1,008.10	0.65%	$3.29

(1)	For the six months ended August 31, 2005.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers. Past performance is no guarantee of future results. In the absence of fee waivers, the total return would have been lower.

(3)

Expenses (net of voluntary fee waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	CitiSM California Tax Free Reserves 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Citi California Tax Free Reserves	5.00%	$1,000.00	$1,021.93	0.65%	$3.31

(1)	For the six months ended August 31, 2005.

(2)

Expenses (net of voluntary fee waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

CitiSM California Tax Free Reserves 2005 Annual Report	9

Fund Performance (unaudited)

Total Returns

All Periods Ending August 31, 2005	One Year	Five Years*	Ten Years*

CitiSM California Tax Free Reserves	1.31%	1.20%	2.04%

iMoneyNet, Inc. California Tax Free Money Market Funds Average	1.35	1.21	2.05

* Average Annual Total Return

7-Day Yields(1)

Annualized Current	1.78%

Effective	1.80

(1)     The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized, the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield may be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note:

A money market fund’s yield more closely reflects the current earnings of the fund than does the total return.

Although money market funds seek to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Mutual fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of distributions, including return of capital, if any. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund’s returns and yields would have been lower.

Historical Performance (unaudited)

Comparison of 7-Day Yields for CitiSM California Tax Free Reserves Class N vs. iMoneyNet, Inc. California Tax Free Money Market Funds Average

As illustrated, CitiSM California Tax Free Reserves generally provided a similar annualized seven-day yield to that of the iMoneyNet, Inc. California Tax Free Money Market Funds Average, as published in iMoneyNet, Inc. Money Fund Report™, for the one-year period.

10	CitiSM California Tax Free Reserves 2005 Annual Report

Schedule of Investments (August 31, 2005)

CITI CALIFORNIA TAX FREE RESERVES

Face
Amount	Rating‡	Security	Value

Education – 10.5%
		California EFA Revenue:
$1,085,000	VMIG 1(a)	Pepperdine University, Series B, 2.440%, 9/1/05 (b)	$1,085,000
10,000,000	A-1+	Stanford University, Series S-4, 2.390%, 9/1/05 (b)	10,000,000
1,150,000	Aaa(a)	Pasadena, CA, USD, Refunding, FSA-Insured, 3.750%, 11/1/05	1,152,313
1,425,000	F-1(c)	San Diego County, CA, COP, Friends of Chabad, LOC-Comerica Bank, 2.500%, 9/1/05 (b)	1,425,000
5,000,000	SP-1+	Sunnyvale, CA, School District, Tax & Revenue Anticipation Notes, 4.000%, 8/24/06	5,057,081
2,600,000	VMIG 1(a)	Val Verde, CA, Union School District COP, Land Bank Program, Series A, LOC-Bank of America, 2.400%, 9/1/05 (b)	2,600,000
6,540,000	A-1+	William S Hart, CA, Union High School District COP, School Facilities Bridge Program, FSA-Insured, 2.450%, 9/1/05 (b)	6,540,000

		Total Education	27,859,394

Electric – 7.7%
		California State Department Water Reservoir Power Supply Revenue:
9,850,000	A-1+	Putters, Series 344, AMBAC-Insured, 2.520%, 9/1/05 (b)	9,850,000
6,000,000	A-1+	Series C-14, LOC-Westdeutsche Landesbank, 2.400%, 9/1/05 (b)	6,000,000
4,500,000	AAA	Puerto Rico, Electric Power Authority Revenue, Municipal Securities Trust Recipients, Series SGA 43, MBIA-Insured, SPA-Societe Generale, 2.310%, 9/7/05 (b)	4,500,000

		Total Electric	20,350,000

Finance – 12.1%
		California Infrastructure & Economic Development Bank Revenue, J Paul Getty Trust:
3,000,000	A-1+	Series A, 1.620%, 10/3/05 (d)	3,000,000
		Series B:
1,000,000	A-1+	1.620%, 10/3/05 (d)	1,000,000
2,500,000	A1+	2.250%, 2/2/06 (d)	2,500,000
1,600,000	A-1+	California State Economic Recovery, Series C-9, LOC-Bank of Nova Scotia, 2.200%, 9/1/05 (b)	1,600,000
6,895,000	A-1+	Los Angeles, CA, Convention & Exhibition Center Authority
		Lease Revenue, Series F, SPA-JPMorgan Chase Bank,
		AMBAC-Insured, 2.330%, 9/7/05 (b)	6,895,000
800,000	A-1	Puerto Rico Commonwealth, Government Development Bank, Refunding, MBIA-Insured, SPA-Credit Suisse, 2.220%, 9/7/05 (b)	800,000
		Puerto Rico Public Finance Corp.:
2,000,000	A-1+	Series PA-579, AMBAC-Insured, 2.490%, 9/8/05 (b)	2,000,000
2,300,000	A-1	Series 111, AMBAC-Insured, 2.470%, 9/1/05 (b)	2,300,000
10,000,000	SP-1+	Sacramento County, CA, Tax & Revenue Anticipation
		Notes, Series A, 4.000%, 7/10/06	10,121,630

See Notes to Financial Statements.

CitiSM California Tax Free Reserves 2005 Annual Report	11

Schedule of Investments (August 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

Finance – 12.1% (continued)
$1,715,000	A-1	Virgin Islands Public Finance Authority Revenue,
		PA-1233, FSA-Insured, 2.510%, 9/8/05 (b)	$1,715,000

		Total Finance	31,931,630

General Obligations – 3.1%
2,000,000	A-1+	California State, Series A-1, 2.350%, 9/1/05 (b)	2,000,000
		Irvine Ranch, CA Water District, GO:
1,390,000	A-1+	Consolidated Improvement District, LOC-Landesbank Baden, 2.270%, 9/6/05 (b)	1,390,000
400,000	A-1+	LOC-Bank of America, 2.200%, 9/1/05 (b)	400,000
1,900,000	VMIG 1(a)	Oakland, CA, GO, Series 756, FGIC-Insured, 2.470%, 9/1/05 (b)	1,900,000
2,355,000	VMIG 1(a)	Puerto Rico Municipal Finance Agency, Floater Certificates, Series 225, FSA-Insured, 2.470%, 9/1/05 (b)	2,355,000

		Total General Obligations	8,045,000

Hospitals – 5.0%
11,400,000	A-1+	California Health Facilities Finance Authority, Sisters of
		Charity Health Systems, 2.300%, 9/7/05 (b)	11,400,000
1,900,000	A-1+	Newport Beach, CA, Revenue, Hoag Memorial
		Presbyterian Hospital, 2.310%, 9/6/05 (b)	1,900,000

		Total Hospitals	13,300,000

Housing: Multi-Family – 12.7%
3,580,000	A-1+	Anaheim, CA, MFH Revenue, Cobblestone Apartments, Series B, FNMA-Collateralized, 2.490%, 9/1/05 (b)(d)	3,580,000
3,330,000	A-1+	California Housing Finance Agency Revenue, MFH, Series B, AMBAC-Insured, 2.380%, 9/7/05 (b)(d)	3,330,000
1,400,000	VMIG 1(a)	California Statewide Communities Development Authority Multifamily Revenue, Refunding, Housing, IAC Project, Series W-3, LOC-Wells Fargo Bank NW NA, 2.350%, 9/7/05 (b)(d)	1,400,000
		California Statewide Community CDA Multifamily Revenue:
4,150,000	A-1+	Refunding Housing, Foxwood Apartments, Series J,
		LOC-Well Fargo Bank, 2.470%, 9/1/05 (b)	4,150,000
8,000,000	A-1+	River Run, Senior Apartments, Project LL, FHLB-Collateralized, 2.490%, 9/1/05 (b)(d)	8,000,000
5,250,000	A-1+	Village At Hesperia, Series CCC, FNMA-Collateralized,
		2.490%, 9/1/05 (b)(d)	5,250,000
5,800,000	A-1+	Village Green Apartments, Series II, FHLMC-Collateralized, 2.490%, 9/1/05 (b)(d)	5,800,000
2,000,000	A-1+	Sacramento County, CA, Development Authority, MFH Revenue, Natomas Park Apartments, Issue B, FNMA-Collateralized, 2.490%, 9/1/05 (b)(d)	2,000,000

		Total Housing: Multi-Family	33,510,000

See Notes to Financial Statements.

12	CitiSM California Tax Free Reserves 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

Housing: Single Family – 1.8%
$4,800,000	VMIG 1(a)	Sacramento County, CA, City Financing Authority Lease Revenue, Series G, AMBAC-Insured, 2.520%, 9/8/05 (b)	$4,800,000

Industrial Development – 2.0%
2,700,000	A-1+	California Infrastructure & Economic Development Bank Industrial Revenue, Series B, AMBAC-Insured, 2.200%, 9/1/05 (b)	2,700,000
2,640,000	F-1+(c)	California Statewide CDA, IDR, Florestone Products Project, LOC-Wells Fargo Bank, 2.450%, 9/7/05 (b)(d)	2,640,000

		Total Industrial Development	5,340,000

Life Care Systems – 2.8%
5,000,000	A-1+	Antelope Valley, CA, Health Care District, Series A,
		LOC-JP Morgan Chase Bank, 2.420%, 9/1/05 (b)	5,000,000
2,450,000	A-1	California Statewide Community Development Corp., COP, Covenant Retirement Communities, LOC-Lasalle National Bank, 2.420%, 9/1/05 (b)	2,450,000

		Total Life Care Systems	7,450,000

Miscellaneous – 9.1%
3,000,000	VMIG 1(a)	ABN Amro Municipal Certificates Trust, Series 1998-10, SPA-ABN Amro Bank NV, FGIC-Insured, 2.390%, 9/7/05 (b)	3,000,000
3,000,000	SP-1+	Los Angeles, CA, Tax Anticipation Notes, 4.000%, 6/30/06	3,032,641
2,800,000	A-1+	San Bernardino County, CA, COP, Medical Center Financing Project, MBIA-Insured, 2.160%, 9/7/05 (b)	2,800,000
12,500,000	SP-1+	Santa Barbara County, CA, Tax & Revenue Anticipation Notes, Series A, 4.000%, 7/25/06	12,649,315
2,540,000	A-1+	Westminster, CA, RDA Tax Allocation Revenue, Commerical Redevelopment Project Number 1, SPA-Landesbank Hessen, AMBAC-Insured, 2.450%, 9/1/05 (b)	2,540,000

		Total Miscellaneous	24,021,956

Pollution Control – 3.8%
10,000,000	A-1+	California PCFA, PCR, Pacific Gas & Electric, Series C, 2.240%, 9/1/05 (b)	10,000,000

Transportation – 7.2%
8,280,000	A-1+	Bay Area Toll Authority, California Toll Bridge Revenue, San Francisco Bay Area, Series A, AMBAC-Insured, 2.370%, 9/1/05 (b)	8,280,000
4,800,000	Aaa(a)	San Francisco, CA, City & County Airports Community, Trust Receipts, Series SSP-38A, FSA-Insured, 2.440%, 9/7/05 (b)(d)	4,800,000
6,000,000	A-1+	Santa Clara Valley Transportation Authority, Sales Tax Revenue, Refunding, Series C, AMBAC-Insured, 2.410%, 9/1/05 (b)	6,000,000

		Total Transportation	19,080,000

See Notes to Financial Statements.

CitiSM California Tax Free Reserves 2005 Annual Report	13

Schedule of Investments (August 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

Utility – 3.0%
$8,000,000	A-1+	California State Department of Water Resources Power Supply Revenue, Series B-4, LOC-Bayerische Landesbank, 2.200%, 9/1/05 (b)	$8,000,000

Water & Sewer – 18.5%
3,800,000	A-1+	Eastern Municipal Water District, California Water & Sewer Revenue COP, Refunding, Series B, MBIA-Insured, 2.450%, 9/1/05 (b)	3,800,000
9,000,000	A1+	Los Angeles, CA, Waste Water Systems Revenue, Sub-Series B, SPA-FGIC, FGIC-Insured, 2.150%, 12/15/05 (b)	9,000,000
18,000,000	A-1+	Los Angeles, CA, Water & Power Revenue, Power System, Subseries A-8, 2.450%, 9/1/05 (b)	18,000,000
3,000,000	A-1+	Manteca, CA, Financing Authority Water Revenue, MSTC, SGA-147, LOC-Societe General, MBIA-Insured, PART, 2.320%, 9/7/05 (b)	3,000,000
		Metropolitan Water District of Southern California:
1,000,000	A-1+	Series A, SPA-Landesbank Baden-Wuerttemberg, 2.390%, 9/1/05 (b)	1,000,000
3,000,000	A-1+	Series C, SPA-Dexia Credit Local, 2.410%, 9/1/05 (b)	3,000,000
2,195,000	A-1+	Series C-2, SPA-Dexia Credit Local, 2.400%, 9/1/05 (b)	2,195,000
4,800,000	A-1+	Metropolitan Water District Southern California Waterworks Revenue, Authorization, Series B, SPA-Landesbank Hessen, 2.410%, 9/1/05 (b)	4,800,000
3,300,000	A-1+	Otay, CA, Water District COP, Capital Projects, LOC-Landesbank Hessen, 2.300%, 9/7/05 (b)	3,300,000
900,000	A-1+	Puerto Rico Commonwealth, Infrastructure Financing Authority, Series PA-498, AMBAC-Insured, 2.492%, 9/8/05 (b)	900,000

		Total Water & Sewer	48,995,000

		TOTAL INVESTMENTS – 99.3% (Cost – $262,682,980#)	262,682,980
		Other Assets in Excess of Liabilities – 0.7%	1,926,037

		TOTAL NET ASSETS – 100.0%	$264,609,017

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.

(a)	Rating by Moody’s Investors Service. All ratings are unaudited.

(b)	Interest rate disclosed are those which are in effect at August 31, 2005. Maturity date shown is the date of the next reset date or actual maturity.

(c)	Rating by Fitch Rating Service. All ratings are unaudited.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AMBAC	–	Ambac Assurance Corporation
CDA	–	Community Development Authority
COP	–	Certificate of Participation
EFA	–	Educational Facilities Authority
FGIC	–	Financial Guaranty Insurance Company
FHLB	–	Federal Home Loan Bank
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
FSA	–	Financial Security Assurance
GO	–	General Obligation
IAC	–	Intergovernmental Advisory Committee
IDR	–	Industrial Development Revenue
LOC	–	Letter of Credit
MBIA	–	Municipal Bond Investors Assurance Corporation
MFH	–	Multi-Family Housing
MSTC	–	Municipal Securities Trust Certificates
PART	–	Partnership Structure
PCFA	–	Pollution Control Finance Authority
PCR	–	Pollution Control Revenue
RDA	–	Redevelopment Agency
SPA	–	Standby Bond Purchase Agreement
USD	–	Unified School District

See pages 15 and 16 for definitions of ratings.

See Notes to Financial Statements.

14	CitiSM California Tax Free Reserves 2005 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC,
CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Ca,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of invest-
ment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamen-
tally strong position of such issues.
Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

CitiSM California Tax Free Reserves 2005 Annual Report	15

Bond Ratings (unaudited) (continued)

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AAA” to “CC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories
AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC
and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature—VRDO.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

16	CitiSM California Tax Free Reserves 2005 Annual Report

Statement of Assets and Liabilities (August 31, 2005)

ASSETS:
Investments, at amortized cost	$262,682,980
Cash	1,585,550
Interest receivable	873,835
Receivable for Fund shares sold	82,930
Prepaid expenses	5,167

Total Assets	265,230,462

LIABILITIES:
Dividends payable	313,528
Payable for Fund shares repurchased	80,903
Management fee payable	59,509
Distribution/Service fee payable	55,459
Transfer agent fees payable	14,073
Trustees’ fees payable	660
Accrued expenses	97,313

Total Liabilities	621,445

Total Net Assets	$264,609,017

NET ASSETS:
Par value (Note 3)	$2,646
Paid-in capital in excess of par value	264,554,920
Accumulated net realized gain on investment transactions	51,451

Total Net Assets	$264,609,017

Shares Outstanding	264,557,566

Net Asset Value	$1.00

See Notes to Financial Statements.

CitiSM California Tax Free Reserves 2005 Annual Report	17

Statement of Operations (For the year ended August 31, 2005)

INVESTMENT INCOME:
Interest	$4,934,756

EXPENSES:
Management fee (Note 2)	1,147,167
Distribution/Service fee (Note 2)	637,315
Transfer agent fees	58,365
Custody and fund accounting fees	50,806
Legal fees	50,639
Shareholder reports	49,191
Audit and tax	27,054
Registration fees	12,364
Trustees’ fees	3,889
Insurance	2,983
Miscellaneous expenses	4,693

Total Expenses	2,044,466
Less: Management fee waiver (Note 2)	(385,795)
Fees paid indirectly (Note 1e)	(1,653)

Net Expenses	1,657,018

Net Investment Income	3,277,738

Net Realized Gain on Investments	51,451

Increase in Net Assets From Operations	$3,329,189

See Notes to Financial Statements.

18	CitiSM California Tax Free Reserves 2005 Annual Report

Statements of Changes in Net Assets (For the years ended August 31,)

	2005	2004

OPERATIONS:
Net investment income	$3,277,738	$1,015,570
Net realized gain	51,451	25,748

Increase in Net Assets From Operations	3,329,189	1,041,318

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(3,276,846)	(1,015,570)
Net realized gain	(26,640)	(87,075)

Decrease in Net Assets From Distributions to Shareholders	(3,303,486)	(1,102,645)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	435,740,974	379,834,814
Reinvestment of distributions	508,044	136,947
Cost of shares repurchased	(425,700,796)	(416,608,570)

Increase (Decrease) in Net Assets From Fund Share Transactions	10,548,222	(36,636,809)

Increase (Decrease) in Net Assets	10,573,925	(36,698,136)

NET ASSETS:
Beginning of year	254,035,092	290,733,228

End of year	$264,609,017	$254,035,092

See Notes to Financial Statements.

CitiSM California Tax Free Reserves 2005 Annual Report	19

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Income From Operations:
Net investment income and net realized gain	0.013	0.004	0.006	0.011	0.026

Less Distributions From:
Net investment income and net realized gain	(0.013)	(0.004)	(0.006)	(0.011)	(0.026)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(1)	1.31%	0.41%	0.62%	1.05%	2.62%

Net Assets, End of Year (000s)	$264,609	$254,035	$290,733	$294,947	$300,601

Ratios to Average Net Assets:
Gross expenses	0.80%	0.80%	0.78%	0.82%	0.92%
Net expenses(2)(3)	0.65	0.65	0.65	0.65	0.65
Net investment income(3)	1.29	0.38	0.59	1.04	2.57

(1)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(2)	As a result of a voluntary expense limitation which may be discontinued at any time, the ratio of expenses to average net assets of the Fund will not exceed 0.65%.

(3)	The Fund’s Manager waived a portion of its management fee. Such waivers are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

20	CitiSM California Tax Free Reserves 2005 Annual Report

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Citi California Tax Free Reserves (the “Fund”) is a separate non-diversified series of CitiFunds Trust III (the “Trust”), which is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Investment Manager of the Fund is Citi Fund Management Inc. (the “Manager”). Citigroup Global Markets Inc. (“CGM”) is the Fund’s Distributor. Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acts as the Fund’s transfer agent.

     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

     (b) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

     (c) Expenses. The Fund bears all the costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more Funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

     (d) Fees Paid Indirectly. The Fund’s custodian calculates its fees based on the Fund’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

     (e) Distributions to Shareholders. Distributions on the shares of the Fund are declared, as of 12:00 noon Eastern Time, each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

     (f ) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substan-

CitiSM California Tax Free Reserves 2005 Annual Report	21

Notes to Financial Statements (continued)

tially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a preference item to shareholders.

     (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the year ended August 31, 2005, the following reclassifications has been made:

	Undistributed Net Investment Income	Undistributed Realized Gains/ Accumulated Net Realized Gain

(a)	(892)	892

(a) Reclassifications are primarily due to differences between book and tax treatment of market discount on fixed income securities.

2.  Management Agreement and Other Transactions with Affiliates

The Manager is responsible for overall management of the Fund’s business affairs, and has a Management Agreement with the Fund. The Manager or an affiliate also provides certain administrative services to the Fund. These administrative services include providing general office facilities and supervising the overall administration of the Fund. The management fees paid to the Manager are accrued daily and payable monthly. The management fee is computed at an annual rate of 0.45% of the Fund’s average daily net assets. The management fees amounted to $1,147,167, of which $385,795 was voluntarily waived for the year ended August 31, 2005. Such waiver is voluntary and may be terminated at any time at the discretion of the Manager.

     Effective October 1, 2005, the Fund’s investment management fee, which is calculated daily and payable monthly, will be revised from 0.45% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Fund’s Fee Rate Average Daily Net Assets	Investment Management Fee Rate

First $1 billion	0.450%
Next $1 billion	0.425
Next $3 billion	0.400
Next $5 billion	0.375
Over $10 billion	0.350

22	CitiSM California Tax Free Reserves 2005 Annual Report

Notes to Financial Statements (continued)

     The Fund adopted a Service Plan pursuant to Rule l2b-1 under the 1940 Act. The Service Plan allows the Fund to pay a monthly fee not to exceed 0.25% of the average daily net assets represented by Class N shares. The Service fees paid amounted to $637,315 for the year ended August 31, 2005.

     These fees may be used to make payments to the Distributor and to Service Agents or others as compensation for the sale of Fund shares or for advertising, marketing or other promotional activity, and for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund may also make payments to the Distributor and others for providing personal service or the maintenance of shareholder accounts.

     The Trust pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain of the officers and a Trustee of the Trust are officers and a director of the Manager or its affiliates.

     The Trustees of the Fund have adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Three former Trustees are currently receiving payments under the Plan. In addition, two other former Trustees received a lump sum payment under the Plan. The Fund’s allocable share of the liability at August 31, 2005 was $450.

3.  Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share).

     Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, are equal to the dollar amounts shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4.  Investment Transactions

Purchases, maturities and sales of money market instruments aggregated $630,926,327 and $621,323,295, respectively, for the year ended August 31, 2005.

CitiSM California Tax Free Reserves 2005 Annual Report	23

Notes to Financial Statements (continued)

5.  Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class N

Daily
9/30/2005	$ 0.0016

     The tax character of distributions paid during the fiscal year ended August 31, were as follows:

	2005	2004

Distributions paid from: Tax-exempt income	$3,276,846	$1,015,570

Ordinary income	$25,748	$68,696
Net long-term capital gains	892	18,379

Total Taxable Distributions	$26,640	$87,075

Total Distributions Paid	$3,303,486	$1,102,645

     As of August 31, 2005 there were no significant differences between the book and tax components of net assets.

6.   Regulatory Matters and Related Litigation

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC’’) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM’’) and Citigroup Global Markets Inc. (“CGMI’’) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds’’).

     The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (‘’Advisers Act’’). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data’’), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM’’), the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM

24	CitiSM California Tax Free Reserves 2005 Annual Report

Notes to Financial Statements (continued)

and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

     The Fund did not implement the contractual arrangement described above and will not receive any payments.

     Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

CitiSM California Tax Free Reserves 2005 Annual Report	25

Notes to Financial Statements (continued)

7.  Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (‘‘Legg Mason’’).

     As part of this transaction, Citi Fund Management Inc. (the ‘‘Manager’’), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the 1940 Act, consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement with the manager. Therefore, the Fund’s Board has approved a new investment management agreement between the Fund and the manager to become effective upon the closing of the sale to Legg Mason. The new investment management agreement contract has been presented to the shareholders of the Fund for their approval.

8.  Subsequent Event

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Citi Fund Management Inc. (“CFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

     On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed CFM that the staff is considering recommending that the Commission institute administrative proceedings against CFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from CFM.

     Although there can be no assurance, CFM believes that this matter is not likely to have a material adverse effect on the Fund or CFM’s ability to perform investment advisory services relating to the Fund.

     The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

26	CitiSM California Tax Free Reserves 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Citi California Tax Free Reserves:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Citi California Tax Free Reserves of CitiFunds Trust III (a Massachusetts business trust) as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi California Tax Free Reserves of CitiFunds Trust III as of August 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 21, 2005

CitiSM California Tax Free Reserves 2005 Annual Report	27

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Citi California Tax Free Reserves (the “Fund”), a series of CitiFunds Trust III, including the Fund’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor, as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

     The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-today portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

28	CitiSM California Tax Free Reserves 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

     The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

     The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

     The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “California tax-exempt money market funds” by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, and 5-year periods ended March 31, 2005 was lower than the median, and the Fund’s performance for the 10-year period ended March 31, 2005 was the same as the median. The Board took into account the Manager’s discussion of the Fund’s performance. The Manager noted that the Fund is invested with the objective of providing liquidity and income consistent with the preservation of shareholders’ capital.

     Based on their review, which included careful consideration of all of the factors noted above, the Board, mindful of the proposed transaction with Legg Mason, concluded that it will continue to evaluate the Fund’s performance and investment strategies and any actions taken by the Manager to improve performance.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice.

     Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to

CitiSM California Tax Free Reserves 2005 Annual Report	29

Board Approval of Management Agreement (unaudited) (continued)

that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

     Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributor and how the amounts received by the distributor are paid.

     The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail no-load funds (including the Fund) classified as “California tax exempt money market funds” and chosen to be comparable to the Fund by Lipper, showed that the Fund’s Contractual Management Fee was equal to the median of the management fees paid by the other funds in the Expense Group and that the Actual Management Fee (which reflects a fee waiver) was better than the median of its Expense Group. The Board noted that the Fund’s actual total expense ratio was below the median of its Expense Group. The Board also took into account that the Manager had agreed to institute fee breakpoints effective October 1, 2005. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

     Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow.

30	CitiSM California Tax Free Reserves 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

     The Board noted that the Manager had agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing economies of scale or other efficiencies that might accrue from increases in the Fund’s assets levels. The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board also noted that as the Fund’s assets increase over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board determined that the management fee structure, including the proposed breakpoints, was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

     In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

     In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the proposed continuance of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

CitiSM California Tax Free Reserves 2005 Annual Report	31

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Citi California Tax Free Reserves (the “Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken Citigroup Asset Management (“CAM”) 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Executive Vice President and Chief Operations Officer, DigiGym Systems (on-line personal training systems) (since 2001); Consultant, Catalyst (consulting) (since 1984); Chief Executive Officer, Motocity USA (motorsport racing) (since 2004)	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Donald M. Carlton c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation(engineering) (since 1999); former Chief Executive Officer, Radian International LLC (engineering) (from 1996 to 1998); Member of the Management Committee, Signature Science (research and development) (since 2000)	32

Director, Temple-Inland(forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); former Director, Valero Energy (petroleum refining) (from 1999 to 2003)

32	CitiSM California Tax Free Reserves 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
A. Benton Cocanougher c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former Special Advisor to the President, Texas A&M University (from 2002 to 2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001)	32	None

Mark T. Finn c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001

Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment advisory and consulting firm) (since 1988); former Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (from 1988 to 2001); former General Partner and Shareholder, Greenwich Ventures, LLC (investment partnership) (from 1996 to 2001); former President, Secretary, and Owner, Phoenix Trading Co. (commodity trading advisory firm) (from 1997 to 2000)

				37	Former President and Director, Delta Financial, Inc. (investment advisory firm) (from 1983 to 1999)

CitiSM California Tax Free Reserves 2005 Annual Report	33

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Stephen Randolph Gross c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); former Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); former Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); former Partner, Capital Investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); former Secretary, Carint N.A. (manufacturing) (from 1998 to 2002)	37

Director, Andersen Calhoun (assisted living) (since 1987); former Director, Yu Save, Inc. (internet company) (from 1998 to 2000); former Director, Hotpalm.com, Inc. (wireless applications) (from 1998 to 2000); former Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); former Director, ebank.com. Inc. (from 1997 to 2004)

Diana R. Harrington c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1993)	37	None

Susan B. Kerley c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Trustee	Since 1992	Consultant, Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in fund complex)

Alan G. Merten c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996)	32	Director, Xybernaut Corporation (information technology) (since 2004); Director, Digital Net Holdings, Inc. (since 2003); Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken CAM 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Professor of Finance, University of Houston (from 1977 to 2002); independent consultant (since 1984)	32	None

34	CitiSM California Tax Free Reserves 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Officers:
Interested Trustee:
R. Jay Gerken, CFA** CAM 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President, and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets (“CGM”); Chairman, President, and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President, and Chief Executive Officer of Travelers Investment Advisers, Inc. (“TIA”) (from 2002 to 2005)	171	None

Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)

				N/A	N/A

Frances M. Guggino CAM 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer Controller	Since 2004 2002-2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

CitiSM California Tax Free Reserves 2005 Annual Report	35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Officers:
Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004

Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Chief Compliance Officer, SBFM and CFM; Formerly Chief Compliance Officer of TIA (from 2002 to 2005)

				N/A	N/A

Wendy S. Setnicka CAM 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM (since 2003); Controller of certain mutual funds associated with Citigroup; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (from 1998 to 2002)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of the Manager and certain of its affiliates.

36	CitiSM California Tax Free Reserves 2005 Annual Report

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended August 31, 2005 qualify as tax-exempt interest dividends for Federal income tax purposes.

          Additionally, the Fund paid an ordinary income distribution of $0.000097474 to shareholders of record on December 10, 2004.

          Please retain this information for your records.

CitiSM California Tax Free Reserves 2005 Annual Report	37

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CitiSM California Tax Free Reserves

TRUSTEES
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
R. Jay Gerken, CFA*
Chairman
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

OFFICERS*
R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President
and Chief Administrative Officer

Frances M. Guggino
Chief Financial Officer and
Treasurer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT MANAGER
Citi Fund Management Inc.
100 First Stamford Place
Stamford, CT 06902

DISTRIBUTOR
Citigroup Global Markets Inc.

TRANSFER AGENT
Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, NY 10004

SUB-TRANSFER AGENT
PFPC Inc.
P.O. Box 9699
Providence, RI 02940-9699

SUB-TRANSFER AGENT
AND CUSTODIAN
State Street Bank and Trust
  Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110

*Affiliated Person of Investment Manager

This report is prepared for the information of shareholders of Citi℠ California Tax Free Reserves.

©2005 Citicorp
Citigroup Global Markets Inc.

CFA/RCA/805 05-9166

citigroup asset management

CitiFund Trust III
Citi℠ California Tax Free Reserves

The Fund is a separate investment fund of the CitiFunds Trust III, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on the fund's website at www.citigroupam.com and (3) on the SEC'S website at www.sec.gov.

CitiSM Connecticut Tax Free Reserves

A n n u a l  R e p o r t  •  A u g u s t  31,  2 0 0 5

What’s Inside	Letter from the Chairman	1
	Manager Overview	4
	Fund Facts	6
	Fund at a Glance	7
	Fund Expenses	8
	Fund Performance	10
	Historical Performance	11
	Schedule of Investments	12
	Statement of Assets and Liabilities	17
Fund Objective To provide its shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes,* preservation of capital and liquidity. * A portion of the income may be subject to the Federal Alternative Minimum Tax (AMT). Consult your personal tax adviser.	Statement of Operations	18
	Statements of Changes in Net Assets	19
	Financial Highlights	20
	Notes to Financial Statements	23
	Report of Independent Registered Public Accounting Firm	30
	Board Approval of Management Agreement	31
	Additional Information	35
	Important Tax Information	40

R. JAY GERKEN, CFA
 Chairman, President and
Chief Executive Officer

Letter from the Chairman

Dear Shareholder,

The U.S. economy overcame several obstacles during the reporting period and continued to expand at a brisk pace. Rising interest rates, record high oil prices and geopolitical issues threatened to send the economy into a “soft patch.” In addition, the devastation caused by Hurricane Katrina led to fears of a possible recession. However, when all was said and done, fourth quarter 2004 and first quarter 2005 gross domestic product (“GDP”)i growth was 3.8% and for second quarter GDP growth was 3.3%, another solid advance. This marked nine consecutive quarters when GDP grew 3.0% or more.

     As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. After raising interest rates in June and August 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times. All told, the Fed’s ten rate hikes have brought the target for the federal funds rate from 1.00% to 3.50%. Following the end of the Fund’s reporting period, at its September meeting, the Fed once again raised the target rate by 0.25% to 3.75%.

     During much of the reporting period, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 1.50% and the yield on the 10-year Treasury was 4.13%. When the reporting period ended, the federal funds rate had risen to 3.50% and the 10-year yield had fallen to 4.02%. Given the rise in short-term interest rates, the yields available from money market instruments rose steadily over the fiscal year.

     Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

CitiSM Connecticut Tax Free Reserves 2005 Annual Report	1

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, Citi Fund Management Inc. (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager of the Fund.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore the Board of Trustees has approved a new investment management contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to shareholders for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

     Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

2	CitiSM Connecticut Tax Free Reserves 2005 Annual Report

     As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 21, 2005

CitiSM Connecticut Tax Free Reserves 2005 Annual Report	3

Manager Overview

CHARLES K. BARDES
 Portfolio Manager

Q. What were the overall market conditions during the Fund’s reporting period?

A.   With the U.S. economy expanding at a brisk pace, the Fed continued to raise short-term interest rates in an attempt to keep inflation at bay. From June 2004 through the end of August 2005, the Fed has raised rates on ten occasions, bringing the federal funds rate from 1.00% to 3.50%. Part of the Fed’s inflationary concerns over the period were due to a potential “bubble” in the real estate market as well as record high oil prices. This more than offset fears of a slowing economy due to the devastation from Hurricane Katrina.

     Over the period, the yields available from tax-free money market instruments steadily rose in conjunction with the Fed’s rate hikes. Overall strong demand in the municipal bond market kept credit spreads relatively tight and opportunities to generate incremental yield fairly limited.

Performance Review

As of August 31, 2005, the seven-day current yield for Class N shares of CitiSM Connecticut Tax Free Reserves was 1.87% and its seven-day effective yield, which reflects compounding, was 1.89%.1

     Both yields include a voluntary waiver of a portion of the management fee and distribution and/or service fee. This waiver may be reduced or terminated at any time. If the full management fee had been included, the seven-day current yield would have been 1.72% and the seven-day effective yield would have been 1.74%.

     Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

CitiSM Connecticut Tax Free Reserves Yields as of August 31, 2005 (unaudited)

	Seven Day Current Yield[1]	Seven Day Effective Yield[1]

CitiSM Connecticut Tax Free Reserves-Class N Shares	1.87%	1.89%

Smith Barney Connecticut Class A Shares	1.86%	1.88%

Smith Barney Connecticut Class Y Shares	2.03%	2.05%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Both yields reflect fee waivers for Class N shares which are voluntary, and may be reduced or terminated at any time. Absent such waivers, the seven-day current yield would have been 1.72% and the seven-day effective yield would have been 1.74%.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

4	CitiSM Connecticut Tax Free Reserves 2005 Annual Report

     An investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What were the most significant factors affecting the Fund’s performance?

     What were the leading contributors to performance?

A.  As a tax-free money market fund, our primary goals are to seek tax-free current income and preservation of capital. As such, we continued to emphasize high quality securities that we believed would help us meet our investment objectives.

       Given the rising interest rate environment and our belief that the Fed would continue to raise rates, the Fund’s weighted average maturity (WAM) was largely neutral to that of its benchmark over the fiscal year. We believed this was a prudent approach, as it allowed us to capture higher yields when the Fed raised rates as the proceeds from the Fund’s maturing securities were reinvested into securities offering higher yields.

     What were the leading detractors from performance?

A.   Given our thorough credit and yield curve analysis, we were able to maintain a high quality, diversified portfolio over the reporting period. We did not invest in any particular securities that were detrimental to performance over the fiscal year.

Q. Were there any significant changes made to the Fund during the reporting period?

A.  There were no significant changes to the portfolio. Throughout the fiscal year, we continued to emphasize variable rate demand notes, which are short-term tax-exempt instruments whose rates reset daily or weekly. This allowed us to capitalize on the rising interest rate environment. The Fund’s overall WAM remained neutral to the benchmark and we continued to selectively purchase individual securities that offered somewhat higher yields, yet were consistent with our goal of capital preservation.

     Thank you for your investment in CitiSM Connecticut Tax Free Reserves. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Charles K. Bardes
Portfolio Manager

September 21, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

CitiSM Connecticut Tax Free Reserves 2005 Annual Report	5

Fund Facts

Fund Objective

To provide its shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes,* preservation of capital and liquidity.

Investment Manager	Net Assets as of 8/31/05

Citi Fund Management Inc.

Commencement of Operations

Class N shares
December 1, 1993

Smith Barney Connecticut
Money Market Portfolio
Class A shares (“Class A shares”)
July 3, 2001

Smith Barney Connecticut
Money Market Portfolio
Class Y shares (“Class Y shares”)
December 3, 2003

Class N shares: $124.0 million Class A shares: $127.6 million Class Y shares: $24.0 million Distributions Declared daily, paid monthly
Benchmark **
• iMoneyNet, Inc. Connecticut Tax
Free Money Market Funds Average

*	A portion of the income may be subject to the Federal Alternative Minimum Tax (AMT). Consult your personal tax adviser.

**	iMoneyNet, Inc. Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

Citi is a service mark of Citicorp.

6	CitiSM Connecticut Tax Free Reserves 2005 Annual Report

Fund at a Glance (unaudited)

CitiSM Connecticut Tax Free Reserves

Investment Breakdown

As a Percent of Total Investments

General Obligations
24.9%
Education
15.1%
Hospitals
14.4%
Miscellaneous
14.2%
Transportation
11.6%
Water & Sewer
6.7%
Housing: Single Family
6.1%
Electric
3.2%
Housing: Multi-Family
2.2%
Industrial Development
0.9%
Commercial Paper
0.7%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
August 31, 2005

CitiSM Connecticut Tax Free Reserves 2005 Annual Report	7

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs fees and (2) ongoing costs, including management fees; distribution/service and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          This example is based on an investment of $1,000 invested on March 1, 2005 and held for the six months ended August 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Class N	0.86%	$1,000.00	$1,008.60	0.65%	$3.29

Class A	0.87	1,000.00	1,008.70	0.64	3.24

Class Y	0.93	1,000.00	1,009.30	0.51	2.58

(1)	For the six months ended August 31, 2005.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers. Past performance is no guarantee of future results. In the absence of fee waivers, the total return would have been lower.

(3)

Expenses (net of voluntary waiver) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	CitiSM Connecticut Tax Free Reserves 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Class N	5.00%	$1,000.00	$1,021.93	0.65%	$3.31

Class A	5.00	1,000.00	1,021.98	0.64	3.26

Class Y	5.00	1,000.00	1,022.63	0.51	2.60

(1)	For the six months ended August 31, 2005.

(2)

Expenses (net of voluntary waiver) are equal to the annualized Fund’s expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

CitiSM Connecticut Tax Free Reserves 2005 Annual Report	9

Fund Performance (unaudited)

Total Returns
All Periods Ending August 31, 2005	One Year	Five Years*	Ten Years*	Since Inception

CitiSM Connecticut Tax Free Reserves Class N	1.30%	1.21%	2.08%	—

Smith Barney Connecticut Money Market Portfolio Class A	1.31	N/A	N/A	0.87	%†

Smith Barney Connecticut Money Market Portfolio Class Y	1.43	N/A	N/A	1.02	‡

iMoneyNet, Inc. Connecticut Tax Free Money Market Funds Average	1.28	1.15	1.97	0.80	**

* Average Annual Total Return

** From 6/30/01

† Commencement of Operations 7/3/01

‡ Commencement of Operations 12/3/03

7-Day Yields(1)		Class N	Class A	Class Y

Annualized Current		1.87%	1.86%	2.03%
Effective		1.89	1.88	2.05

(1)

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized, the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield may be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Note: A money market fund’s yield more closely reflects the current earnings of the fund than does the total return.

Although money market funds seek to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Mutual fund shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of distributions, including return of capital, if any. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund’s returns and yields would have been lower.

10	CitiSM Connecticut Tax Free Reserves 2005 Annual Report

Historical Performance (unaudited)

Comparison of 7-Day Yields for CitiSM Connecticut Tax Free Reserves Class N vs. iMoneyNet, Inc. Connecticut Tax Free Money Market Funds Average

As illustrated, CitiSM Connecticut Tax Free Reserves Class N generally provided an annualized seven-day yield comparable to that of the iMoneyNet, Inc. Connecticut Tax Free Money Market Funds Average, as published in iMoneyNet, Inc. Money Fund ReportTM, for the one-year period.

CitiSM Connecticut Tax Free Reserves 2005 Annual Report	11

Schedule of Investments (August 31, 2005)
CITI CONNECTICUT TAX FREE RESERVES

Face Amount	Rating‡	Security	Value

Education – 15.2%
		Connecticut State, HEFA Revenue:
$5,465,000	A-1+	Avon Old Farms School, Series A, LOC-Fleet National Bank, 2.470%, 9/1/05 (a)	$5,465,000
2,000,000	A-1+	Hartford Hospital Series B, LOC-Fleet National Bank, 2.340%, 9/7/05 (a)	2,000,000
4,105,000	A-1+	Marvelwood School Issue, Series A, LOC-First Union National Bank, 2.470%, 9/1/05 (a)	4,105,000
2,700,000	A-1+	Quinnipac Universiy, Series G, LOC-JP Morgan Chase Bank, 2.280%, 9/1/05 (a)	2,700,000
3,900,000	A-1+	Sacred Heart University, Series F, LOC-Fleet National Bank, 2.470%, 9/1/05 (a)	3,900,000
3,545,000	VMIG 1(b)	Updates-Stamford Hospital, Series H, MBIA-Insured, 2.260%, 9/7/05 (a)	3,545,000
4,695,000	A-1	Washington Montessori School, Series A, LOC-Wachovia Bank NA, 2.470%, 9/1/05 (a)	4,695,000
		Yale University:
3,000,000	A-1+	Series T-2, LOC-Credit Local de France, Toronto Dominion Bank and Landesbank Hessen-Thuringen GZ, 2.450%, 9/1/05 (a)	3,000,000
6,000,000	A-1+	Series U, LOC-Credit Local de France, Toronto Dominion Bank and Landesbank Hessen-Thuringen GZ, 2.300%, 9/7/05 (a)	6,000,000
4,000,000	VMIG 1(b)	University of Connecticut, Series 899, MBIA-Insured, 2.460%, 9/1/05 (a)	4,000,000
2,475,000	A-1+	University of Puerto Rico Revenue, Municipal Trust Recipients, Series SG-21, 2.490% due 9/1/05 (a)	2,475,000

		Total Education	41,885,000

Electric – 3.2%
8,900,000	AAA	Puerto Rico Electric Power Authority Revenue, Municipal Securities Trust Recipients, Series SGA 44, LOC-Societe Generale, 2.310%, 9/7/05 (a)	8,900,000

General Obligations – 25.0%
3,000,000	AAA	Commonwealth of Puerto Rico, P-Floats PA-944, MBIA-Insured, SPA-Merrill Lynch Capital Services Inc., 2.490%, 9/1/05 (a)	3,000,000
		Connecticut State:
10,000,000	A-1+	Series A, SPA-Landesbank Hessen-Thuringen, 2.480%, 9/1/05 (a)	10,000,000
2,000,000	A-1+	Series A-2, SPA-Dexia Credit Local, 2.390%, 9/1/05 (a)	2,000,000
7,000,000	Aa2 (b)	Farmington, CT, BAN, 3.500% due 4/14/06	7,034,442
3,000,000	SP-1	Glastonbury, CT, BAN, 3.500% due 5/15/06	3,015,972
6,385,000	Aa3 (b)	Litchfield, CT, BAN, 3.500% due 2/14/06	6,419,039
13,300,000	NR	Milford, CT, BAN, 3.500% due 11/4/05	13,329,887
10,000,000	SP-1+	New Britain, CT, BAN, 4.000% due 4/6/06	10,072,274
3,000,000	A-1	Puerto Rico Commonwealth, Government Development Bank, Refunding, MBIA-Insured, SPA-Credit Suisse, 2.220%, 9/7/05 (a)	3,000,000
3,935,000	A-1	Puerto Rico Municipal Finance Agency, PA-638, FSA-Insured, 2.490%, 9/1/05 (a)	3,935,000

See Notes to Financial Statements.

12	CitiSM Connecticut Tax Free Reserves 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

General Obligations – 25.0% (continued)
$7,040,000	NR	Regional School District North 008, CT, BAN, 3.000% due 1/19/06	$7,059,793

		Total General Obligations	68,866,407

Hospitals – 14.4%
		Connecticut State:
7,075,000	VMIG 1(b)	Development Authority Healthcare Revenue, Corporation Independent Living Project, LOC-Chase Manhattan Bank, 2.370%, 9/7/05 (a)	7,075,000
		HEFA Revenue:
7,800,000	A-1+	Gaylord Hospital Issue, Series A, LOC-Bank of America NA, 2.340%, 9/7/05 (a)	7,800,000
7,500,000	A-1+	Health Care Capital Asset, Series A-1, LOC-Fleet National Bank, 2.340%, 9/7/05 (a)	7,500,000
3,665,000	VMIG 1(b)	Middlesex Hospital, Series K, LOC-Wachovia Bank NA, 2.470%, 9/1/05 (a)	3,665,000
3,580,000	A-1	Refunding, United Methodist Home, Series A, LOC-First Union National, 2.470%, 9/1/05 (a)	3,580,000
10,100,000	VMIG 1(b)	Summerwood University Park, Series A, LOC-Toronto-Dominion Bank, 2.300%, 9/7/05 (a)	10,100,000

		Total Hospitals	39,720,000

Housing: Multi-Family – 2.2%
6,000,000	A-1+	Connecticut HFA, Mortgage Housing Finance, Subseries B-2, AMBAC-Insured, SPA-Depfa Bank PLC, 2.500%, 9/1/05 (a)	6,000,000

Housing: Single-Family – 6.2%
		Connecticut State, HFA, Housing Mortgage Finance Program:
5,600,000	A-1+	Series A-4, SPA-Depfa Bank PLC, 2.500%, 9/1/05 (a)(c)	5,600,000
1,778,000	AAA	Series D-RMKT, 2.530%, 9/7/05 (a)	1,778,000
4,750,000	A-1+	SubSeries D-3, AMBAC-Insured, SPA-Landesbank Hessen-Thuringen, 2.390%, 9/1/05 (a)	4,750,000
4,885,000	A-1+	North Canaan Housing Authority Revenue, Geer Woods Projects, LOC-First Union National Bank, 2.470% due 9/1/05 (a)	4,885,000

		Total Housing: Single-Family	17,013,000

Industrial Development – 1.0%
2,600,000	A-1+	Connecticut State Development Authority, IDR, Northeast Foods Inc. Project, LOC-Bank of America, 2.520%, 9/1/05 (a)(c)	2,600,000

Miscellaneous – 14.2%
3,500,000	A-1+	Connecticut State, Special Tax Obligation Revenue, Second Lien, FSA-Insured, SPA-Bank of America NA, 2.370%, 9/7/05 (a)	3,500,000
17,000,000	SP-1+	Danbury, CT, BAN, 4.000% due 8/4/06	17,183,202
4,125,000	A-1(b)	Oxford, CT, BAN, 4.000% due 8/4/06	4,170,179
7,215,000	MIG 1(b)	Seymour, CT, BAN, 4.000% due 8/16/06	7,292,132
7,000,000	MIG 1(b)	Tolland, CT, BAN, 3.000% due 9/6/05	7,000,523

		Total Miscellaneous	39,146,036

See Notes to Financial Statements.

CitiSM Connecticut Tax Free Reserves 2005 Annual Report	13

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Rating‡	Security	Value

Transportation – 11.6%
		Capital City, EDA, Parking & Energy Fee Revenue, Series B, SPA-Fleet National Bank:
$5,000,000	A-1+	2.300%, 9/7/05 (a)	$5,000,000
2,580,000	A-1+	2.300%, 9/7/05 (a)	2,580,000
8,700,000		Connecticut State, Special Tax Obligation Revenue, PT-368, FGIC-Insured, SPA-Merrill Lynch Capital Services, 2.500%, 9/1/05 (a)	8,700,000
8,500,000	AAA	MSTC, Class A, Series 2001-128, FGIC-Insured, 2.280%, 9/1/05 (a)(d)	8,500,000
		Puerto Rico Commonwealth, Highway & Transportation Authority:
260,000	A-1+	Highway Revenue, PA-548R, MBIA-IBC-Insured, 2.490%, 9/1/05 (a)	260,000
7,015,000	AAA	Transportation Revenue, Putters-Series 246, FSA-Insured, LOC-JP Morgan Chase Bank, 2.510%, 9/1/05 (a)	7,015,000

		Total Transportion	32,055,000

Water & Sewer – 6.7%
5,000,000	A-1+	New Britain, CT, Revenue, AMBAC-Insured, SPA-Bank of Nova Scotia Trust Company, 2.390%, 9/7/05 (a)	5,000,000
1,500,000	A-1+	Puerto Rico Commonwealth Infrastructure Financing Authority, Series PA-498, AMBAC-Insured, 2.490%, 9/1/05 (a)	1,500,000
5,720,000	A-1+	Puerto Rico Commonwealth, Infrastructure Financing Authority, Series PA-498, AMBAC-Insured, 2.490%, 9/1/05 (a)	5,720,000
6,195,000	A-1+	South Central Regional Water Authority, Water System Revenue, 18TH Series, Series B, Insured-MBIA, SPA-JP Morgan Chase Bank, 2.370%, 9/7/05 (a)	6,195,000

		Total Water & Sewer	18,415,000

Commercial Paper – 0.7%
2,000,000	A-1+	New Haven, CT, 2.400% due 10/11/05	2,000,000

		TOTAL INVESTMENTS – 100.4% (Cost – $276,600,443#)	276,600,443
		Liabilities in Excess of Other Assets – (0.4)%	(988,039)

		TOTAL NET ASSETS – 100.0%	$275,612,404

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.

(a)	Interest rate disclosed are those which are in effect at August 31, 2005. Maturity date shown is the date of the next interest reset date or actual maturity.

(b)	Rating by Moody’s Investors Service. All ratings are unaudited.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AMBAC - Ambac Assurance Corporation
BAN - Bond Anticipation Notes
EDA - Economic Development Authority
FGIC - Financial Guaranty Insurance Company
FSA - Financial Security Assurance
HEFA - Health & Educational Facilities Authority
HFA - Housing Finance Authority
IBC - Insured Bond Certificates
IDR - Industrial Development Revenue
LOC - Letter of Credit
MBIA - Municipal Bond Investors Assurance Corporation
MSTC - Municipal Securities Trust Certificates
SPA - Standby Bond Purchase Agreement

See pages 15 and 16 for definitions of ratings.

See Notes to Financial Statements.

14	CitiSM Connecticut Tax Free Reserves 2005 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from“Aa” to “Ca,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

CitiSM Connecticut Tax Free Reserves 2005 Annual Report	15

Bond Ratings (unaudited) (continued)

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

MIG 1	—	Moody’s highest rating for short-term municipal obligations.
VMIG 1	—	Moody’s highest rating for issues having a demand feature—VRDO.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

16	CitiSM Connecticut Tax Free Reserves 2005 Annual Report

Statement of Assets and Liabilities (August 31, 2005)

ASSETS:
Investments, at amortized cost	$276,600,443
Cash	572,368
Receivable for Fund shares sold	6,642,270
Interest receivable	1,611,395
Prepaid expenses	20,140

Total Assets	285,446,616

LIABILITIES:
Payable for Fund shares repurchased	9,374,215
Dividends payable	175,804
Management fee payable	107,154
Transfer agent fees payable	23,790
Distribution/Service fees payable	22,415
Trustees’ fees payable	1,266
Accrued expenses	129,568

Total Liabilities	9,834,212

Total Net Assets	$275,612,404

NET ASSETS:
Par value (Note 5)	$2,756
Paid-in capital in excess of par value	275,615,028
Accumulated net realized loss on investment transactions	(5,380)

Total Net Assets	$275,612,404

Shares Outstanding:

Class N	123,961,345

Smith Barney Connecticut Money Market Portfolio Class A	127,636,265

Smith Barney Connecticut Money Market Portfolio Class Y	24,020,174

Net Asset Value:
Class N	$1.00

Smith Barney Connecticut Money Market Portfolio Class A	$1.00

Smith Barney Connecticut Money Market Portfolio Class Y	$1.00

See Notes to Financial Statements.

CitiSM Connecticut Tax Free Reserves 2005 Annual Report	17

Statement of Operations (For the year ended August 31, 2005)

INVESTMENT INCOME:
Interest (Note 1)	$5,524,799

EXPENSES:
Management fee (Note 2)	1,260,246
Distribution/Service fees (Notes 2 and 3)	460,962
Custody and fund accounting fees	66,054
Shareholder reports (Note 3)	59,172
Transfer agent fees (Note 3)	57,899
Legal fees	48,462
Audit and tax	27,019
Registration fees	23,151
Trustees’ fees	5,811
Insurance	3,526
Miscellaneous expenses	3,489

Total Expenses	2,015,791
Less: Management and distribution/service fees waived (Note 2)	(242,040)
Fees paid indirectly (Note 1f)	(3,901)

Net Expenses	1,769,850

Net Investment Income	3,754,949

Increase in Net Assets From Operations	$3,754,949

See Notes to Financial Statements.

18	CitiSM Connecticut Tax Free Reserves 2005 Annual Report

Statements of Changes in Net Assets (For the years ended August 31,)

	2005	2004

OPERATIONS:
Net investment income	$3,754,949	$990,508
Net realized loss	—	(5,380)

Increase in Net Assets From Operations	3,754,949	985,128

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(3,754,949)	(990,508)
Net realized gains	—	(15,540)

Decrease in Net Assets From Distributions to Shareholders	(3,754,949)	(1,006,048)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	975,523,548	761,342,247
Reinvestment of distributions	2,088,571	510,898
Cost of shares repurchased	(979,148,131)	(699,281,647)

Increase (Decrease) in Net Assets From Fund Share Transactions	(1,536,012)	62,571,498

Increase (Decrease) in Net Assets	(1,536,012)	62,550,578
NET ASSETS:
Beginning of year	277,148,416	214,597,838

End of year	$275,612,404	$277,148,416

See Notes to Financial Statements.

CitiSM Connecticut Tax Free Reserves 2005 Annual Report	19

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Citi Connecticut Tax Free Reserves
Class N Shares	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Income From Operations:
Net investment income and net realized gain	0.013	0.004	0.005	0.011	0.027

Distributions From:
Net investment income and net realized gain	(0.013)	(0.004)	(0.005)	(0.011)	(0.027)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(1)	1.30%	0.37%	0.55%	1.10%	2.76%

Net Assets, End of Year (000s)	$123,957	$139,922	$140,809	$167,541	$229,924

Ratios to Average Net Assets:
Gross expenses	0.80%	0.81%	0.76%	0.83%	0.92%
Net expenses(2)(3)	0.65	0.65	0.65	0.65	0.65
Net investment income(3)	1.31	0.35	0.55	1.10	2.70

(1)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would be lower.

(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.65%.

(3)	The Fund’s Manager and Distributor waived a portion of their management and distribution fees. Such waivers are voluntary and may be terminated at any time.

See Notes to Financial Statements.

20	CitiSM Connecticut Tax Free Reserves 2005 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Smith Barney Connecticut Money Market Portfolio
Class A Shares	2005	2004	2003	2002	2001	(1)

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Income From Operations:
Net investment income and net realized gain	0.013	0.004	0.005	0.011	0.003

Distributions From:
Net investment income and net realized gain	(0.013)	(0.004)	(0.005)	(0.011)	(0.003)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(2)	1.31%	0.36%	0.55%	1.09%	0.30%

Net Assets, End of Year (000s)	$127,635	$105,705	$73,789	$66,122	$31,972

Ratios to Average Net Assets:
Gross expenses	0.67%	0.66%	0.76%	0.83%	4.37	%(3)
Net expenses(4)(5)	0.64	0.65	0.65	0.65	0.65	(3)
Net investment income(5)	1.36	0.36	0.54	1.09	1.77	(3)

(1)	For the period July 3, 2001 (commencement of operations) to August 31, 2001.

(2)

Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would be lower. Total returns for periods of less than one year are not annualized.

(3)	Annualized.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.65%.

See Notes to Financial Statements.

CitiSM Connecticut Tax Free Reserves 2005 Annual Report	21

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Smith Barney Connecticut Money Market Portfolio
Class Y Shares	2005	2004	(1)

Net Asset Value, Beginning of Year	$1.000	$1.000

Income From Operations:
Net investment income and net realized gain	0.014	0.003

Distributions From:
Net investment income and net realized gain	(0.014)	(0.003)

Net Asset Value, End of Year	$1.000	$1.000

Total Return(2)	1.43%	0.35%

Net Assets, End of Year (000s)	$24,020	$31,521

Ratios to Average Net Assets:
Gross expenses	0.52%	0.56	%(3)
Net expenses(4)(5)	0.52	0.55	(3)
Net investment income(5)	1.40	0.48	(3)

(1)	For the period December 3, 2003 (commencement of operations) to August 31, 2004.

(2)

Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would be lower. Total returns for periods of less than one year are not annualized.

(3)	Annualized.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.55%, which may be terminated at any time.

(5)	The Manager waived a portion of its management fee. Such waivers are voluntary and may be terminated at any time.

See Notes to Financial Statements.

22	CitiSM Connecticut Tax Free Reserves 2005 Annual Report

Notes to Financial Statements

1.     Organization and Significant Accounting Policies

Citi Connecticut Tax Free Reserves (the “Fund”) is a separate non-diversified series of CitiFunds Trust III (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Investment Manager of the Fund is Citi Fund Management Inc. (the “Manager”). Citigroup Global Markets Inc. (“CGM”) is the Fund’s Distributor. Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acts as the Fund’s transfer agent.

          The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          (a) Investment Valuation.  Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act which approximates market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

          (b) Security Transactions and Investment Income.  Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

          (c) Expenses.  The Fund bears all the costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more Funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

          (d) Class Accounting.  Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

          (e) Fees Paid Indirectly.  The Fund’s custodian calculates its fees based on the Fund’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

          (f) Distributions to Shareholders.  Distributions on the shares of the Fund are declared each business day, as of 12:00 noon Eastern Time, to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually.

CitiSM Connecticut Tax Free Reserves 2005 Annual Report	23

Notes to Financial Statements (continued)

Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

          (g) Federal and Other Taxes.  It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

          (h) Reclassification.  GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the year ended August 31, 2005 the Fund had no reclassification.

2.      Management Agreement and Other Transactions with Affiliates

The Manager is responsible for overall management of the Fund’s business affairs, and has a Management Agreement with the Fund. The Manager or an affiliate also provides certain administrative services to the Fund.

          The management fees paid to the Manager are accrued daily and payable monthly. The management fee is computed at an annual rate of 0.45% of the Fund’s average daily net assets. The management fees amounted to $1,260,246, of which $35,489 was voluntarily waived for the year ended August 31, 2005. Such waiver is voluntary and may be terminated at any time at the discretion of the Manager.

          Effective October 1, 2005, the Fund’s investment management fee, which is calculated daily and payable monthly, will be revised from 0.45% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Fund’s Fee Rate Average Daily Net Assets	Investment Management Fee Rate

First $1 billion	0.450%
Next $1 billion	0.425
Next $3 billion	0.400
Next $5 billion	0.375
Over $10 billion	0.350

          The Trust pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain of the officers and a Trustee of the Trust are officers and a director of the Manager or its affiliates.

24	CitiSM Connecticut Tax Free Reserves 2005 Annual Report

Notes to Financial Statements (continued)

          The Trustees of the Fund have adopted a Retirement Plan (the “Plan”), for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Three former Trustees are currently receiving payments under the Plan. In addition, two other former Trustees received a lump sum payment under the Plan. The Fund’s allocable share of the liability at August 31, 2005 was $1,026.

3.      Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class N and A shares calculated at the annual rate of 0.25% and 0.10% of the average daily net assets of each respective class. For the year ended August 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class N		Class A	Class Y

Distribution Fees	$344,251	*	$116,711	—

*        Class N shares voluntary waived $206,551.

           For the year ended August 31, 2005, total Transfer Agent fees were as follows:

	Class N	Class A	Class Y

Transfer Agent Fees	$45,205	$12,451	$243

          For the year ended August 31, 2005, total Shareholder Reports expenses were as follows:

	Class N	Class A	Class Y

Shareholder Reports Expenses	$7,472	$50,777	$923

CitiSM Connecticut Tax Free Reserves 2005 Annual Report	25

Notes to Financial Statements (continued)

4.     Distributions to Shareholders by Class

	Year Ended August 31, 2005	Year Ended August 31, 2004

Class N
Net Investment Income	$1,804,362	$543,928
Net realized gain	—	10,218

Total	$1,804,362	$554,146

Smith Barney Connecticut Money Market Portfolio Class A
Net investment income	$1,591,001	$368,273
Net realized gain	—	5,322

Total	$1,591,001	$373,595

Smith Barney Connecticut Money Market Portfolio Class Y
Net Investment Income	$359,586	$78,307

Total	$359,586	$78,307

5.     Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with par value $0.00001 per share.

          Transactions in shares of each class, each at $1.00, were as follows:

	Year Ended August 31, 2005	Year Ended August 31, 2004

	Shares	Shares

Class N
Shares sold	267,035,600	279,577,493
Shares issued on reinvestment	190,746	65,134
Shares repurchased	(283,191,213)	(280,515,504)

Net Decrease	(15,964,867)	(872,877)

Smith Barney Connecticut Money Market Portfolio Class A
Shares sold	656,420,448	426,230,754
Shares issued on reinvestment	1,538,260	367,458
Shares repurchased	(636,028,341)	(394,675,523)

Net Increase	21,930,367	31,922,689

Smith Barney Connecticut Money Market Portfolio Class Y
Shares sold	52,067,500	55,534,000
Shares issued on reinvestment	359,565	78,306
Shares repurchased	(59,928,577)	(24,090,620)

Net Increase (Decrease)	(7,501,512)	31,521,686

          Because the Fund has maintained a $1.00 net asset value per share from the inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, are equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

26	CitiSM Connecticut Tax Free Reserves 2005 Annual Report

Notes to Financial Statements (continued)

6.     Investment Transactions

Purchases, maturities and sales of money market instruments aggregated $766,341,973 and $764,018,000, respectively, for the year ended August 31, 2005.

7.     Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class N	Class S	Class Y

Daily
9/30/2005	$0.0016	$0.0029	$0.0017

          The tax character of distributions paid during the fiscal years ended August 31 were as follows:

	2005	2004

Distributions paid from:
Tax-Exempt Income	$3,754,949	$990,508

Ordinary Income	—	15,540

Total Taxable Distributions	—	15,540

Total Distributions Paid	$3,754,949	$1,006,048

          As of August 31, 2005, there were no significant differences between the book and tax components of net assets.

          As of August 31, 2005, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount

8/31/2012	$(5,380)

          This amount will be available to offset like amounts of any future taxable gains.

8.     Regulatory Matters and Related Litigation

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC’’) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM’’) and Citigroup Global Markets Inc. (“CGMI’’) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds’’).

          The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act’’). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data’’), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM’’), the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange,

CitiSM Connecticut Tax Free Reserves 2005 Annual Report	27

Notes to Financial Statements (continued)

among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

     Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

28	CitiSM Connecticut Tax Free Reserves 2005 Annual Report

Notes to Financial Statements (continued)

     As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

9.      Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, Citi Fund Management Inc. (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the 1940 Act, consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement with the manager. Therefore, the Fund’s Board has approved a new investment management agreement between the Fund and the manager to become effective upon the closing of the sale of Legg Mason. The new investment management agreement contract has been presented to the shareholders of the Fund for their approval.

10.     Subsequent Event

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Citi Fund Management Inc. (“CFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

     On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed CFM that the staff is considering recommending that the Commission institute administrative proceedings against CFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection underaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from CFM.

     Although there can be no assurance, CFM believes that this matter is not likely to have a material adverse effect on the Fund or CFM’s ability to perform investment advisory services relating to the Fund.

     The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

CitiSM Connecticut Tax Free Reserves 2005 Annual Report	29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Citi Connecticut Tax Free Reserves:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Citi Connecticut Tax Free Reserves of CitiFunds Trust III (a Massachusetts business trust) as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citi Connecticut Tax Free Reserves of CitiFunds Trust III as of August 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 21, 2005

30	CitiSM Connecticut Tax Free Reserves 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Citi Connecticut Tax Free Reserves (the “Fund”), a series of CitiFunds Trust III, including the Fund’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor, as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

     The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered, based on its knowl-

CitiSM Connecticut Tax Free Reserves 2005 Annual Report	31

Board Approval of Management Agreement (unaudited) (continued)

edge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

     The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

     The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

     The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “Connecticut tax exempt money market funds” by Lipper, showed, among other data, that the Fund’s performance for the 1-year period ended March 31, 2005 was below the median while the performance for the 3-, 5- and 10-year periods ended March 31, 2005 was better than the median. The Board took into account the Manager’s discussion of the Fund’s performance. The Manager noted that the Fund is invested with the objective of providing liquidity and income consistent with the preservation of shareholders’ capital.

     Based on their review, which included careful consideration of all of the factors noted above, the Board, mindful of the proposed transaction with Legg Mason, concluded that it will continue to evaluate the Fund’s performance and investment strategies and any actions taken by the Manager to improve performance.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice.

     Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees

32	CitiSM Connecticut Tax Free Reserves 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

     Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributor and how the amounts received by the distributor are paid.

     The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail no-load funds (including the Fund) classified as “Connecticut tax exempt money market funds” and “other single state tax-exempt money market funds” and chosen to be comparable to the Fund by Lipper, showed that the Fund’s Contractual Management Fee was better than the median of its Expense Group and the Actual Management Fee, which reflects a fee waiver, is at the median of its Expense Group. The Fund’s actual total expense ratio was also better than the median of its Expense Group. The Board also took into account that the Manager had agreed to institute fee breakpoints effective October 1, 2005. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current Contractual Management Fee.

     Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow.

CitiSM Connecticut Tax Free Reserves 2005 Annual Report	33

Board Approval of Management Agreement (unaudited) (continued)

     The Board noted that the Manager had agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing economies of scale or other efficiencies that might accrue from increases in the Fund’s assets levels. The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board also noted that as the Fund’s assets increase over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board determined that the management fee structure, including the proposed breakpoints, was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

     In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

     In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the proposed continuance of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

34	CitiSM Connecticut Tax Free Reserves 2005 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Citi Connecticut Tax Free Reserves (the “Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request by calling 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken (“CAM”) 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Executive Vice President and Chief Operations Officer, DigiGym Systems (on-line personal training systems) (since 2001); Consultant, Catalyst (consulting) (since 1984); Chief Executive Officer, Motocity USA (motorsport racing) (since 2004)	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Donald M. Carlton c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International LLC (engineering) (from 1996 to1998); Member of the Management Committee, Signature Science (research and development) (since 2000)	32

Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); former Director, Valero Energy (petroleum refining) (from 1999 to 2003)

CitiSM Connecticut Tax Free Reserves 2005 Annual Report	35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
A. Benton Cocanougher c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former Special Advisor to the President, Texas A&M University (from 2002 to 2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001)	32	None

Mark T. Finn c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001

Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment advisory and consulting firm) (since 1988); former Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (from 1988 to 2001); former General Partner and Shareholder, Greenwich Ventures, LLC (investment partnership) (from 1996 to 2001); former President, Secretary, and Owner, Phoenix Trading Co. (commodity trading advisory firm) (from 1997 to 2000)

				37	Former President and Director, Delta Financial, Inc. (investment advisory firm) (from 1983 to 1999)

36	CitiSM Connecticut Tax Free Reserves 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Stephen Randolph Gross c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); former Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); former Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); former Partner, Capital Investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); former Secretary, Carint N.A. (manufacturing) (from 1998 to 2002).	37

Director, Andersen Calhoun (assisted living) (since 1987); former Director, Yu Save, Inc. (internet company) (from 1998 to 2000); former Director, Hotpalm.com, Inc. (wireless applications) (from 1998 to 2000); former Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); former Director, ebank.com. Inc. (from 1997 to 2004).

Diana R. Harrington c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1993)	37	None

Susan B. Kerley c/o R. Jay Gerken CAM 399 Park Avenue New York, NY10022 Birth Year: 1951	Trustee	Since 1992	Consultant, Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) currently supervises 16 Investment companies in the fund complex)

Alan G. Merten c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996)	32	Director, Xybernaut Corporation (information technology) (since 2004); Director, Digital Net Holdings, Inc. (since 2003); Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Professor of Finance, University of Houston (from 1977 to 2002); independent consultant (since 1984)	32	None

CitiSM Connecticut Tax Free Reserves 2005 Annual Report	37

Additional Information (unaudited) (continued)

		Term of		Number of
		Office* and	Principal	Portfolios In	Other Board
	Position(s)	Length	Occupation(s)	Fund Complex	Memberships
Name, Address	Held with	of Time	During Past	Overseen by	Held by
and Birth Year	Fund	Served	Five Years	Trustee	Trustee

Officers:
Interested Trustee:
R. Jay Gerken, CFA** CAM 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President, and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“GCM”); Chairman, President, and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Advisers Inc. (“TIA”) (from 2002 to 2005)	171	N/A

Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)

				N/A	N/A

Frances M. Guggino CAM 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer Controller	Since 2004 2002- 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

38	CitiSM Connecticut Tax Free Reserves 2005 Annual Report

Additional Information (unaudited) (continued)

		Term of		Number of
		Office* and	Principal	Portfolios In	Other Board
	Position(s)	Length	Occupation(s)	Fund Complex	Memberships
Name, Address	Held with	of Time	During Past	Overseen by	Held by
and Birth Year	Fund	Served	Five Years	Trustee	Trustee

Officers:
Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti- Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004

Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Chief Compliance Officer, SBFM and CFM; Formerly Chief Compliance Officer of TIA (from 2002 to 2005)

				N/A	N/A

Wendy S. Setnicka CAM 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM (since 2003); Controller of certain mutual funds associated with Citigroup; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (from 1998 to 2002)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended because Mr. Gerken is an officer of the Manager and certain of its affiliates.

CitiSM Connecticut Tax Free Reserves 2005 Annual Report	39

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended August 31, 2005 qualify as tax-exempt interest dividends for Federal income tax purposes.

     Please retain this information for your records.

40	CitiSM Connecticut Tax Free Reserves 2005 Annual Report

CitiSM Connecticut Tax Free Reserves

TRUSTEES
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
R. Jay Gerken, CFA*
Chairman
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

OFFICERS*
R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Frances M. Guggino
Chief Financial Officer
and Treasurer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary
and Chief Legal Officer

INVESTMENT MANAGER
Citi Fund Management Inc.
100 First Stamford Place
Stamford, CT 06902

DISTRIBUTOR
Citigroup Global Markets Inc.

TRANSFER AGENT
Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, NY 10004

SUB-TRANSFER AGENT
PFPC Inc.
P.O. Box 9699
Providence, RI 02940-9699

SUB-TRANSFER AGENT
AND CUSTODIAN
State Street Bank and Trust
    Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110

* Affiliated Person of Investment Manager

This report is submitted for the general information of the shareholders of Citi℠ Connecticut Tax Free Reserves.

©2005 Citicorp
Citigroup Global Markets Inc.

CFA/RCT/805 05-9165

citigroup asset management

CitiFund Trust III
Citi℠ Connecticut Tax Free Reserves

The Fund is a separate investment fund of CitiFunds Trust III, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-625-4554.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-625-4554, (2) on the Fund's website at www.citigroupam.com and (3) on the SEC's website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane F.
Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to
Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert.
Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2)
of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2004 and August 31, 2005 (the "Reporting
Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the
Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $112,750 in 2004 and $110,250 in 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting
Periods for assurance and related services by PwC that are
reasonably related to the performance of the audit of the
Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $2,500 in 2005.
These services rendered in connection with the annual registration statement filed on Form N-1A for the CitiFunds Trust III.

In addition, there were no Audit-Related Fees billed in the
Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-
adviser whose role is primarily portfolio management and is
subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the
CitiFunds Trust III (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-
approval by the Audit Committee for the Reporting Periods (prior to
May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $12,100 in 2004 and $10,000 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns;
(ii) U.S. federal, state and local tax planning, advice and

assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-
approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting
Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this
Item for the CitiFunds Trust III.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any
entity controlling, controlled by or under common control with SBFM that provided ongoing services to CitiFunds Trust III requiring pre-
approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the
Board of each registered investment company (the “Fund”) advised by
Smith Barney Fund Management LLC or Salomon Brothers Asset
Management Inc. or one of their affiliates (each, an “Adviser”)
requires that the Committee shall approve (a) all audit and
permissible non-audit services to be provided to the Fund and (b)
all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service
Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the
Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services
(including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-
audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the
Fund; (ii) financial information systems design and implementation;
(iii) appraisal or valuation services, fairness opinions or
contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services
unrelated to the audit; and (ix) any other service the Public
Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund
(“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the
Committee; (ii) the permissible non-audit services were not
recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the CitiFunds Trust III, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100%
for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and
2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to
CitiFunds Trust III and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to CitiFunds Trust III during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information”
and $75,000 for 2004.

(h) Yes. The CitiFunds Trust III‘s Audit Committee has considered whether the provision of non-audit services that were rendered to
Service Affiliates which were not pre-approved (not requiring pre-
approval) is compatible with maintaining the Accountant's
independence. All services provided by the Auditor to the CitiFunds
Trust III or to Service Affiliates, which were required to be pre-
approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s
disclosure controls and procedures (as defined in Rule 30a-
3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure
required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b)
under the 1940 Act and 15d-15(b) under the Securities Exchange
Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under
the 1940 Act) that occurred during the registrant’s last
fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of
the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of
the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

CitiFunds Trust III

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
CitiFunds Trust III

Date:	November 9, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
CitiFunds Trust III

Date:	November 9, 2005

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
CitiFunds Trust III

Date:	November 9, 2005